UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )
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Filed by a Party other than the Registrant ☐
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☒ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material under §240.14a-12
THIRD POINT REINSURANCE LTD.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2).
Emerging growth company ☐
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Point House
3 Waterloo Lane
Pembroke HM 08, Bermuda
[ ]
Dear Shareholder:
We cordially invite you to attend Third Point Reinsurance Ltd.’s 2018 Annual General Meeting of Shareholders. The meeting will be held on Wednesday, May 9, 2018, at 10:00 a.m., Atlantic Daylight Time, at the Executive Boardroom, “The WaterFront Residence”, 11 Waterloo Lane, Pembroke HM 08, Bermuda.
Details regarding admission to the Annual General Meeting and the business to be conducted at the Annual General Meeting are described in the accompanying Notice of Annual General Meeting of Shareholders and Proxy Statement.
Your vote is important. At the meeting, shareholders will vote on a number of important matters. Please take the time to carefully read each of the proposals described in the attached Proxy Statement.
Thank you for your support of Third Point Reinsurance Ltd.
Sincerely,

/s/ Joshua L. Targoff

Chairman of the Board

Point House
3 Waterloo Lane
Pembroke HM 08, Bermuda

NOTICE OF 2018 ANNUAL GENERAL MEETING OF SHAREHOLDERS
TO BE HELD ON MAY 9, 2018

To Our Shareholders:

The 2018 Annual General Meeting (the “Annual General Meeting”) of Third Point Reinsurance Ltd. (the “Company”) will be held at 10:00 a.m., Atlantic Daylight Time, on Wednesday, May 9, 2018, at the Executive Boardroom, “The WaterFront Residence” 11 Waterloo Lane, Pembroke HM 08, Bermuda, and at any adjournments or postponements thereof. The Annual General Meeting is called for the following purposes:

1.
To elect three Class II directors and one Class I director, to serve for terms expiring in 2021 and 2020, respectively, or until their respective office shall otherwise be vacated pursuant to the Company’s Bye-laws.

2.	To approve and adopt the amended and restated Bye-laws of the Company.

3.	To approve, by a non-binding advisory vote, the executive compensation payable to the Company’s named executive officers (as described in this Proxy Statement) (“Say on Pay”).

4.	To elect certain individuals as Designated Company Directors (as defined in this Proxy Statement) of certain of our non-U.S. subsidiaries, as required by our Bye-laws.

5.
To appoint Ernst & Young Ltd., an independent registered public accounting firm, as our independent auditor to serve until the Annual General Meeting to be held in 2019, and to authorize our Board of Directors, acting by the Audit Committee, to determine the independent auditor’s remuneration.

In addition, we will consider any other business as may properly come before the Annual General Meeting and any adjournments or postponements thereof.
Our audited financial statements as of, and for the year ended, December 31, 2017, as approved by our Board of Directors, will be presented at the Annual General Meeting, pursuant to the provisions of the Companies Act 1981 of Bermuda, as amended, and the Company’s Bye-laws.
You are entitled to vote at the Annual General Meeting and at any adjournments or postponements thereof if you were a shareholder of record at the close of business on March 7, 2018 (the “Record Date”).
Your vote is very important. Whether or not you plan to attend the meeting in person, please vote by submitting your proxy or voting instructions using one of the voting methods described in the accompanying materials to ensure that your shares are represented at the Annual General Meeting. We encourage you to take advantage of our telephone or internet voting options. Please note that submitting a proxy using either of these methods will not prevent you from attending the Annual General Meeting and voting in person.
This year, we will rely on the U.S. Securities and Exchange Commission’s “notice and access” rules that will permit us to electronically deliver proxy materials to some or all of our shareholders. These rules allow us to provide our shareholders with the information they need while lowering our printing and mailing costs, reducing the impact on the environment and more efficiently complying with our obligations under the federal securities laws. On or about [ ], we mailed a Notice of Internet Availability of Proxy Materials to our shareholders containing instructions on how to access our Proxy Statement and Annual Report and vote online or how to request a paper copy of the Proxy Statement and Annual Report, if desired. Shareholders who receive that notice will not receive a Proxy Card by mail unless they request one by following the instructions contained in the notice received, or below in the accompanying Proxy Statement.

Important Notice Regarding the Availability of Proxy Materials for the Annual General Meeting to be held on Wednesday, May 9, 2018: Third Point Reinsurance Ltd.’s Proxy Statement and 2017 Annual Report to Shareholders are available at: www.thirdpointre.com/investors/financial-information/financial-reports.

This Proxy Statement and the accompanying Proxy Card, Notice of Annual General Meeting of Shareholders, and the 2017 Annual Report to Shareholders (the “Annual Report”) were filed with the U.S. Securities and Exchange Commission (“SEC”) on [ ] and a Notice of Internet Availability of Proxy Materials was first mailed on or about [ ] to shareholders of record on the Record Date.

By Order of the Board of Directors, /s/ Janice R. Weidenborner Janice R. Weidenborner Executive Vice President, Group General Counsel and Secretary

i

Section 16(a) Beneficial Ownership Reporting Compliance	20
Report of the Audit Committee	20
Fees Paid to Ernst & Young Ltd.	21
Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of the independent registered public accounting firm appointed as our independent auditor	23
EXECUTIVE COMPENSATION	23
Compensation Discussion and Analysis	23
Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards for Fiscal Year 2017 Table	35
Outstanding Equity Awards at Fiscal Year-End 2017	40
Potential Payments Upon Termination or Change-in-Control	41
Compensation of Directors for Fiscal Year 2017	45
Compensation Risk Assessment	46
BENEFICIAL OWNERSHIP OF THE COMPANY’S COMMON SHARES	47
CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS	50
Policies and Procedures for Related Person Transactions	50
Related Person Transactions	50
CERTAIN SUBSIDIARIES - DESIGNATED COMPANY DIRECTORS	58
PROPOSALS TO BE VOTED ON BY THIRD POINT REINSURANCE LTD. SHAREHOLDERS	59
PROPOSAL NO. 1 ELECTION OF DIRECTORS	59
PROPOSAL NO. 2 APPROVAL TO AMEND AND RESTATE THE BYE-LAWS OF THE COMPANY	60
PROPOSAL NO. 3 ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION	62
PROPOSAL NO. 4 ELECTION OF DESIGNATED COMPANY DIRECTORS OF SUBSIDIARIES	63
PROPOSAL NO. 5 APPOINTMENT OF ERNST & YOUNG LTD., AN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, AS OUR INDEPENDENT AUDITOR	64
HOUSEHOLDING OF PROXY MATERIALS	65
OTHER MATTERS	65
REQUIREMENTS, INCLUDING DEADLINES, FOR SUBMISSION OF PROXY PROPOSALS, NOMINATION OF DIRECTORS AND OTHER BUSINESS OF SHAREHOLDERS	65
APPENDIX A - PROPOSED AMENDMENTS TO THE BYE-LAWS OF THE COMPANY	67
PROXY CARD	105

ii

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS
AND THE ANNUAL GENERAL MEETING

Q:    Why am I receiving these materials?

A:
We are providing these proxy materials to you in connection with the solicitation by the Board of Directors of Third Point Reinsurance Ltd. of proxies to be voted at the Company’s Annual General Meeting and at any adjournments or postponements thereof. Because you were a Third Point Reinsurance Ltd. shareholder as of the close of business on the Record Date, our Board of Directors has made this Proxy Statement and Proxy Card available to you on the Internet, in addition to delivering printed versions of this Proxy Statement and Proxy Card to certain shareholders by mail. This Proxy Statement provides notice of the Annual General Meeting, describes the seven proposals presented for shareholder action and includes information required to be disclosed to shareholders.

Q:	Why did I receive a Notice of Internet Availability of Proxy Materials in the mail instead of a printed set of proxy materials?

A:
Pursuant to rules adopted by the SEC, we are permitted to furnish our proxy materials over the internet to our shareholders by delivering a Notice of Internet Availability of Proxy Materials (“Notice”) in the mail. If you received a Notice by mail, you will not receive a printed copy of the proxy materials in the mail. Instead, the Notice instructs you on how to access and review the Proxy Statement and Annual Report over the internet at www.envisionreports.com/TPRE. The Notice also instructs you on how you may submit your proxy over the Internet. If you received a Notice by mail and would like to receive a printed copy of our Proxy materials, you should follow the instructions for requesting these materials contained in the Notice.

Shareholders who receive a printed set of proxy materials will not receive the Notice, but may still access our proxy materials and submit their proxies over the internet at www.envisionreports.com/TPRE.
Q:    How do I get electronic access to the proxy materials?

A:
If you are a shareholder of record, you may elect to receive future annual reports or Proxy Statements electronically by visiting www-us.computershare.com/Investor and sign up, or while voting via the Internet click the box to give your consent.  If you hold your shares in street name, you should contact your broker, bank or other nominee for information regarding electronic delivery of proxy materials.

An election to receive proxy materials electronically will remain in effect for all future annual general meetings unless revoked. Shareholders requesting electronic delivery may incur costs, such as telephone and internet access charges, that must be borne by the shareholder.

Q:    What proposals will be voted on at the Annual General Meeting?

A:	There are five proposals scheduled to be voted on at the Annual General Meeting:

•
To elect three Class II directors and one Class I director, to serve for terms expiring in 2021 and 2020, respectively, or until their respective office shall otherwise be vacated pursuant to our Bye-laws;

•	To approve and adopt the amended and restated Bye-laws of the Company;

•	To approve, by a non-binding advisory vote, the executive compensation payable to the Company’s named executive officers as described in this Proxy Statement;

•	To elect certain individuals as Designated Company Directors of certain of our non-U.S. subsidiaries, as required by our Bye-laws; and

•
To appoint Ernst & Young Ltd., an independent registered public accounting firm, as our independent auditor to serve until the annual general meeting to be held in 2019 and to authorize our Board of Directors, acting by the Audit Committee, to determine the independent auditor’s remuneration.

Q:    What is the Board of Directors’ voting recommendation?

A:	The Company’s Board of Directors recommends that you vote your shares:

•	“FOR” the election of each of the nominees to the Board of Directors;

•	“FOR” the approval of the proposal to approve and adopt the amended and restated Bye-laws of the Company;

•	“FOR” the approval of the executive compensation payable to the Company’s named executive officers as disclosed in this Proxy Statement;

•	“FOR” the election of the Designated Company Directors;

•
“FOR” the appointment of Ernst & Young Ltd., an independent registered public accounting firm, as the Company’s independent auditor to serve until the annual general meeting to be held in 2019, and to authorize our Board of Directors, acting by the Audit Committee, to determine the independent auditor’s remuneration.

Q:    Who is entitled to vote?

A:
All shares owned by you as of the Record Date, which is the close of business on March 7, 2018, may be voted by you, subject to certain restrictions on “controlled shares” described under the heading “Will I be entitled to vote all of my shares at the Annual General Meeting?” below. You may cast one vote per common share that you held on the Record Date. These shares include shares that are:

•	held directly in your name as the shareholder of record; and

•	held for you as the beneficial owner through a broker, bank or other nominee.
Holders of warrants are not entitled to vote at the Annual General Meeting unless those warrants have been exercised and converted into shares as of the Record Date.
On the Record Date, Third Point Reinsurance Ltd. had approximately [ ] common shares outstanding, including [ ]
 restricted shares.
Q:    Will I be entitled to vote all of my shares at the Annual General Meeting?

A:
If your shares are treated as “controlled shares” (as determined pursuant to sections 957 and 958 of the Internal Revenue Code of 1986, as amended (the “Code”)) of any United States (“U.S.”) person (that owns shares directly or indirectly through non-U.S. entities) and such controlled shares constitute 9.5% or more of the votes conferred by our issued shares, the voting rights related to the controlled shares owned by such U.S. Person (as defined in our Bye-laws) will be limited, in the aggregate, to a voting power of less than 9.5%, under a formula specified in our Bye-laws. The formula is applied repeatedly until the voting power of all 9.5% shareholders (as defined in our Bye-laws) has been reduced to less than 9.5%. In addition, our Board of Directors may limit a shareholder’s voting rights when it deems it appropriate to do so to: (i) avoid the existence of any 9.5% shareholder; and (ii) avoid certain material adverse tax, legal or regulatory consequences to us, any of our subsidiaries or any direct or indirect shareholder or its affiliates. “Controlled shares” include, among other things, all shares that a U.S. Person is deemed to own directly, indirectly or constructively (within the meaning of section 958 of the Code). The amount of any reduction of votes that occurs by operation of the above limitations will generally be reallocated proportionately among our other shareholders whose shares were not “controlled shares” of the 9.5% shareholder so long as such reallocation does not cause any person to become a 9.5% shareholder. The applicability of the voting power reduction provisions to any particular shareholder depends on facts and circumstances that may be known only to the shareholder or related persons. Accordingly, we request that any holder of shares with reason to believe that they are a 9.5% shareholder, contact us promptly so that we may determine whether the voting power of such holder’s shares should be r educed. By submitting a proxy, a holder of shares will be deemed to have confirmed that, to their knowledge, they are not, and are not acting on behalf of, a 9.5% shareholder. The Board of Directors of the Company is empowered to require any shareholder to provide information as to that shareholder’s beneficial ownership of shares, the names of persons having beneficial ownership of the shareholder’s shares, relationships with other shareholders or any other facts the Board of Directors may consider relevant to the determination of the number of shares attributable to any person. The Board of Directors may disregard the votes attached to shares of any holder who fails to respond to such a request or who, in their judgment, submits incomplete or inaccurate information. The Board of Directors retain certain discretion to make such final adjustments that they consider fair and reasonable in all the circumstances as to the aggregate number of votes attaching to the shares of any shareholder to ensure that no person shall be a 9.5% shareholder at any time.

Q:    What is the difference between holding shares as a shareholder of record and as a beneficial owner?

A:
Many of our shareholders hold their shares through a broker, bank or other nominee rather than directly in their own name. As summarized below, there are some differences between shares held of record and those owned beneficially.

Shareholder of Record. If your shares are registered directly in your name with the Company’s transfer agent, Computershare, you are considered, with respect to those shares, the shareholder of record, and these proxy materials are being made available to you by the Company. As the shareholder of record, you have the right to grant your voting proxy directly to certain officers of Third Point Reinsurance Ltd. or to vote in person at the Annual General Meeting. You may vote on the internet or by telephone, or by mail if you received a Proxy Card by mail, as described below under the heading “How can I vote my shares without attending the Annual General Meeting?”
Beneficial Owner. If your shares are held in an account at a broker, bank or other nominee, like many of our shareholders, you are considered the beneficial owner of shares held in street name, and these proxy materials were forwarded to you by that organization. As the beneficial owner, you have the right to direct your broker, bank or other nominee how to vote your shares, and you are also invited to attend the Annual General Meeting.
Since a beneficial owner is not the shareholder of record, you may not vote your shares in person at the Annual General Meeting unless you obtain a “legal proxy” from the broker, bank, or other nominee that is the shareholder of record of your shares giving you the right to vote the shares at the Annual General Meeting. If you do not wish to vote in person or you will not be attending the Annual General Meeting, you may vote by proxy. This is done by proxy by completing, signing and returning the proxy card or over the internet or by telephone, as described below under the heading “How can I vote my shares without attending the Annual General Meeting?”

Q:    How can I vote my shares in person at the Annual General Meeting?

A:
Shareholder of Record. Shares held directly in your name as the shareholder of record may be voted in person at the Annual General Meeting. If you choose to vote your shares in person at the Annual General Meeting, please bring proof of identification, such as a driver’s license or passport. Even if you plan to attend the Annual General Meeting, the Company recommends that you vote your shares in advance as described below so that your vote will be counted if you later decide not to attend the Annual General Meeting.

Beneficial Owner. Shares held in street name may be voted in person by you only if you obtain a signed proxy from the shareholder of record giving you the right to vote the shares.

Q:    What must I do if I want to attend the Annual General Meeting in person?

A:
Attendance at the Annual General Meeting is limited to individuals who were shareholders as of the Record Date and admission will be on a first-come, first-served basis. Registration and seating will begin at 9:45 a.m.,

Atlantic Daylight Time, on the date of the Annual General Meeting. Each shareholder will be asked to present proof of identification, such as a driver’s license or passport, prior to admission to the Annual General Meeting. Beneficial owners of shares held in street name will need to bring proof of share ownership as of the Record Date, such as a bank or brokerage firm account statement or a letter from the intermediary holding your shares. Cameras, recording devices and other electronic devices will not be permitted at the Annual General Meeting.

Q:    How can I vote my shares without attending the Annual General Meeting?

A:
Whether you hold your shares directly as the shareholder of record or beneficially own your shares in street name, you may direct your vote without attending the Annual General Meeting by voting in one of the following manners:

•
Internet. Go to the website listed on your proxy card or voting instruction card and follow the instructions there. You will need the control number included on your proxy card or voting instruction form;

•	Telephone. Dial the number listed on your proxy card or your voting instruction form. You will need the control number included on your proxy card or voting instruction form; or

•	Mail. Complete and sign your proxy card or voting instruction card and mail it using the enclosed, prepaid envelope.

If you vote on the internet or by telephone, you do not need to return your proxy card or voting instruction card. Internet and telephone voting for shareholders will be available 24 hours a day, and will close at 5:00 p.m., Atlantic Daylight Time, on May 8, 2018.

Q:    What is the quorum requirement for the Annual General Meeting?

A:
A quorum is necessary to hold a valid Annual General Meeting.     At the Annual General Meeting two or more persons present in person throughout the meeting and representing in person or by proxy in excess of 50% of the total issued voting shares in the Company throughout the meeting shall form a quorum for the transaction of business, provided, however that no shareholder may participate in any general meeting during which that shareholder (or, if any shareholder is an entity, its representative) is physically present in the United States. Abstentions and broker non-votes are counted as present for determining whether a quorum exists. A broker non-vote occurs when an intermediary holding shares for a beneficial owner does not vote on a particular proposal because the intermediary does not have discretionary voting power for that particular proposal and has not received instructions from the beneficial owner.

Q:    What happens if I do not give specific voting instructions?

A:
Shareholder of Record. If you are a shareholder of record and you submit a signed proxy card or submit your proxy by telephone or the internet, but do not specify how you want to vote your shares on a particular proposal, then the proxy holders will vote your shares in accordance with the recommendations of the Board of Directors on all matters presented in this Proxy Statement. With respect to any other matters properly presented for a vote at the Annual General Meeting, the proxy holders will vote your shares in accordance with their best judgment.

Beneficial Owner. If you are a beneficial owner of shares held in street name and do not provide the broker, bank or other nominee that holds your shares with specific voting instructions, under the rules of the New York S tock Exchange (the “NYSE”), the broker, bank or other nominee that holds your shares may generally vote on routine matters but cannot vote on non-routine matters such as the election of directors. If the broker, bank or other nominee that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, the broker, bank or other nominee that holds your shares will inform the inspector of election that it does not have the authority to vote on this matter with respect to your shares. This is generally referred to as a “broker non-vote.” Therefore, we urge you to give voting instructions to your broker. Shares represented by such broker non-votes will be counted in determining whether there is a quorum. Because broker non-votes are not considered entitled to vote, they will have no effect on the outcome other than reducing the number of shares present in person or by proxy and entitled to vote from which a majority is calculated.

Q:    Which proposals are considered “routine” or “non-routine”?

A:
The appointment of Ernst & Young Ltd., an independent registered public accounting firm, as our independent auditor to serve until the annual general meeting to be held in 2019, and the authorization of the Board of Directors, acting by the Audit Committee, to determine the independent auditor’s remuneration (Proposal No. 5) is a matter considered routine under applicable rules. A broker or other nominee may generally vote on routine matters, and therefore no broker non-votes are expected to exist in connection with Proposal No. 5. The election of directors, the approval of amendments to the Company’s Bye-laws, the advisory vote on executive compensation, and the election of the Designated Company Directors, (Proposal Nos. 1, 2, 3 , and 4) are matters considered non-routine under applicable rules. A broker, bank or other nominee cannot vote without instructions on non-routine matters, and therefore there may be broker non-votes on Proposal Nos.1, 2, 3 , and 4.

Q:    What is the voting requirement to approve each of the proposals?

A:
Three Class II directors and one Class I director have been nominated for election at the Annual General Meeting to hold office until the 2021 and 2020 Annual General Meetings, respectively, or until their respective office shall otherwise be vacated pursuant to our Bye-laws (Proposal No. 1). Each director will be elected by a plurality of the votes cast in the election of directors at the Annual General Meeting, either in person or represented by properly authorized proxy. This means that the three nominees who receive the largest number of “for” votes cast will be elected as directors. Abstentions and broker non-votes will have no effect on this proposal.

In accordance with Bermuda law, only votes cast “for” a matter constitute affirmative votes. A properly executed proxy marked “abstain” with respect to Proposal Nos. 2, 3, 4, and 5 will not be voted, although it will be counted for purposes of determining whether there is a quorum. Since abstentions will not be votes cast “for” Proposal Nos. 2, 3, 4, and 5 they will have the same effect as negative votes or votes against that matter. Broker non-votes will have no effect on these proposals.
Q:    What does it mean if I receive more than one proxy or voting instruction card?

A:	It means your shares are registered differently or are in more than one account. Please provide voting instructions for all proxy and voting instruction cards you receive.

Q:    Who will count the votes?

A:	A representative of Computershare will tabulate the votes and act as the inspector of election.

Q:    Can I revoke my proxy or change my vote?

A:	Yes. You may revoke your proxy or change your voting instructions at any time prior to the vote at the Annual General Meeting by:

•	providing written notice to the Secretary of the Company;

•	delivering a valid, later-dated proxy or a later-dated vote on the internet or by telephone; or

•	attending the Annual General Meeting and voting in person.

Please note that your attendance at the Annual General Meeting in person will not cause your previously granted proxy to be revoked unless you specifically so request. Shares held in street name may be voted in person by you at the Annual General Meeting only if you obtain a signed proxy from the shareholder of record giving you the right to vote the shares.

Q:    Who will bear the cost of soliciting votes for the Annual General Meeting?

A:
Third Point Reinsurance Ltd. will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials. In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone or by electronic and facsimile transmission by our directors, officers and employees, who will not receive any additional compensation for such solicitation activities. In addition, the Company may reimburse its transfer agent, brokerage firms and other persons representing beneficial owners of Third Point Reinsurance Ltd.’s common shares for their expenses in forwarding solicitation material to such beneficial owners.

Q:    Is my vote confidential?

A:
Yes. The Company encourages shareholder participation in corporate governance by ensuring the confidentiality of shareholder votes. The Company has designated Computershare, the Company’s independent transfer agent and registrar, to receive and tabulate shareholder votes. Your vote on any particular proposal will be kept confidential and will not be disclosed to the Company or any of its officers or employees except: (i) where disclosure is required by applicable law, (ii) where disclosure of your vote is expressly requested by you; or (iii) where the Company concludes in good faith that a bona fide dispute exists as to the authenticity of one or more proxies, ballots or votes, or as to the accuracy of any tabulation of such proxies, ballots or votes. However, aggregate vote totals will be disclosed to the Company from time to time and publicly announced at the Annual General Meeting.

Q:    How can I obtain a copy of Third Point Reinsurance Ltd.’s Annual Report on Form 10-K?

A:
Copies of the Company’s Annual Report on Form 10-K for the year ended December 31, 2017, as filed with the SEC, are available to shareholders free of charge on Third Point Reinsurance Ltd.’s website at http://www.thirdpointre.bm or by writing to Third Point Reinsurance Ltd., Investor Relations, Point House, 3 Waterloo Lane, Pembroke HM 08, Bermuda or via email at investorrelations@thirdpointre.bm. The Company’s 2017 Annual Report to Shareholders, which includes such Form 10-K, accompanies this Proxy Statement.

Q:    Where can I find the voting results of the Annual General Meeting?

A:
Third Point Reinsurance Ltd. will announce preliminary voting results at the Annual General Meeting and publish preliminary, or final results if available, in a Current Report on Form 8-K within four business days of the Annual General Meeting.

Point House
3 Waterloo Lane
Pembroke HM 08, Bermuda
PROXY STATEMENT
The Board of Directors (the “Board of Directors” or “Board”) of Third Point Reinsurance Ltd. (the “Company”, “Third Point Re” “we”, “us” or “our”) is soliciting your proxy to vote at the 2018 Annual General Meeting of Shareholders to be held on May 9, 2018, at 10:00 a.m., Atlantic Daylight Time, and any adjournments or postponements of that meeting. The Annual General Meeting will be held at the Executive Boardroom, “The WaterFront Residence”, 11 Waterloo Lane, Pembroke HM 08, Bermuda. A Notice of Internet Availability of Proxy Materials or this Proxy Statement and the accompanying Proxy Card, Notice of 2018 Annual General Meeting of Shareholders, and the 2017 Annual Report to Shareholders were first mailed on or about [ ], to shareholders of record as of March 7, 2018 (the “Record Date”).
EXPLANATORY NOTES
Unless the context otherwise indicates or requires, as used in this Proxy Statement references to “we”, “our” “us”, and the “Company”, refer to Third Point Reinsurance Ltd. and its directly and indirectly owned subsidiaries, including Third Point Reinsurance Company Ltd. (“Third Point Re BDA”) and Third Point Reinsurance (USA) Ltd. (“Third Point Re USA”), as a combined entity, except where otherwise stated or where it is clear that the terms mean only Third Point Reinsurance Ltd. exclusive of its subsidiaries.

BOARD OF DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE

Board of Directors

The Company’s business and affairs are managed under the direction of the Board of Directors, which is the Company’s ultimate decision-making body, except with respect to those matters reserved for the Company’s shareholders. The Board of Directors’ mission is to maximize long-term shareholder value. The Board of Directors establishes the Company’s overall corporate policies, evaluates the Company’s Chief Executive Officer and the senior leadership team and acts as an advisor and counselor to senior management. The Board of Directors also oversees the Company’s business strategy and planning, as well as the performance of management in executing the Company’s business strategy, assessing and managing risks and managing the Company’s day-to-day operations.

Executive Officers

Our executive officers are appointed by and serve at the discretion of the Board of Directors. The biographical information for our executive officers is provided below. The ages of our executive officers are as of February 28, 2018.

J. Robert Bredahl, 55 Mr. Bredahl is the President and Chief Executive Officer of Third Point Reinsurance Ltd. and has served in this position since March 1, 2017. He also serves as Chief Executive Officer of Third Point Reinsurance (USA) Ltd. and has served in this position since August 3, 2017. In addition, Mr. Bredahl was appointed to serve as a Class II Director of the Company on December 22, 2017. From November 24, 2015 to August 2, 2017, Mr. Bredahl served as the Chief Executive Officer of Third Point Reinsurance Company Ltd. From November 10, 2014 to February 28, 2017, Mr. Bredahl served as our President and Chief Operating Officer, prior to which Mr. Bredahl served as the Chief Financial Officer and Chief Operating Officer of the Company from January 26, 2012, and as the President and Chief Underwriting Officer of Third Point Re BDA until March 1, 2015 and March 1, 2017, respectively. Prior to joining the Company, Mr. Bredahl was the Chief Executive Officer of Aon Benfield Securities, Aon’s Investment Banking Group, and the President of the Americas division of Aon Benfield, the premier reinsurance intermediary and capital advisor, from November 2008 to January 2012. Prior to Aon’s acquisition of Benfield in November 2008, Mr. Bredahl held various senior level positions at Benfield and at the time of acquisition was Chief Executive Officer of Benfield U.S. Inc. and of Benfield Advisory. Prior to joining Benfield in March 2002, he served as Chief Executive Officer of Inreon PLC and Managing Director and Head of U.S. Derivative Sales for Barclays Capital. Mr. Bredahl earned a Bachelor of Arts degree in Economics from Middlebury College. While at Aon Benfield Securities he held several securities licenses, including the Series 24, Series 7 and Series 63.

Nicholas J. D. Campbell, 49 Mr. Campbell is our Chief Risk Officer and has served in this position since November 5, 2014. Mr. Campbell also serves as Executive Vice President, Underwriting of Third Point Reinsurance Company Ltd. and has done so since May 3, 2017, prior to which he served as Senior Vice President, Underwriting from December 17, 2013 when he joined the Company. From May 2012 to July 2013 Mr. Campbell served as the Chief Risk Officer for Endurance Specialty Holdings Ltd. Mr. Campbell also served as Senior Vice President, Head of Specialty Treaty Reinsurance with Endurance Specialty Insurance Ltd. from November 2009 to June 2012. Prior to this, Mr. Campbell held several roles in the reinsurance industry, including Senior Vice President and Chief Actuary with ACE Capital Re International Ltd. and Vice President and Actuary with Centre Solutions Bermuda and Actuarial Consultant with Towers Perrin in the UK. Mr. Campbell is a graduate of Cambridge University, a Fellow of the Institute of Actuaries and a Member of the American Academy of Actuaries.

Christopher S. Coleman, 44 Mr. Coleman is our Chief Financial Officer and has served in this position since November 10, 2014, prior to which Mr. Coleman was the Chief Accounting Officer of the Company, in which position he served from April 1, 2013. Prior to joining the Company, Mr. Coleman was the Chief Financial Officer of Alterra Bermuda Limited, the principal operating subsidiary of Alterra Capital Holdings Limited (“Alterra”). Prior to Max Capital Group Ltd.’s acquisition of Harbor Point Limited to form Alterra in May 2010, Mr. Coleman was the Senior Vice President, Chief Accounting Officer of Harbor Point Limited. Mr. Coleman joined Harbor Point Limited in March 2006. From 2002 to 2006, Mr. Coleman worked for PricewaterhouseCoopers in Bermuda as a Senior Manager within the audit and advisory practice specializing in clients in the insurance and reinsurance industry. Mr. Coleman started his career with Arthur Andersen in 1995 working in the Hartford office before relocating to the Bermuda office in 2001. Mr. Coleman graduated from Central Connecticut State University in 1995 with a Bachelor of Science degree in Accounting. Mr. Coleman is a Certified Public Accountant and a Chartered Professional Accountant and is a member of the American Institute of Certified Public Accountants and the Institute of Chartered Professional Accountants of Bermuda.

Manoj K. Gupta, 42 Mr. Gupta is our Head of Investor Relations and Business Development of Third Point Reinsurance Ltd. He also serves as President of Third Point Reinsurance (USA) Ltd. and has served in this position since August 3, 2017. From March 1, 2017 to August 2, 2017, Mr. Gupta served as Executive Vice President, Underwriting of Third Point Reinsurance (USA) Ltd. Mr. Gupta served as the Senior Vice President, Underwriting of Third Point Reinsurance Company Ltd. from April 16, 2012 until April 1, 2016 and held the position of Lead Portfolio Manager of Third Point Reinsurance Investment Management Ltd. from June 15, 2012 until February 15. 2016. Prior to joining the Company Mr. Gupta was the lead portfolio manager for catastrophe reinsurance at Goldman Sachs Asset Management (“GSAM”), one of the world’s largest asset management firms and a subsidiary of Goldman Sachs Group. During his tenure at GSAM from October 2006 until April 2012, Mr. Gupta launched three standalone catastrophe risk funds and also placed reinsurance risk within the firm’s multi-strategy hedge funds. Prior to joining GSAM, Mr. Gupta was a leader of reinsurance broker Benfield’s alternative capacity and credit risk solutions efforts. Prior to joining Benfield in April 2003, Mr. Gupta was head of business development and strategic planning at Inreon, a reinsurance trading platform co-sponsored by Swiss Re and Munich Re, and a management consultant for McKinsey & Company. Mr. Gupta graduated from University of Waterloo with a Bachelor of Applied Science in Electrical Engineering.

Yan Leclerc, 40 Mr. Leclerc is the Chief Accounting Officer of the Company and has served in this position since March 1, 2017, prior to which Mr. Leclerc was the Financial Controller of the Company, in which position he served from May 1, 2014.  Prior to joining the Company, he served as Assistant Controller at Renaissance Re from April 2013 to April 2014, at Alterra Bermuda Limited in various positions (including Financial Controller and Assistant Controller)

from 2010 until March 2013, and at Harbor Point Re Limited in various positions (including Vice President and Assistant Controller) from 2006 to 2010.  Mr. Leclerc started his career at Grant Thornton in Quebec, Canada before moving to Bermuda with PricewaterhouseCoopers in 2004.  Mr. Leclerc is a Chartered Professional Accountant and is a member of the Chartered Professional Accountants of Bermuda and the Chartered Professional Accountants of Quebec, Canada.  Mr. Leclerc graduated from Laval University in 2003 with a Bachelor of Administration and obtained a post-graduate diploma in accounting in 2004.

Daniel V. Malloy, 58 Mr. Malloy is the Chief Executive Officer of Third Point Reinsurance Company Ltd., and has served in that position since August 3, 2017. From March 1, 2017 to August 2, 2017, Mr. Malloy was the Chief Underwriting Officer of Third Point Reinsurance Company Ltd. Prior to this, Mr. Malloy served as the Executive Vice President, Underwriting of Third Point Reinsurance Company Ltd. from January 23, 2012. Prior to joining the Company, Mr. Malloy worked at Aon Benfield from 2003 where he co-led the Specialty Lines practice groups, which were responsible for providing clients and brokers with primary and reinsurance market updates, peer analytics, new product ideas, growth initiatives and placement assistance. Specialty Lines include the casualty, professional liability, surety, workers’ compensation, property risk, environmental, structured reinsurance and MGA practices. Mr. Malloy has over 35 years of reinsurance experience including 10 years of structured reinsurance underwriting. Before joining Aon Benfield, he was President and a board member of Stockton Reinsurance Ltd. in Bermuda from 1998 to 2003. His experience with structured reinsurance began when he served as President of Centre Re Bermuda where he was employed from 1993 to 1998. Mr. Malloy began his reinsurance career in 1981 working as a reinsurance broker for Sedgwick Re for 12 years. Mr. Malloy holds a Bachelor of Arts degree in biology from Dartmouth College.

Jonathan Norton, 59 Mr. Norton serves as the Chief Reserving Actuary of the Company and as Chief Actuary of Third Point Reinsurance (USA) Ltd. Prior to joining the Company in December 2014, Mr. Norton served as Chief Actuary of Alterra Reinsurance USA Inc. from its inception in May 2010 until completion of the Markel acquisition in May 2013. Mr. Norton was previously Chief Actuary of Harbor Point Services, Inc. from its inception in December 2005 until its merger with Max Capital in May 2010. Mr. Norton was the Chief Actuary of Chubb Re, Inc. from June 1999 through the creation of Harbor Point Services, Inc. in December 2005. Prior to Chubb Re, Mr. Norton worked for the actuarial and analytical unit within Guy Carpenter from 1988 to 1999 where he was a Managing Director and held the position of Chief Actuary. Mr. Norton also has prior experience within the consulting arms of PricewaterhouseCoopers and Ernst & Young (1981 - 1988). Mr. Norton holds a Bachelor’s degree in Civil Engineering from Duke University and a MBA from Emory University.
Janice R. Weidenborner, 53 Ms. Weidenborner is the Executive Vice President and Group General Counsel and has served in that position since January 1, 2016. On February 24, 2016, Ms. Weidenborner became Secretary of Third Point Reinsurance Ltd. and Third Point Reinsurance Company Ltd. Prior to joining the Company, Ms. Weidenborner was General Counsel for the Ariel Re group of companies, from January 2013 to December 2015. Ms. Weidenborner has held senior legal counsel positions in both Bermuda and the U.S., with a significant focus of her practice on insurance and reinsurance, and general corporate and transactional matters. From 1987 to 2012, Ms. Weidenborner held various roles at the ACE Group (and its predecessor companies) including Senior Vice President, Associate General Counsel and Regional Compliance Officer, ACE Bermuda Insurance Ltd., Associate General Counsel, ACE Tempest Reinsurance Ltd., and General Counsel, ACE Financial Solutions International. Ms. Weidenborner holds a B.S. in Aviation Management from Embry Riddle Aeronautical University. She began her career in New York as an Airline Underwriter for CIGNA Property and Casualty. After earning her MBA in Finance from Fordham University, Ms. Weidenborner served as a Senior Financial Analyst for CIGNA. She holds a Juris Doctor degree from Rutgers University.

Board Structure

The size of the Board of Directors may be fixed from time to time by our Board as provided in our Bye-laws. Our Board of Directors has set the size of our Board at a maximum of eleven directors. Our Board of Directors is divided into three classes, Class I, Class II and Class III, with members of each class serving staggered three-year terms. Three Class II directors and one Class I director will be elected at this year’s Annual General Meeting. The Class II directors elected at the Annual General Meeting will serve until the annual general meeting of shareholders held in 2021 and the Class I director will serve until the annual general meeting of shareholders held in 2020, or, in each case, until any such director’s successor is duly elected and qualified, or such director’s earlier death, resignation or removal.

Director Appointments

Third Point Reinsurance Ltd. was incorporated on October 6, 2011. On December 22, 2011, KIA TP Holdings, L.P. and KEP TP Holdings, L.P., which are affiliates of Kelso & Company (collectively, “Kelso”) and Pine Brook LVR, L.P., an affiliate of Pine Brook Road Partners, LLC (collectively, “Pine Brook”, and Pine Brook and together with Kelso, the “Lead Investors” and each individually, a “Lead Investor”), Dowling Capital Partners I, L.P., an affiliate of Dowling Capital Management, LLC (collectively, “Dowling”), P RE Opportunities Ltd. (“PROL”), Third Point LLC, Daniel S. Loeb and affiliates associated with Mr. Loeb and John R. Berger (collectively, the “Founders”), together with certain members of management, committed $533.0 million to capitalize Third Point Reinsurance Ltd.

Pursuant to the Company’s existing Bye-laws, so long as a Lead Investor holds shares representing at least 25% of the total number of shares held by such Lead Investor as of December 22, 2011, such Lead Investor shall have the right to appoint one Class III director to the Board of Directors at each annual general meeting at which the term of such Lead Investor’s appointee expires, and to fill any vacancies caused by such appointee’s resignation or otherwise.
Pursuant to the Company’s Bye-laws, Kelso has appointed Neil McConachie to our Board of Directors. Mr. McConachie is not up for re-election at our Annual General Meeting.

Subsequent to the appointment noted above, Kelso has waived its appointment rights under the Bye-laws. PineBrook no longer owns the requisite number of shares required. Therefore, neither Lead Investor’s appointment rights under the Bye-laws are currently in effect.

The Company’s Bye-laws also require Kelso, Daniel S. Loeb and Pine Brook to consent to a variety of significant corporate actions before they are taken and guarantee each of the Lead Investors (or their designees) certain rights related to inclusion on Committees of the Board of Directors. In addition, Daniel S. Loeb, Kelso, Pine Brook and PROL each has the right to appoint one of its representatives to attend Board of Directors’ meetings in an observer capacity so long as such rights holder holds shares in the Company.

Continuing Directors

The biographical information for the directors whose terms will continue after the Annual General Meeting and will expire at the Annual General Meeting to be held in 2019 (Class III) or the Annual General Meeting to be held in 2020 (Class I) is listed below. The ages of the continuing directors are as of February 28, 2018.

Steven E. Fass, 72 (Class I). Mr. Fass was re-appointed as Lead Independent Director in February 2018. He has served as a director of Third Point Reinsurance Ltd. since February 2012 and served as Interim Chairman from December 22, 2017 until February 2018. Mr. Fass’s insurance career spanned nearly 38 years. He retired in 2008 as the President and Chief Executive Officer of the White Mountains Insurance Group Ltd. From 1984 to 2006 he was the President and Chief Executive Officer of White Mountains Re, and its predecessor companies Folksamerica Holding Company and Folksamerica Reinsurance Company. He joined Folksamerica in 1980 as its Vice President, Treasurer and Chief Financial Officer. Prior to joining Folksamerica he held various positions at American Re and Skandia America Re. Mr. Fass has held numerous directorships including Chairman of White Mountains Re, Chairman of Fund American Reinsurance Company Ltd., Chairman of Sirius International Insurance Company Ltd. and Chairman of Esurance Insurance Company. He was a director of both White Mountains (2000-2008) and One Beacon Insurance Group, both public companies.
The Board of Directors has concluded that Mr. Fass should continue to serve as a director of our Company because, through his significant experience in various executive roles, including President, Chief Financial Officer and in the role of Chief Executive Officer of leading reinsurance companies, he brings extensive leadership, financial expertise, management and business development skills to our Board.
Mary R. Hennessy, 65 (Class I). Ms. Hennessy has served as a director of Third Point Reinsurance Ltd. since February 2012. She is currently an independent consultant to the property and casualty insurance and reinsurance industry, which was her occupation from 2002 to 2008. From 2008 to 2010, she served as Chief Executive Officer of GMAC Insurance - Personal Lines. From 2000 to 2002, Ms. Hennessy served as the Chief Executive Officer, President and a member of the board of directors of Overseas Partners, Ltd. From 1997 to 1999, she served as President, Chief Operating Officer, and as a member of TIG Holdings, Inc.’s board of directors after serving as the Executive Vice President and Chief Underwriting Officer from 1996 to 1997. From 1988 to 1996, Ms. Hennessy held various positions with American Re Corporation. Ms. Hennessy previously served as a director of Global Indemnity plc. She currently serves on the board of directors of GeoVera Insurance Holdings, Ltd. and serves as the Chair of its audit committee. She also serves on the boards of CSAA Insurance Exchange, AAA Club Alliance, and AAA Life Insurance Company (as currently Vice Chair, and Chair of the Audit Committee). She has previously served on the board of directors and audit committees of Bristol West Holdings, Inc. and Syncora Holdings Ltd. (formerly Security Capital Assurance Ltd.), and represented Overseas Partners, Ltd. on the board of Annuity & Life Re Holdings, Ltd., all of which were listed on the New York Stock Exchange at the time. Ms. Hennessy received a B.A. in Mathematics from the College of St. Elizabeth. She is a Fellow of the Casualty Actuarial Society.
The Board of Directors has concluded that Ms. Hennessy should continue to serve as a director because through her experience she brings to our Board strong technical insurance expertise due to her actuarial background and her experience gained through the positions she has held in the industry. Ms. Hennessy has also had hands-on senior management experience in both primary and reinsurance company operations. This background, together with her many years of consulting experience in the industry and other company board and committee memberships, is valuable to our Company and our Board of Directors.
Rafe de la Gueronniere, 65 (Class III). Mr. de la Gueronniere has served as a director of Third Point Reinsurance Ltd. since November 2013. He is Chairman of the Advisory Board of Continuity Logic. Previously, Mr. de la Gueronniere was Vice Chairman and Co-Founder of New Providence Asset Management, a company he co-founded in 2003. Prior to co-founding New Providence Asset Management, Mr. de la Gueronniere was a Principal at the Mariner Investment Group, Chairman of the Discount Corporation of New York, and a Member of the Management Committee and Board at Paine Webber, Inc. Mr. de la Gueronniere began his career at J.P. Morgan & Co. where he was a Senior Vice President responsible for the fixed income and precious metals businesses. Mr. de la Gueronniere was a member of the Investment Committee of the John D. and Catherine T. MacArthur Foundation. He formerly served as a Trustee and Investment Committee Chair for both the Taft School and the Far Hills Country Day School and was a longstanding member of the U.S. Treasury Debt Management Advisory Committee. Mr. de la Gueronniere has a B.A. from Brown University and more than 40 years of experience in fixed income, equity investing, foreign exchange, and the precious metals business.
The Board of Directors has concluded that Mr. de la Gueronniere should continue to serve as a director because through his experience in the investment and banking industries gained over a career spanning more than 30 years he brings to our Board his expertise and extensive knowledge in fixed income, equity investing and foreign exchange trading.
Neil McConachie, 45 (Class III). Mr. McConachie has served as a Director of the Company since December 2017. He previously worked for, and co-founded, Fidelis Insurance Holdings Limited where he served as the group’s Chief Financial Officer June 2015 to June 2017, Mr. McConachie previously served as a Director the Company from November 2013 to June 2015. Prior to this, Mr. McConachie worked for the Lancashire Group (“Lancashire”) from February 2006 to June 2012 and during that time held the roles of Chief Financial Officer, Chief Risk Officer, Chief Operating Officer and President. He also served as an executive member of the board of directors. Mr. McConachie was previously Senior Vice President, Treasurer and Chief Accounting Officer of Montpelier Re Holdings Ltd. (“Montpelier”). He has had extensive involvement in debt and equity capital markets transactions, including the initial public offerings of Lancashire and Montpelier. Prior to joining Montpelier, Mr. McConachie worked for PricewaterhouseCoopers in London and Bermuda and at Stockton Holdings Limited. Mr. McConachie has a B.A. in Accounting and Finance from Heriot-Watt University and an M.B.A from Edinburgh Business School.
The Board of Directors has concluded that Mr. McConachie should continue to serve as a director, through his industry experience and service to many other companies, he brings a unique perspective and valuable management experience to our Board. Mr. McConachie is a director designated by Kelso, one of our Founders, pursuant to the terms of the provisions of our existing Bye-laws described under “Director Designations.” Following the proposed amendment to the Company’s Bye-laws described in Proposal No. 3, Kelso will no longer have the right to appoint a Class III director to the Board of Directors. Notwithstanding the proposed amendment, Mr. McConachie will remain a director until the 2019 annual general meeting. Kelso has waived its right under this Bye-law and PineBrook no longer owns the requisite number of shares required therefore, neither Lead Investor’s right under the Bye-law is currently in effect.

Information Regarding the Nominees for Election to the Board of Directors

Qualifications

In considering candidates for the Board of Directors, the Governance and Nominating Committee takes into account the Company’s Corporate Governance Guidelines and all other factors deemed appropriate by the Governance and Nominating Committee. The Governance and Nominating Committee seeks members from diverse professional backgrounds who combine a broad spectrum of experience and expertise with a reputation for integrity. Individuals are considered for nomination to the Board based on their business and professional experience, judgment, diversity, age, skills and background. Directors are expected to make a significant time commitment to the Company.

Set forth below is biographical information concerning the nominees who are standing for re-election at the Annual General Meeting. Following the biographical information for the nominee is a description of such nominee’s specific experience, qualifications, attributes and skills that the Governance and Nominating Committee and the Board of Directors considered in determining whether to recommend the nominee for election to the Board of Directors. In addition to the information presented below, the Company believes that a board comprised of its nominees constitutes a board with a reputation for integrity, strong business acumen and the exercise of sound judgment; a board that is strong in its collective knowledge and leadership abilities; and a board that has a diversity of viewpoints and backgrounds. The ages of the nominees are as of February 28, 2018.

J. Robert Bredahl, 55 (Class II). Mr. Bredahl has served as a director of Third Point Reinsurance Ltd. since December 2017. Since March 1, 2017, Mr. Bredahl also serves as Chief Executive Officer of the Company. He also serves as Chief Executive Officer of Third Point Re USA and has served in this position since August 3, 2017. Until August 2, 2017, Mr. Bredahl also served as the Chief Executive Officer of Third Point Re BDA. The detailed biographical information for Mr. Bredahl can be found under the heading “Executive Officers” herein.
The Board of Directors has concluded that Mr. Bredahl should continue to serve as a director because through his experience in the property and casualty insurance industry gained over twenty years, the majority of which was spent in executive positions at leading reinsurance brokerage firms, he brings to our Board extensive leadership, underwriting, management and business development skills which make him uniquely suited to serve as a director.
Joshua L. Targoff, 48 (Class II). Mr. Targoff was appointed Chairman in February 2018 and served as a director of Third Point Reinsurance Ltd. since December 2011. He is a Partner and the Chief Operating Officer and General Counsel of Third Point LLC. From 1996 to 2003 he was an associate in the law firm of Debevoise & Plimpton LLP. From 2003 to 2008, Mr. Targoff served in the legal department of Jefferies & Company, Inc., most recently as General Counsel of Investment Banking. In May 2008, Mr. Targoff joined Third Point LLC, as General Counsel, and became Chief Operating Officer in 2009. Mr. Targoff serves as a director of Third Point Offshore Investors Limited, Third Point Offshore Fund, Ltd. and Third Point Ultra Ltd. Mr. Targoff received an A.B. from Brown University in 1991 and a J.D. from Yale Law School in 1996.
The Board of Directors has concluded that Mr. Targoff should continue to serve as a director because through his legal qualifications and experience as the General Counsel of Investment Banking for Jefferies & Company, Inc., and as a Partner and the General Counsel and Chief Operating Officer of Third Point LLC, he brings to our Board experience in investment management, legal and regulatory matters, corporate governance, risk management and business development.
Mark Parkin, 67 (Class II). Mr. Parkin has served as a director of Third Point Reinsurance Ltd. since November 2013. He was employed by Deloitte & Touche LLP (and its predecessor Touche Ross & Co.) for 37 years. For twenty-six years of his tenure, Mr. Parkin was a Partner of the firm serving audit clients who were primarily operating in the insurance industry. Mr. Parkin served as the Managing Partner of Deloitte & Touche LLP’s Insurance Audit and Enterprise Risk Services practice from 2009 to 2012, and as its Insurance Industry Professional Practice Director from 2006 to 2008. Mr. Parkin was the Chairman of the AICPA Property and Liability Insurance Entities Audit and Accounting Guide Overhaul Task Force and a member of the AICPA’s Insurance Expert Panel, Deposit Accounting Task Force and Reinsurance Accounting and Auditing Task Force. He is a CPA and a graduate of the University of Illinois (B.A. - English; MAS - Accountancy).
The Board of Directors has concluded that Mr. Parkin should continue to serve as a director because through his extensive experience as a senior partner of a top audit firm serving the insurance industry and additionally as the Chairman of the AICPA Property and Liability Insurance Entities Audit and Accounting Guide Overhaul Task Force and as a member of the AICPA’s Insurance Expert Panel, Deposit Accounting Task Force and Reinsurance Accounting and Auditing Task Force, he brings to our Board experience in accounting, finance and management which make him well suited to continue to serve as a director and as the Chairman of our Audit Committee.
Gretchen A. Hayes, 62 (Class I). Ms. Hayes was nominated as a director of Third Point Reinsurance Ltd. on February 28, 2018. In 2017, she became a partner at Sandbox Industries (“SBX”), a venture capital firm founded in 2003. Ms. Hayes served as Managing Director of Guy Carpenter’s (“GC”) Strategic Advisory Group from 2013 to 2016, where she developed and led their InsurTech strategy. Prior to joining GC, Ms. Hayes held a wide variety of executive positions over a 25-year career at AIG. She has been named as a top woman in the insurance industry in a variety of insurance and technology publications. Ms. Hayes received B.A. degrees in English and Economics from the University of the Pacific.

The Board of Directors has concluded that Ms. Hayes should serve as a director because of her extensive experience in the insurance industry, including at GC and AIG, through which she brings to our Board extensive underwriting and business development skills.
Director Independence

Under the NYSE listing standards, in order to consider a director independent, the board of directors must affirmatively determine that he or she has no material relationship with the Company. The standards specify the criteria for determining whether directors are independent and contain guidelines for directors and their immediate family members with respect to employment or affiliation with the company or the independent registered public accounting firm serving as its independent auditor.
The Board of Directors undertook its annual review of director independence in February 2018. As a result of this review, the Board affirmatively determined that Rafe de la Gueronniere, Steven E. Fass, Mary R. Hennessy, Neil McConachie and Mark Parkin are “independent” as defined in the federal securities laws and applicable NYSE rules. The standards for determining director independence are specified in Schedule A to our Corporate Governance Guidelines available on the Company’s website at www.thirdpointre.com/investors/corporate-governance/governance-documents.
The Company’s Audit, Compensation and Governance and Nominating Committees are currently composed of independent directors only. See the “Committees of the Board of Directors” section of this Proxy Statement for further information.
Board of Directors’ Meetings and Attendance

The Board of Directors held four board meetings and twenty-four Committee meetings during 2017 and did not act by written consent. All Directors attended 100% of the total of all the meetings of the Board of Directors and Committees on which they served during 2017.
Board Leadership Structure

The Board of Directors believes that its practice of having separate offices of Chairman and Chief Executive Officer, a majority of independent directors and Audit, Compensation and Governance and Nominating Committees composed exclusively of independent directors provides an effective and appropriate leadership structure for the Company.

The Company’s Corporate Governance Guidelines provide that a Chairman be elected by the Board from among its members to preside at all meetings of the Board, or otherwise as in accordance with the Company’s Bye-laws. The Board does not have a policy with respect to the separation of the offices of Chairman and Chief Executive Officer. The Board believes it is important to retain its flexibility to allocate the responsibilities of the offices of the Chairman and Chief Executive Officer in any way that is in the best interest of the Company at a given point in time. At this time, the Board of Directors separates the roles of Chairman and the Chief Executive Officer.
In February 2018, the Board concluded that it is in the best interest of the shareholders to appoint Mr. Joshua L. Targoff to serve as Chairman, given his significant experience with the Company’s business and industry, and focus on identifying strategic priorities and key business issues that impact all of the Company’s stakeholders. Mr. Targoff was appointed Chairman on February 28, 2018. Given the appointment of a non-independent director as Chairman, the Board determined it was in the best interest of the Company to appoint a Lead Independent Director. Mr. Steven E. Fass was re-appointed as Lead Independent Director on February 28, 2018.
Through the Company’s overall governance structure, the Board of Directors believes it has effectively balanced the need for strategic leadership by the Company’s newly-appointed Chairman, Mr. Targoff, and the Company’s Chief Executive Officer, Mr. Bredahl. Given the oversight and objectivity of the independent directors and the appointment of a Lead Independent Director, the Board believes that it has created an effective and appropriate leadership structure that is conducive to the risk oversight process. The Board of Directors consists of a majority of independent directors. The independent directors review Mr. Bredahl’s performance in his capacity as Chief Executive Officer. In addition, the independence of the Company’s governance structure is strengthened because each of its Governance and Nominating, Compensation and Audit Committees, is comprised exclusively of independent directors as of the date of this Proxy Statement. These Committees provide additional independent oversight of management.

The Board of Directors recognizes that, depending on the circumstances, other leadership structures might be appropriate and in the best interest of the Company. Accordingly, the Board of Directors intends to regularly review its governance structure and has the discretion to modify its leadership structure in the future if it deems it in the best interest of the Company to do so.
Board and Board Committee Performance Evaluations
The Audit Committee, Compensation Committee, Risk and Compliance Committee, Governance and Nominating Committee and Investment and Finance Committee each conducted a self-evaluation of their performance in 2017. The Board also conducted a self-evaluation of its performance in 2017, the results of which were reviewed by the Governance and Nominating Committee.
Committees of the Board of Directors

Assuming election of all nominees above, the following is a list of persons who will constitute the Company’s Board of Directors following the Annual General Meeting, including their expected Committee assignments.

Name	Audit	Compensation	Executive	Governance and Nominating	Investment and Finance	Underwriting	Risk and Compliance
J. Robert Bredahl			✓		✓	✓
Steven E. Fass	✓	Chairman	✓	✓		✓
Rafe de la Gueronniere		✓			Chairman		✓
Mary R. Hennessy	✓	✓		Chairman		Chairman	✓
Neil McConachie	✓				✓		Chairman
Mark Parkin	Chairman	✓		✓			✓
Joshua L. Targoff*			Chairman
* Chairman of the Board

The Board of Directors has established an Audit Committee, Compensation Committee, Governance and Nominating Committee, Underwriting Committee, Risk and Compliance Committee, Investment and Finance Committee and Executive Committee. Under the applicable requirements of the NYSE, each of the Audit, Compensation and Governance and Nominating Committees consists exclusively of members who qualify as independent directors. A description of each Board Committee is set forth below. Except as noted below, the members of each Board Committee have continued to serve through the date of this Proxy Statement.
Audit Committee

We have a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. Our Audit Committee has the responsibility for, among other things, assisting the Board of Directors in reviewing: our financial reporting and other internal control processes; our financial statements; the independent auditor’s qualifications, independence and performance; the performance of our internal audit function; and our compliance with legal and regulatory requirements and our Code of Business Conduct and Ethics.
The Audit Committee held four meetings during 2017. In 2017, the members of the Committee were Mark Parkin (Chairman), Steven E. Fass, and Ms. Mary R. Hennessy. Mr. McConachie was appointed to serve on the Audit Committee on February 28, 2018. Each of the members of the Audit Committee, qualifies as an “independent” director as defined under the NYSE rules and Rule 10A-3 of the Securities Exchange Act of 1934.
All of the members of the Audit Committee are financially literate and have accounting or related financial management expertise within the meaning of the NYSE rules. The Board also has determined that each of Mr. Fass, Mr. Parkin and Ms. Hennessy qualifies as an “Audit Committee financial expert” as defined by SEC rules. Please refer to the Continuing Directors section of this Proxy Statement for Mr. Fass, Ms. Hennessy and Mr. McConachie’s relevant experience and refer to “Information Regarding the Nominees for Election to the Board of Directors” for Mr. Parkin’s relevant experience.
Compensation Committee

Our Compensation Committee is responsible for reviewing and approving the compensation and benefits of our employees, directors and consultants, overseeing the administration of our employee benefits plans, authorizing and administering restricted share grants and other incentive arrangements and reviewing and approving employment and related agreements of our executive officers and directors.

The Compensation Committee also periodically reviews management development and succession plans, including establishing policies regarding succession in the event of an emergency or the retirement of the Chief Executive Officer.
The Compensation Committee held four meetings during 2017. In 2017, the members of the Compensation Committee were Rafe de la Gueronniere, Steven E. Fass (Chairman), Mary R. Hennessy, and Mark Parkin. Each of the members of the Compensation Committee qualifies as an “independent” director as defined under the applicable rules and regulations of the SEC and the NYSE.
Governance and Nominating Committee

Our Governance and Nominating Committee is responsible for, among its other duties and responsibilities, identifying and recommending candidates for election to our Board of Directors, reviewing the composition of the Board and its Committees, developing and recommending to the Board corporate governance guidelines that are applicable to us, and overseeing Board evaluations.

The Governance and Nominating Committee held four meetings during 2017. In 2017 the members of the Governance and Nominating Committee were Steven E. Fass, Mary R. Hennessy (Chairman), and Mark Parkin. Each of the members of the Governance and Nominating Committee qualifies as an “independent” director as defined under the applicable rules and regulations of the SEC and the NYSE.
Underwriting Committee

Our Underwriting Committee is responsible for overseeing our underwriting processes and procedures and monitoring our underwriting performance. The Underwriting Committee held four meetings during 2017. In 2017, the members of the Underwriting Committee were John R. Berger (Chairman), Steven E. Fass and Mary R. Hennessy. On December 22, 2017, John R. Berger resigned from the Board of Directors and from the Underwriting Committee. Mr. J. Robert Bredahl was appointed to serve on the Underwriting Committee upon Mr. Berger’s resignation and Ms. Hennessy was appointed as Chairman.

Investment and Finance Committee

Our Investment and Finance Committee is responsible for overseeing the management of the Company’s investment portfolio and reviewing the performance of the Company’s investment manager. The Investment and Finance Committee also has oversight of the Company’s financial procedures and structure. The Investment and Finance Committee held four meetings during 2017. In 2017, the members of the Investment and Finance Committee were John R. Berger, Christopher L. Collins, Rafe de la Gueronniere (Chairman) and Steven E. Fass. On December 12, 2017, Mr. Christopher L. Collins resigned from the Investment and Finance Committee at the time he resigned from the Board of Directors. On December 22, 2017, John R. Berger resigned from the Board of Directors and from the Investment and Finance Committee. Mr. J. Robert Bredahl was appointed to serve on the Investment and Finance Committee upon Mr. Berger’s resignation. Mr. McConachie was appointed to serve on the Investment and Finance Committee on February 28, 2018.

Risk and Compliance Committee

Our Risk and Compliance Committee is responsible for overseeing our risk appetite and risk management framework. The Risk and Compliance Committee held four meetings during 2017. In 2017, the members of the Risk and Compliance Committee were Steven E. Fass, Mary R. Hennessy (Chairman) and Mark Parkin. On February 28, 2018, Mr. McConachie was appointed to serve as the Chairman of the Risk and Compliance Committee.

Executive Committee

Our Executive Committee is responsible for providing ongoing oversight of Company matters in the intervals between Board meetings and considering matters requiring approval at short notice in the intervals between Board meetings where it is not possible to convene a meeting of the Board. The Executive Committee did not meet during 2017. In 2017, the members of the Executive Committee were John R. Berger (Chairman), Christopher L. Collins, Steven E. Fass and Joshua L. Targoff. On December 12, 2017, Mr. Christopher L. Collins resigned from the Executive Committee at the time he resigned from the Board of Directors. On December 22, 2017, John R. Berger resigned from the Board of Directors and from the Executive Committee. Mr. J. Robert Bredahl was appointed to serve on the Executive Committee upon Mr. Berger’s resignation and Ms. Hennessy was appointed to serve as Chairman. On February 28, 2018, Ms. Hennessy stepped down from the Executive Committee and Mr. Joshua L. Targoff was appointed to serve as the Chairman of the Executive Committee.

Committee Charters

Copies of the charters of the Audit Committee, Compensation Committee and Governance and Nominating Committee are available on our website www.thirdpointre.com/investors/corporate-governance/governance-documents and may also be obtained upon request without charge by writing to the Secretary, Third Point Reinsurance Ltd., Point House, 3 Waterloo Lane, Pembroke HM 08, Bermuda. Each committee reviews its charter at least annually and recommends any proposed changes to the Board for approval.
Risk Management and Oversight

Our Board of Directors oversees our risk management process, including the company-wide approach to risk management carried out by our management. Our Board of Directors determines the appropriate levels of risk for the Company generally, assesses the specific risks faced by us, and reviews the steps taken by management to manage those risks. While our Board of Directors maintains the ultimate oversight responsibility for the risk management process, its Committees oversee risk in certain specified areas. In particular, our Compensation Committee is responsible for overseeing the management of risks relating to our executive compensation plans and arrangements, and the incentives created by the compensation awards it administers.
The Audit Committee plays a key role in the Board of Directors’ exercise of its risk oversight function. The Audit Committee is primarily responsible for overseeing matters involving the Company’s financial and operational risks, and the guidelines, policies and processes for managing such risks, including internal controls. The Audit Committee conducts its risk oversight in a variety of ways, including reviewing management’s assessment of the Company’s internal control over financial reporting, reviewing the results of regulatory examinations, and receiving quarterly reports on legal and regulatory matters. Additionally, the Company’s independent auditor regularly discusses risks and related mitigation measures that may arise during their regular reviews of the Company’s financial statements with the Audit Committee. The Company has also retained a third party consultant to assist with certain internal audit functions. To ensure candid and complete reporting, the Audit Committee regularly meets in separate executive sessions with management, the Company’s internal auditor and the Company’s independent auditor.

The Risk and Compliance Committee is responsible for overseeing the Company’s firm-wide risk appetite and enterprise risk management framework. Management regularly reports on the Company’s operational processes and controls that are designed to identify, mitigate and monitor the risks and exposures that could materially impact the Company.
Our Governance and Nominating Committee is responsible for overseeing the management of risks associated with the independence of our Board of Directors. As of the date of this proxy, 5 of the 7 Directors of the Company qualify as independent, representing 71.43% of the total Board. If the Shareholders vote “FOR” the nominees for director at the Annual General Meeting of Shareholders, 6 of 8 members of our Board will be independent, representing 75% of the Board.
Pursuant to our Board’s instruction, management regularly reports on applicable risks to the relevant Committee or the Board, as appropriate, with additional review or reporting on risks conducted as needed or as requested by our Board and/or its Committees.
Corporate Governance Guidelines and Code of Business Conduct and Ethics

Our Board has adopted Corporate Governance Guidelines, which set forth a flexible framework within which our Board, assisted by our Board Committees, directs the affairs of the Company. The Guidelines address, among other things, the composition and functions of the Board, director independence, compensation of directors, management succession and review, Board Committees and selection of new directors. In February 2018, the Board amended the Corporate Governance Guidelines to reflect a change in the Director retirement age from 72 to 75 and allowing a Director that reaches the retirement age of 75 to continue serving until the end of his or her three year term.
We have a Code of Business Conduct and Ethics that applies to members of our Board of Directors and all of our employees including our principal executive officer, principal financial officer, principal accounting officer and persons performing similar functions.
The Corporate Governance Guidelines and the Code of Business Conduct and Ethics are available on our website at www.thirdpointre.com/investors/corporate-governance/governance-documents.
We will disclose any amendments to these governance documents or any waivers of their requirements, on our website.
Director Nominating Process and Diversity

The Board of Directors is responsible for nominating members for election to the Board of Directors and for filling vacancies on the Board of Directors that may occur between annual general meetings of shareholders. The Governance and Nominating Committee is responsible for identifying, screening and recommending candidates to the Board of Directors for Board membership. When formulating its Board of Directors’ membership recommendations, the Governance and Nominating Committee may also consider advice and recommendations from others, including shareholders, as it deems appropriate.

Pursuant to the Company’s Bye-laws, the Board of Directors has the power to appoint any person as a director to fill a vacancy on the Board occurring as a result of the death, disability, disqualification or resignation of any director, subject to the Lead Investors’ right to appoint a director to fill a vacancy created by the applicable Lead Investor’s designated director. The current size of our Board of Directors is seven directors. The current terms of the Class I and Class III directors expire at the Annual General Meetings to be held in 2020 and 2019 respectively.

The Governance and Nominating Committee and the Board of Directors believe that diversity along multiple dimensions, including opinions, skills, perspectives, personal and professional experiences and other differentiating characteristics, are an important element of its nomination recommendations. The Governance and Nominating Committee has not identified any specific minimum qualifications which must be met for a person to be considered as a director candidate. However, board candidates are selected based upon various criteria including business and professional experience, judgment, diversity, age, skill, background, time availability in light of other commitments, and such other relevant factors that the Governance and Nominating Committee considers appropriate in the context of the needs of the Board of Directors. Although the Board of Directors does not have a formal diversity policy, the Governance and Nominating Committee and Board of Directors review all of these factors, including diversity, in considering candidates for Board membership. Board members are expected to prepare for, attend and participate in all Board of Directors’ and applicable Committee meetings, and the Company’s annual general meetings of shareholders.

Candidates Nominated by Shareholders

The Governance and Nominating Committee will also consider nominees recommended by shareholders. In order to submit shareholder proposals for the 2019 annual general meeting of shareholders for inclusion in the Company’s proxy statement, the proposals must comply with all of the requirements of SEC Rule 14a-8. Pursuant to SEC Rule 14a-8, materials must be received by the Secretary at the Company’s principal office at that time, currently at Point House, 3 Waterloo Lane, Pembroke HM 08, Bermuda, no later than November 27, 2018.
The Company’s Bye-laws establish an advance notice procedure for shareholders to make nominations of candidates for election as directors or to bring other business before an annual general meeting of shareholders, however, unless these proposals are also provided to the Company in accordance with SEC Rule 14a-8, such proposals will not be included in the proxy statement for the meeting. Any notice given by or on behalf of a shareholder pursuant to these provisions of the Company’s Bye-laws (and not pursuant to Securities Exchange Act of 1934 Rule 14a-8) must be received no earlier than January 3, 2019 and no later than February 2, 2019.
The Bye-laws provide that any shareholder wishing to nominate persons for election as directors at, or bring other business before, an annual general meeting must deliver to the Company’s Secretary a written notice of the shareholder’s intention to do so. To be timely, the shareholder’s notice must be delivered to, or mailed and received by, us not less than 90 days nor more than 120 days before the anniversary date of the preceding annual general meeting, except that if the annual general meeting is set for a date that is not within 30 days before or after such anniversary date, the Company must receive the notice no earlier than 120 days prior to an annual general meeting and no later than 70 days prior to the date of such annual general meeting or the tenth day following the date on which public announcement of the annual general meeting was made. Nominations received will include the following for consideration:

•	the name and address of the shareholder who intends to make the nomination and the name and address of the person(s) to be nominated or the nature of the business to be proposed;

•
a representation that the shareholder is a holder of record of our common shares entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person(s) or to introduce the business specified in the notice;

•
if applicable, a description of all arrangements or understandings between the shareholder and each nominee and any other person(s), naming such person(s), pursuant to which the nomination is to be made by the shareholder;

•
such other information regarding each nominee or each matter of business to be proposed by such shareholder as would be required to be included in a proxy statement filed under the SEC’s proxy rules if the nominee had been nominated, or intended to be nominated, or the matter had been proposed, or intended to be proposed, by the Board of Directors;

•	if applicable, the consent of each nominee to serve as a director if elected; and

•	such other information that the Board of Directors may request in its discretion.

For a complete description of the procedures and disclosure requirements to be complied with by shareholders in connection with submitting director nominations, shareholders should refer to the Company’s Bye-laws.
No candidates for director nominations were submitted by any shareholder in connection with the 2018 Annual General Meeting.
Communications with the Board of Directors

Any interested parties desiring to communicate with the Board of Directors or any of the independent directors regarding the Company may directly contact such director(s) by delivering such correspondence to such director(s) (or the entire Board) in care of the Secretary at Third Point Reinsurance Ltd., Point House, 3 Waterloo Lane, Pembroke HM 08, Bermuda.

The Audit Committee of the Board of Directors has established procedures, including through the use of a third party hotline, for employees, shareholders and others to submit confidential and anonymous reports regarding accounting, internal accounting controls, or auditing matters.

Executive Sessions

The rules of the NYSE require the non-management directors of the Company to regularly meet in executive session without management, and the Company complies with these requirements. The Company’s Corporate Governance Guidelines state that the Chairman of the Board (to the extent such director is an “independent director”) or the presiding director, as applicable, shall act as chair at such meetings. As our Chairman for most of 2017 was also a member of our executive management team, the Board determined that Steven E. Fass would be the presiding director to act as chair at such meetings. Our independent directors met separately from the other directors in executive session during 2017. For information regarding how to communicate with non-management directors as a group and one or more individual members of the Board, see “Communications with the Board of Directors” above.

Outside Advisors

Our Board of Directors and each of its Committees may retain outside advisors and consultants of their choosing at our expense. The Board of Directors need not obtain management’s consent to retain outside advisors. In 2017, no outside advisors or consultants were engaged by the Board of Directors or any Committee thereof.

Attendance at Annual General Meeting

We do not have a formal policy regarding attendance by members of our Board of Directors at our annual general meetings. However, Directors are expected to attend all annual general meetings of shareholders. All members of our Board of Directors attended our Annual General Meeting in 2017.

Compensation Committee Interlocks and Insider Participation

The current members of the Compensation Committee are Rafe de la Gueronniere, Steven E. Fass (Chairman), Mary R. Hennessy and Mark Parkin. None of the members of our Compensation Committee are an officer or employee of our Company. None of our executive officers serve, or in the past year have served, as a member of a board of directors or compensation committee of any entity that has one or more executive officers serving on our Board of Directors or Compensation Committee.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, requires the Company’s directors, executive officers and persons who own more than 10% of the issued and outstanding shares of the Company’s common shares to file reports of initial ownership of common shares and other equity securities and subsequent changes in that ownership with the SEC and the NYSE. Based solely on a review of such reports and written representations from the directors and executive officers, the Company believes that all such filing requirements were met during 2017.

Report of the Audit Committee

The Audit Committee is responsible for the appointment, compensation, retention, and oversight of the work of Ernst & Young Ltd., our independent auditor, for the purpose of preparing or issuing an audit report. The Audit Committee reviews the Company’s financial reporting process on behalf of the Board of Directors. Each of the members of the Audit Committee qualified as an “independent” director as defined under Section 303A.02(a)(ii) of the NYSE rules and Rule 10A-3 of the Securities Exchange Act of 1934. All of the members of the Audit Committee are financially literate and have accounting or related financial management expertise within the meaning of the SEC and NYSE rules. The Company’s management has the primary responsibility for the financial statements and for the reporting process, including the establishment and maintenance of the system of internal control over financial reporting. The independent registered public accounting firm appointed as the Company’s independent auditor is responsible for auditing the financial statements prepared by management and the Company’s internal controls over financial reporting and expressing an opinion on the conformity of the Company’s financial statements with generally accepted accounting principles and on the design and operating effectiveness of the Company’s internal control over financial reporting. In this context, the Audit Committee has met and held discussions with management and Ernst & Young Ltd., the independent registered public accounting firm appointed as the Company’s independent auditor, regarding the fair and complete presentation of the Company’s financial statements.

The Audit Committee reviewed and discussed with Ernst & Young Ltd. the matters that are required to be discussed by Auditing Standard No. 16, Communications with Audit Committees as adopted by the Public Company Accounting Oversight Board (“PCAOB”), including their judgments as to the quality, not just the acceptability, of our accounting principles, the reasonableness of significant judgments, all critical accounting policies and practices to be used, material alternative accounting treatments within generally accepted accounting principles discussed with management, the determination of audit tenure, and other material written communications between Ernst & Young Ltd. and management.  As part of that review, the Audit Committee has received the written disclosures and the letter required by applicable requirements of the PCAOB regarding Ernst & Young Ltd.’s communications with the Audit Committee concerning independence, and the Audit Committee has discussed Ernst & Young Ltd.’s independence from the Company with Ernst & Young Ltd.  The Audit Committee also has considered whether Ernst & Young Ltd.’s provision of non-audit services to the Company is compatible with the auditor’s independence.   The Audit Committee has concluded that Ernst & Young Ltd. is independent from the Company and its management.

The Audit Committee annually reviews the performance and independence of Ernst & Young Ltd. in deciding whether to retain the audit firm or engage a different independent registered public accounting firm and whether the independent registered public accounting firm should be rotated. The Audit Committee considers the advisability and potential impact of selecting a different independent registered public accounting firm and has concluded that the choice of Ernst & Young Ltd. as our independent auditor is in the best interest of the Company and its shareholders. The Audit Committee is involved in the lead audit partner selection process.
The Audit Committee met in 2017 with the Chief Financial Officer, and representatives of Ernst & Young Ltd., and the Company’s internal auditor, in regular and executive sessions to discuss the results of the applicable examinations, their evaluations of the design and operating effectiveness of the Company’s internal controls over financial reporting and the overall quality of the Company’s financial reporting and compliance programs.
In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board approved, that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2017, for filing with the SEC.
The Audit Committee

Mark Parkin (Chairman)
Steven E. Fass
Mary R. Hennessy

Fees Paid to Ernst & Young Ltd.

The following table sets forth the aggregate fees charged to Third Point Reinsurance Ltd. by Ernst & Young Ltd. for audit services rendered in connection with the audit of our consolidated financial statements and reports for 2017 and 2016 and for other services rendered during 2017 and 2016 to the Company and its subsidiaries, as well as all out-of-pocket costs incurred in connection with these services:

INDEPENDENT AUDITOR FEES
Fee Category	2017	2016
Audit Fees	$1,811,863	$1,831,746
Audit-Related Fees	217,010	—
Tax Fees	78,844	29,053
All Other Fees	2,325	1,995
Total Fees	$2,110,042	$1,862,794

Audit Fees: Includes the aggregate fees billed by Ernst & Young Ltd. for professional services and expenses rendered for the audit of the Company’s consolidated financial statements and internal controls over financial reporting.
Audit-Related Fees: Includes the aggregate fees billed by Ernst & Young Ltd. for assurance and related services that are reasonably related to the performance of the audit of the Company’s financial statements and are not reported under “Audit Fees”, including aggregate fees billed by Ernst & Young Ltd. for professional services performed in connection with the Company’s filing of certain documents with the SEC and the related issuance of consents in 2017 and 2016, and advisory services performed relating to accounting and financial reporting consultations on various issues and transactions.
Tax Fees: Includes fees billed by Ernst & Young Ltd. for tax-related services in conjunction with our ongoing business operations.
All Other Fees: Includes fees billed by Ernst & Young Ltd. for access to their global online resource tool for accounting and auditing standards.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of the Independent Registered Public Accounting Firm Appointed as our Independent Auditor

The Audit Committee has adopted a policy requiring the Audit Committee to pre-approve all audit and, subject to the de minimis exception of Section 10A(i) of the Securities Exchange Act of 1934 and the SEC rules promulgated thereunder, all permitted non-audit services performed by the Company’s independent auditor. The Audit Committee may delegate pre-approval authority to one or more designated members of the Audit Committee, who must then provide a report of such pre-approvals to the Audit Committee at its next scheduled meeting. When pre-approving non-audit services by the independent auditor, the Audit Committee shall consider whether the provision of such services is consistent with maintaining the independent auditor’s independence. All services performed by Ernst & Young Ltd. in 2017 were pre-approved by the Audit Committee pursuant to the foregoing pre-approval policy and procedures.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Overview

This compensation discussion and analysis provides information about the material elements of compensation paid or awarded to, or earned by, our “named executive officers”, also referred to as the “NEOs”, who consist of our principal executive officer, principal financial officer, and our three other most highly compensated executive officers, for fiscal year 2017 as follows:

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J. Robert Bredahl, who during 2017 served as President and Chief Operating Officer of the Company until February 28, 2017, and as President and Chief Executive Officer of the Company from March 1, 2017; Mr. Bredahl also served as Chief Executive Officer of Third Point Re BDA until August 2, 2017, and as Chief Executive Officer of Third Point Re USA since August 3, 2017.

•	Nicholas J. D. Campbell, Chief Risk Officer of the Company; Executive Vice President, Underwriting Third Point Re BDA.

•	Christopher S. Coleman, Chief Financial Officer of the Company.

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Manoj K. Gupta, Head of Investor Relations and Business Development of the Company; during 2017 Mr. Gupta also served as Executive Vice President of Third Point Re BDA USA from March 1, 2017 until August 2, 2017, and as President of Third Point Re USA from August 3, 2017.

•	Daniel V. Malloy, who during 2017 served as Executive Vice President, Underwriting of Third Point Re BDA until and as Chief Executive Officer of Third Point Re BDA from August 3, 2017.

Our NEOs also include John R. Berger, who during 2017 served as Chief Executive Officer and Chairman of the Company until February 28, 2017; Chief Executive Officer of Third Point Re USA until August 2, 2017; and Chairman from March 1, 2017 until December 22, 2017.
Corporate Governance Highlights

In 2018, our Compensation Committee has made several key changes to our compensation program to further ensure our robust corporate governance as it relates to compensation practices:

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Adoption of Stock Ownership Guidelines. We have established stock ownership and retention guidelines that require our executive officers and directors to satisfy meaningful stock ownership requirements. These guidelines further align the interests of our executive officers and directors with those of our shareholders.

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Double-Trigger Equity Vesting. Our long-term incentive awards granted in 2018 and future years will not vest or become payable in the event of a change in control unless there is an accompanying qualifying termination of the equity holder’s employment.

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Adoption of Clawback Policy. We have adopted a clawback policy that authorizes our Compensation Committee to recover gains from bonuses and performance-based equity awards in the event of certain restatements of the Company’s financial results.

•	Prohibition on Hedging and Pledging. Our updated Trading Policy prohibits our employees and directors from engaging in hedging and pledging transactions.

Compensation Philosophy and Objectives

In 2017, the Compensation Committee continued its executive compensation philosophy adopted in 2014 based on a Total Rewards Strategy. The Company’s Total Rewards Strategy approach to executive compensation is to offer compensation, reward and benefit programs that align with the following principles and objectives:

•	Allow the Company to attract and retain superior talent, as we believe that quality talent is integral to the Company’s ongoing success.

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Deliver pay opportunities through a format that is comparable with those used at other companies operating in the reinsurance industry; rewards should consist of base salary, an annual incentive plan, a long-term incentive opportunity, perquisites and retirement, health and welfare benefits.

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Support a high-performance environment by linking pay with performance to achieve the Company’s objective to grow the business and deliver superior returns to its investors, therefore having most executive pay contingent on the actual results achieved.

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Motivate superior performance and strengthen the connection between pay and results by developing compensation programs that reward success at the Company and on individual levels; the degree to which a person’s annual incentive award is influenced by individual (versus Company) performance is based on the person’s role and diminishes as he or she rises through the Company.

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Provide a competitive total compensation opportunity; our total cash compensation (base plus bonus) should reflect market compensation levels at the market median and total direct compensation (base, bonus, and long-term incentives) will target above the 50th percentile, assuming that the individuals and the Company perform well and deliver value to shareholders. (“Market” is defined as publicly traded insurance and reinsurance company groups with operations in Bermuda and the Cayman Islands.)

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Maintain an overall compensation target at market median with only specific individual salaries being above or below this target, as appropriate, based on experience, performance, criticality of the role, etc.

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Base eligibility for variable pay (annual as well as long-term incentives) largely on competitive norms with exceptions being made from time to time in specific circumstances or for high-potential key employees.

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Support a long-term focus for officers and key contributors that aligns with the interests of shareholders; the long-term award providing such focus should appropriately balance retention and alignment needs based on relative level in the organization.

•	Encourage conversations about performance and development.

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Integrate compensation and reward systems with performance management and career development programs to ensure that employees know what it takes to be successful at the Company and to help align performance goals at every level.

•	Provide market-competitive benefits and perquisites.

•	Provide clear information about pay practices; by communicating openly about pay, we can ensure that everyone understands the rewards program and has the tools they need to implement it effectively.

Role of the Compensation Committee

The Compensation Committee is responsible for reviewing and approving the compensation and benefits of our employees, directors and compensation consultants, administering our employee benefit plans, authorizing and ratifying share option grants and other incentive arrangements, and authorizing employment and related agreements.
In 2017, as in 2016, the Compensation Committee determined not to engage any compensation consultant to advise on executive compensation matters. Management obtains survey data from PwC’s Bermuda International Business Compensation Survey, including survey data on Bermudian insurance and reinsurance companies with 100 or fewer employees. However, we do not use survey data or benchmarking data to determine or set the compensation of our NEOs; rather, we use this data to confirm that our compensation is within a competitive range.
Our Chief Executive Officer meets from time to time with the Compensation Committee and makes compensation recommendations with respect to our NEOs, other than himself, including recommendations for salary adjustments, annual incentives and long-term incentive awards, to the Compensation Committee for review, feedback and approval.
Elements of our Executive Compensation Program

During fiscal 2017, the compensation program for our NEOs consisted primarily of salary, short-term incentive compensation, long-term incentive compensation and certain perquisites and retirement, health and welfare benefits. Set forth below is a discussion of each of these elements of total compensation, the reason that we provide each element, and how that element fits into our overall compensation philosophy. Each element of the Total Rewards Strategy offers something unique to executives and incentivizes different desired behaviors and business results for the Company.
Base Salary

The primary function of base salary is to provide base compensation for executives’ ongoing performance of job responsibilities throughout the year.

•	Base pay reflects sustained individual performance, contribution, and relative value, as well as competitive market practice.

•	Base pay adjustments are neither guaranteed nor automatic. Base pay adjustments are intended to be clear performance messages and make meaningful distinctions for above-average performers.

•	Below-average performers do not receive increases and are subject to corrective action.

•	Average performers receive average or even below-average increases with consideration given to the incumbent’s position in the market or the established range.

•	Above-average performers receive above-average increases with consideration given to the incumbent’s position in the market or established range for the role.
The minimum base salary for each of our active NEOs is set pursuant to their individual employment agreements with the Company. Base salaries are reviewed on a periodic basis. The Compensation Committee did not approve any increases in the base salaries for our NEOs in 2017.
Long-Term Incentives

The purpose of long-term incentives is to align the interests of employees with shareholders through meaningful equity participation and long-term ownership. The program can generate significant payments when executives drive the Company to achieve long-term results.

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Long-term incentives should help balance a short-term performance focus. Executives should be focused on fulfilling organizational long-term strategic objectives. By using long-term incentives, we encourage executives to balance their orientation and weight their decision making given the respective award opportunities under each compensation plan.

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Long-term incentive awards should reflect market-competitive levels. Individual grants will vary based on individual performance, so that executives are motivated to not only drive toward superior long-term corporate performance but also demonstrate individual impact as well.

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The mix of long-term incentives may vary by role/level in the Company to most appropriately balance retention needs with the need to drive long-term growth in shareholder value, based on the role/level’s ability to influence share price movement.

•	The Company may use a variety of equity vehicles from year to year to deliver long-term incentives.
In 2017, the Company continued the long-term incentive program first implemented by the Compensation Committee in 2014, providing for annual long-term incentive grants with overlapping vesting schedules and performance cycles to incentivize and promote retention of employees and executives. All awards are in the form of restricted shares subject to the achievement of performance goals tied to underwriting profitability and float generation over rolling three-year calendar year periods. If declared, dividends are accrued on unvested restricted shares and only payable upon vesting. Performance metrics will be determined based on an Underwriting Return Ratio (“URR”) measure. The URR applies to the underwriting results of our Property and Casualty reinsurance segment.  It is a combined ratio calculation, modified to include general and administrative costs that are not customarily included in the combined ratio as well as investment income on the float generated by underwriting operations as if that float had been invested in a medium-term, investment grade bond portfolio. A URR of 102% (increased from 100% for pre-2017 grants) will result in 100% target award vesting. A URR of 97% (increased from 95% for pre-2017 grants) or better will result in

150% of target award vesting (100% of maximum award). A URR at or above 112% (increased from 110% for pre-2017 grants) will result in 0% award vesting such that there is no payout at this threshold. URR is defined as (a) net premiums earned by our Property and Casualty segment minus adjusted underwriting expenses, minus a portion of our investment income, divided by (b) such net premiums earned. The Compensation Committee set URR as the performance goal because it believes that this metric will appropriately align the Company’s goal of increasing profitable underwriting premium generation within the Company’s underwriting guidelines without exposing the Company to undue risk as to the quality of those premiums, and provide an incentive which offers an appropriate balance between the increased insurance float and underwriting risk. The URR percentages were increased in 2017 to recalibrate the target URR to reflect current underwriting market conditions which had deteriorated from the original formula.
Awards under our long-term incentive program were made in February 2017 and are reflected in the Grants of Plan-Based Awards for Fiscal Year 2017 table detailed under “All Other Compensation”. The number of restricted shares granted to each of our NEOs (other than the Chief Executive Officer) was determined by the Compensation Committee in consultation with our Chief Executive Officer. Share awards are determined in relation to an individual’s performance and contributions to the Company’s results, and with regard to the individual’s total compensation. Awards are not based on a scheduled allocation of shares. In determining the individual grant levels, the Compensation Committee considered the compensation of each of the NEOs, as compared to comparable positions in the market survey data, individual performance factors and the recommendation of the Chief Executive Officer.
URR for the three-year performance period ending December 31, 2017 was 105.7%. As a result, 43% of the target award performance-based restricted shares granted in 2015 that vest based on URR achieved during such period was earned. As a result, Messrs. Bredahl, Campbell, Coleman, Gupta, Malloy and Berger have earned 24,532, 3,067, 12,266, 9,200, 18,399 and 30,665, respectively, of their restricted shares granted in 2015. The restricted shares earned vested on March 1, 2018.
Prior to our initial public offering, equity awards were granted under the Third Point Reinsurance Limited Share Incentive Plan (the “Share Incentive Plan”). Since that time, equity awards have been granted under our Third Point Reinsurance Ltd. 2013 Omnibus Incentive Plan (the “Omnibus Incentive Plan”).
All grants of equity awards are evidenced by an individual award agreement between the Company and the individual.
Annual Incentive Pay

The purpose of annual incentive pay is to reward performance during the year based upon the achievement of individual and business goals on an annual basis.

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Annual incentive pay plans help employees understand how they contribute to business performance and help unite employees behind shared goals. Additionally, annual incentives directly support the Company’s high-performance environment by providing employees with clear opportunities for performance-based rewards.

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Annual incentive pay helps focus employees on achieving the annual financial goals of the Company by paying rewards to the extent that goals are fulfilled. Performance metrics are set based on the measures the Compensation Committee determines are necessary to achieve operational success. The performance metrics are periodically reviewed and adjusted, where required, in the Compensation Committee’s judgment.

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The formula (described below) creates a bonus pool but not individual awards. The incentive bonus pool is allocated to individual employees by the Compensation Committee upon the recommendation of the Chief Executive Officer based on how each employee performed relative to his or her individual annual goals.

•
Short-term incentives also recognize how individuals have performed in terms of meeting the specific goals established for the year, which are above and beyond their regular job duties. Individual performance below expectations will reduce the calculated payment, whereas exceptional performance will increase the calculated payment.

All of our NEOs participated in our 2017 annual incentive plan (the “Annual Incentive Plan”). Each of our continuing NEOs is party to an employment agreement that provides for an annual discretionary bonus. Pursuant to his Chairman Agreement, Mr. Berger was also entitled to participate in our 2017 Annual Incentive Plan.
Under the Annual Incentive Plan for 2017, the amount of the total incentive bonus pool is calculated based on the Company’s return on equity and represents a percentage of total employee salaries.  Return on equity is calculated as (i) after-tax net income divided by (ii) average shareholder’s equity (which is the beginning equity plus the ending equity, divided by two, as adjusted for any capital events occurring during the year).  At a 12.5% return on equity, the bonus pool is funded 100% of target, which represents 130% of salaries.  No bonuses are payable unless the Company generates the minimum 5% return on equity, and the size of the bonus pool increases as the return on equity increases, up to the maximum.  At a 5% return on equity, the bonus pool would be funded at 50% (threshold) of target, which represents 65% of salaries,  and at a 22.5% or higher return on equity, the bonus pool would be funded at 300% (maximum) of target, which represents 390% of salaries.  The incentive bonus pool is allocated to individual employees by the Compensation Committee upon the recommendation of the Chief Executive Officer based on the individual’s position in the organization, seniority level, and how each employee performed relative to his or her individual annual goals, such allocations not to exceed $5 million.
The Company’s return on average equity for 2017 was 18.1%, resulting in a bonus pool funded at the 212% of target level.  Each NEO had a target bonus percentage of salary as follows which were determined by the Compensation Committee based on seniority level, role within the Company, experience level and past performance:  200% for Mr. Bredahl, 125% for Mr. Campbell, 150% for Mr. Coleman, 100% for Mr. Gupta, 185% for Mr. Malloy and 210% for Mr. Berger.   In determining the individual bonus payments for 2017, these target percentages were multiplied by 212%, the percentage of the target bonus pool achieved based on average return on equity, and then, for NEOs other than Mr. Berger, adjusted based on performance relative to various factors including individual goals and objectives.
The CEO recommended individual bonus payments for the continuing NEOs other than himself in 2017 based on his assessment of NEO performance. The following is a list of the material goals and objectives for 2017 considered by the Compensation Committee in making 2017 discretionary bonus determinations for our continuing NEOs, none of which were assigned any particular weighting:
 Goals and objectives for J. Robert Bredahl

•	Oversee all operations and business activities to ensure they produce the desired results and are consistent with the overall strategy of the company;

•	Lead and motivate subordinates;

•	Develop a high-quality business strategy that is aligned with short-term and long-term objectives;

•	Assume the chief underwriting and key relationship management roles of the previous CEO.

Goals and objectives for Daniel V. Malloy

•	Originate and underwrite economically attractive deals;

•	Develop new reinsurance structures and solutions that can be broadly applied to buyer of reinsurance;

•	Supervise and mentor more junior staff and help them prioritize their efforts;

•	Contribute to all strategic and important tactical decisions.

Goals and objectives for Manoj K. Gupta

•	Rationalize the U.S. office’s reinsurance portfolio by renegotiating pricing, terms and conditions, non-renewing poorly performing deals and focusing on new lines of business and segments;

•	Successfully assume and perform duties and responsibilities as President of Third Point Re USA, overseeing all operations and business activities of U.S. operation;

•	Lead and manage the investor relations and business development functions.

Goals and objectives for Christopher S. Coleman

•	Manage all aspects of the Company’s finance function;

•	Support the underwriters by solving accounting, counter party credit and collateral issues related to reinsurance transactions;

•	Manage the Company’s relationships with rating agencies and regulators;

•	Contribute to all strategic and important tactical decisions.

Goals and objectives for Nicholas J. D. Campbell

•	Provide quarterly, annual and ad hoc risk reporting as required by the various interested constituencies ;

•	Continue to develop, refine and enhance the Company’s risk exposure capabilities with regard to identifying, assessing, monitoring and measuring our individual, specific and aggregate risk exposures;

•	Source, underwrite and close profitable reinsurance transactions;

•	Provide effective oversight of the company's IT function and capabilities, with particular focus on stability, redundancy and cyber-security.

The annual incentive bonus paid for each of our NEOs as determined by the Compensation Committee based on the foregoing factors is reflected in the Summary Compensation Table under the “Non-Equity Incentive Plan Compensation” column.

Other Benefits and Perquisites

Other Benefits

The Company provides benefit plans, such as medical coverage and life and disability insurance, in line with applicable market conditions and Bermuda law. These health and welfare plans help ensure that the Company has a productive and focused workforce through reliable and competitive health and other benefits. The Company also maintains defined contribution benefit plans that provide eligible employees with an opportunity to save for retirement. The Company contributes up to 10% of all the employees’ salary or to statutory contribution limits to these plans. The NEOs are eligible to participate in the health and welfare and defined contribution plans during employment on the same basis as all other employees, subject to applicable tax and other limits on contributions.
Perquisites

The Company also provides customary additional benefits to certain expatriate employees working outside of their home country, including each of our expatriate NEOs, to better enable the Company to attract and retain key employees. These benefits are typical for the insurance/reinsurance industry, as well as for Bermuda-based companies, and are specified in our expatriate NEOs’ employment agreements. The purpose of these benefits is to rationalize the income of expatriate employees, who experience additional taxation as a result of compensation for additional housing and transportation expenses, with the income such employees would earn as employees within their native countries. These additional benefits are as follows:

•
Housing and Transportation Expenses. The Company reimburses certain expatriate NEOs for housing expenses in Bermuda and for travel and transportation expenses between the United States and Bermuda.  Our Chief Executive Officer is entitled to private air travel to and from Bermuda, and our other NEOs are eligible for private air travel to and from Bermuda when traveling with the Chief Executive Officer or prior to December 22, 2017, the Chairman; otherwise they are entitled to reimbursement for commercial air travel pursuant to the terms of the Company’s policies regarding travel.  The Company’s policies also provide that our NEOs may invite family members or other guests from time to time to fly on already scheduled private air trips. In addition, the Company’s Chairman was entitled during his employment to private air travel to and from Bermuda pursuant to the terms of the Chairman Agreement.

•	Tax Expenses. To the extent the Company’s reimbursement of an expatriate NEOs’ housing or travel expenses are deemed to be taxable income to the expatriate NEO, the Company reimburses the expatriate NEO for any home country taxes payable on the additional income. The Company also pays the employee portion of Bermuda payroll taxes and social insurance for our expatriate NEOs.

•
Tax Preparation Expenses. Due to the additional complexities associated with the taxation of expatriate NEO benefits, the Company reimburses expatriate executives’ tax preparation expenses, up to $5,000 per executive, per annum.

•	Club Membership. The provision of a club membership is common practice in our industry and enables the NEOs to establish social networks with clients and others.

We annually review the level of employee benefits provided to the NEOs and believe that the employee benefits provided are reasonable and consistent with market practices in the jurisdictions in which the Company operates. These benefits are described under “Summary Compensation Table” and “Employment Agreements with NEOs” below.
Employment Agreements with NEOs

We have entered into employment agreements with each of our NEOs as a means to attract and retain executive officers. Terms of these agreements are more fully discussed below under “Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards for Fiscal Year 2017 Table - Employment Agreements”. We believe that these agreements provide our executive officers with the assurance that their employment is a long-term arrangement and provide us with the assurance that the officers’ services will be available to us for the foreseeable future. We believe that having employment agreements with our key executives is beneficial because such agreements provide retentive value, subject executives to restrictive covenants, and provide us with a competitive advantage in the recruiting process over a company that does not offer employment agreements.

In 2017, we amended the employment agreements with certain of our NEOs to reflect changes to their roles and responsibilities. In 2017, in connection with his transition, we entered into a Chairman Agreement with Mr. Berger, which superseded his employment agreement. In addition, we entered into a new employment agreement with Mr. Bredahl in relation to his transition to Chief Executive Officer of the Company, which superseded his prior employment agreement. The appointments for Bermuda-based positions are subject to customary Bermuda immigration approval.

Other Compensation Practices and Policies

Share Ownership Guidelines. We have recently adopted share ownership guidelines in the form of a Director and Executive Share Ownership Policy to further align the economic interests of our Directors and executive officers (“Designated Individuals”) with the interests of our shareholders. To accomplish this, Designated Individuals are expected not only to receive equity-based compensation but also to maintain a significant long-term equity interest in the Company. The table below summarizes the guidelines:

Required levels	CEO: 5x base salary Other Executive Officers: 3x base salary Directors: 3x annual cash retainer

Shares counted toward guidelines	Shares owned outright (excluding pledged shares) Performance shares, once earned Restricted shares, upon grant date Intrinsic value of vested options (for executive officers)

Time period to achieve	Five years

Retention requirements	Must retain 50% of net shares issued upon exercise of share options or vesting of share awards until guidelines achieved

Clawback Policy. We have implemented an Executive Compensation Clawback Policy, applicable to all executive officers, including the CEO. In the event of: (i) a restatement of the Company’s financial results, or (ii) a material change in reserves resulting from adverse development, in either case due to an executive officer being involved in fraud or illegal conduct that materially contributed to the need for such restatement (or in the case of (ii) revised reserves), this policy authorizes the Company, through its Compensation Committee, to recover any portion of performance-based or incentive compensation paid or awarded to such executive officer that was higher than the amount that would have been paid or awarded if calculated based upon the restated financial results (or in the case of (ii), revised reserves). We are awaiting final regulatory guidance regarding clawbacks of compensation under the Dodd–Frank Wall Street Reform and Consumer Protection Act and expect to review and revise our policy as necessary after that final guidance is published and implemented by the NYSE.
Hedging and Pledging.  Our Trading Policy prohibits all employees and directors from directly or indirectly engaging in hedging or monetization transactions with respect to Company shares. Pledging is prohibited under our policy, although exceptions may be made with the approval of the Chief Executive Officer or General Counsel, or in the case of these executives, by the Audit Committee.
Tax Considerations. The Compensation Committee considers the income tax consequences of individual compensation elements when analyzing the overall compensation paid to our NEOs. Prior to 2017, our compensation program has not been designed to comply with Section 162(m) of the Internal Revenue Code, which imposes a limit on the amount of compensation that companies may deduct in any one year with respect to certain “covered employees,” because, prior to the establishment of our U.S. subsidiary, Third Point Re USA, Third Point Re BDA was not subject to taxation in the U.S. and, to the extent any portion of the compensation paid to certain of our NEOs is subject to taxation in the U.S., it has been paid under plans in effect prior to our initial public offering that are entitled to transition relief under Section 162(m) for the period ending on the date of our 2017 Annual General Meeting of shareholders. In 2017, our shareholders approved the material provisions of our Annual Incentive Plan and our Omnibus Incentive Plan so that we could continue to grant performance based awards and pay bonuses to covered employees intended to be exempt from the deduction limits under Section 162(m). Recently enacted legislation makes certain changes to Section 162(m), most notably repealing the exemption for qualified performance-based compensation for taxable years beginning after December 31, 2017 and expanding the scope of persons covered by its limitations on deductibility. Accordingly, compensation paid after 2017 to our covered executive officers in excess of $1 million will not be deductible in the U.S. unless it qualifies for transition relief applicable to certain arrangements in place as of November 2, 2017. In light of these changes, it is expected that our Compensation Committee will authorize compensation deductible under 162(m). With respect to our U.S. taxpayer employees, including certain of our NEOs, we design our compensation arrangements also taking into account Internal Revenue Code Sections 409A and 457A.
Say on Pay. The Compensation Committee considers the outcome of shareholder advisory votes on executive compensation when making decisions relating to the compensation of our NEOs and our executive compensation programs. At our 2015 annual meeting of shareholders, our shareholders approved the compensation paid to our NEOs in a non-binding advisory vote. Approximately 95% of the shareholders who voted on the proposal voted in favor of the proposal. The Compensation Committee believes the results conveyed support for continuing with the philosophy, strategy and objectives of our executive compensation program.
At our 2015 annual general meeting, our shareholders voted, on an advisory basis, to hold future advisory votes to approve executive compensation every three years. In accordance with our shareholders’ recommendation, our Board of Directors determined to include an advisory shareholder vote on executive compensation in its proxy materials every three years until the next required advisory vote on the frequency of shareholder votes on executive compensation. The advisory vote to approve executive compensation is being considered at the 2018 Annual General Meeting. The next advisory vote regarding the frequency of say on pay will occur no later than our 2021 annual meeting of shareholders.

Compensation Committee Report

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis included in this Proxy Statement with members of management, and based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.
The Compensation Committee

Steven E. Fass (Chairman)
Rafe de la Gueronniere
Mary R. Hennessy
Mark Parkin

Summary Compensation Table

Name and Principal Position (3)	Fiscal Year	Salary	Bonus	Share Awards (2)	Option Awards	Non-Equity Incentive Plan Compensation(1)	All Other Compensation(5)	Total
		($)	($)	($)	($)	($)	($)	($)

J. Robert Bredahl, President and Chief Executive Officer of the Company; Chief Executive Officer of Third Point Reinsurance (USA) Ltd.	2017	800,000	—	749,995	—	3,360,000	373,354	5,283,349
	2016	787,500	—	800,006	—	__	573,753	2,161,259
	2015	750,000	375,000	799,992	—	—	608,025	2,533,017

Nicholas J.D. Campbell, Chief Risk Officer; Executive Vice President, Underwriting Third Point Reinsurance Company Ltd.	2017	480,000	—	500,005	—	1,250,000	89,264	2,319,269

Christopher S. Coleman, Chief Financial Officer	2017	500,000	—	899,994	—	1,575,000	99,470	3,074,464
	2016	480,000	—	500,004	—	—	116,735	1,096,739
	2015	420,000	210,000	399,996	—	—	102,279	1,132,275

Manoj K. Gupta, Head of Investor Relations and Business Development of the Company; President of Third Point Reinsurance (USA) Ltd.	2017	500,000	—	550,000	—	1,575,000	54,708	2,679,708
	2016	500,000	100,000	300,002	—	—	133,257	1,033,259
	2015	500,000	250,000	299,992	—	—	452,652	1,502,644

Daniel V. Malloy, Chief Executive Officer, Third Point Reinsurance Company Ltd.	2017	700,000	—	1,600,006	—	2,725,000	246,495	5,271,501
	2016	700,000	—	600,005	—	—	283,175	1,583,180
	2015	675,000	337,500	599,987	—	—	285,881	1,898,368

John R. Berger, Former Chairman of the Board of the Company; Former Chief Executive Officer of Third Point Reinsurance (USA) Ltd. (4)	2017	831,474	—	749,995	—	3,710,000	336,669	5,628,139
	2016	850,000	—	1,000,008	—	—	407,922	2,257,930
	2015	850,000	425,000	999,998	—	—	603,745	2,878,743

(1)
For 2017, the Company achieved an 18.1% return on equity threshold and therefore, bonuses were payable under our Annual Incentive Plan. See “Compensation Discussion and Analysis - Elements of our Executive Compensation Program - Annual Incentive Pay”.

(2)
See “Compensation Discussion and Analysis - Elements of our Executive Compensation Program - Long-Term Incentives”. Messrs. Bredahl, Campbell, Coleman, Gupta, Malloy and Berger were granted a total of 92,213, 61,475, 110,656, 67,623, 196,721 and 92,213 performance-based restricted shares at maximum performance levels in 2017, respectively. Performance-based restricted share awards generally vest based on continued employment and the achievement of certain financial performance measures over a three-year performance period. The number of performance-based restricted shares that may be retained upon vesting will vary based on the level of achievement of the performance goals. The award value included in the table for 2017 corresponds to the grant date fair value of performance-based restricted shares based upon the probable outcome of such performance criteria. Assuming the maximum performance levels are achieved, the grant date fair value of performance-based restricted shares granted in 2017 would equal $1,124,999, $749,995, $1,350,003, $825,001, $2,399,996, and $1,124,999, for Messrs. Bredahl, Campbell, Coleman, Gupta, Malloy, and Berger respectively. The amounts reported in this column are valued based on the aggregate grant date fair value computed in accordance with FASB ASC Topic 718, modified to exclude the effect of estimated forfeitures. The fair value was determined using the methodology and assumptions set forth in Note 16, “Share-Based Compensation,” to the Audited Consolidated Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2017, which are hereby incorporated herein by reference.

(3)	Reflects current titles. Please see “Compensation Discussion and Analysis - Overview” for principal positions of named executive officers during 2017.

(4)	Mr. Berger’s employment terminated on December 22, 2017.

(5)	The following table sets forth the compensation reflected in the “All Other Compensation” column for the fiscal year ended December 31, 2017.

All Other Compensation 2017

Name	Company Contributions to Retirement Plans ($)(a)	Company-Paid Transportation Expense ($)(b)	Reimbursed Housing Expenses ($)(c)	Tax Reimbursements ($)(d)	Other ($) (e)	Total Other Compensation ($)
J. Robert Bredahl	54,000	141,130	80,123	93,101	5,000	373,354
Nicholas J.D. Campbell	48,000	—	—	37,664	3,600	89,264
Christopher S. Coleman	50,000	—	—	47,470	2,000	99,470
Manoj K. Gupta	50,000	—	—	—	4,708	54,708
Daniel V. Malloy	54,000	27,321	104,024	56,150	5,000	246,495
John R. Berger	54,000	71,682	103,200	102,787	5,000	336,669

(a)	Represents Company contributions (employer and employee contributions paid by the Company) to retirement plans.

(b)
During 2017, through December 22, 2017 Mr. Berger was entitled to private air travel to and from Bermuda. As Chief Executive Officer, Mr. Bredahl is entitled to private air travel to and from Bermuda. In 2017, Mr.  Malloy received reimbursement for certain commercial air travel to and from Bermuda. NEOs may also invite family members or other guests from time to time to fly on already scheduled private air trips. There is no incremental cost to the Company and therefore, there is no value included in these amounts for family or other guests. This total also includes ground transportation costs paid by the Company.

(c)
Messrs. Bredahl and Malloy are entitled to a housing allowance under the terms of their employment agreements. Mr. Berger was entitled to a housing allowance under his employment agreement and Chairman Agreement through his retirement from the Board on December 22, 2017. This represents cost of housing, utilities, including electricity and cable services, and furnishings paid or reimbursed by the Company.

(d)
Represents payment of the employee portion of Bermuda payroll taxes and social security insurance on behalf of certain Bermuda-based NEOs and reimbursement of all taxes incurred with respect to: (i) the housing allowance and related expenses, (ii) company-paid transportation benefits, (iii) the company-paid employee portion of Bermuda social insurance tax, (iv) tax preparation benefits, and (v) the tax reimbursement payments.

(e)	Represents the employee portion of reimbursed personal tax preparation cost for Messrs. Bredahl, Coleman, Gupta, Malloy and Berger and reimbursement of club membership for Mr. Campbell.

Grants of Plan-Based Awards for Fiscal Year 2017
The following table provides information concerning awards granted to the NEOs in the last fiscal year.

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			Grant Date Fair Value of Stock and Option Awards ($)(3)
Name	Grant Date	Threshold	Target	Maximum	Threshold	Target	Maximum
		($)	($)	($)	(#)	(#)	(#)
J. Robert Bredahl
Annual Incentive Plan		—	1,600,000	(4)
Omnibus Incentive Plan	2/21/2017				—	61,475	92,213	749,995

Nicholas J.D. Campbell
Annual Incentive Plan		—	600,000	(4)
Omnibus Incentive Plan	2/21/2017				—	40,984	61,475	500,005

Christopher S. Coleman
Annual Incentive Plan		—	750,000	(4)
Omnibus Incentive Plan	2/21/2017				—	73,770	110,656	899,994

Manoj K. Gupta
Annual Incentive Plan		—	750,000	(4)
Omnibus Incentive Plan	2/21/2017				—	45,082	67,623	550,000

Daniel V. Malloy
Annual Incentive Plan		—	1,295,000	(4)
Omnibus Incentive Plan	2/21/2017				—	131,148	196,721	1,600,006

John R. Berger
Annual Incentive Plan		—	1,746,096	(4)
Omnibus Incentive Plan	2/21/2017				—	61,475	92,213	749,995

(1)
A discussion of the 2017 annual cash incentives, including awards earned for 2017 and paid in March 2018 can be found under “Compensation Discussion and Analysis - Elements of our Executive Compensation Program - Annual Incentive Pay”.

(2)
Performance-based restricted share awards made pursuant to the Omnibus Incentive Plan for the 2017-2020 performance cycle and are scheduled to vest on March 1, 2020. Restricted share awards generally vest based on continued employment and the achievement of certain financial performance measures over a three-year performance period. Pursuant to the terms of the Chairman Agreement entered into with Mr. Berger on March 1, 2017, all of Mr. Berger’s unvested performance-based restricted share awards will continue to vest after his termination of service, subject to achievement of the applicable performance conditions. Performance-based restricted shares that do not vest at the end of the three-year period are forfeited. 0% of the awards vest unless performance exceeds the threshold performance level. Linear interpolation applies to determine the vesting percentage between threshold and target and between target and maximum performance levels. For a more detailed discussion of the 2017 performance-based restricted share awards, see “Compensation Discussion and Analysis - Elements of our Executive Compensation Program - Long-Term Incentives”.

(3)
The amounts reported in this column are valued based on the aggregate grant date fair value computed in accordance with FASB ASC Topic 718 based on the probable outcome of such performance criteria. The fair value was determined using the methodology and assumptions set forth in Note 16, “Share-Based Compensation,” to the Audited Consolidated Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2017, which are hereby incorporated herein by reference.

(4)
None of our NEOs have a stated maximum annual cash incentive in their employment agreements; however, the Annual Incentive Plan contains a maximum bonus pool funding of 390% of salaries and our Annual Incentive Plan has a maximum individual award cash incentive limit of $5 million. The incentive bonus pool is allocated to individual employees by the Compensation Committee upon the recommendation of the Chief Executive Officer based on the individual’s position in the organization, seniority level, and how each employee performed relative to his or her individual annual goals, such allocations not to exceed $5 million.  See “Compensation Discussion and Analysis - Elements of our Executive Compensation Program - Annual Incentive Pay”.

Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards for Fiscal Year 2017 Table

Employment Agreements

The principal terms of the employment agreements with each of our NEOs are discussed below.
J. Robert Bredahl. We have entered into an employment agreement with Mr. Bredahl which we amended in 2017, we amended Mr. Bredahl’s employment agreement to reflect his promotion to President and Chief Executive Officer of the Company, effective March 1, 2017, and subject to customary Bermuda immigration approval. As amended, the employment agreement sets Mr. Bredahl’s annual base salary at $800,000. The employment agreement specifies that Mr. Bredahl is eligible for an annual bonus, based on achievement of such individual and corporate performance goals as may be established by the Board. In 2016 Mr. Bredahl consented to a target bonus percentage of 200% for 2016 and subsequent years. Mr. Bredahl’s employment agreement also provides that, during the term of his employment and while his principal place of employment is Bermuda, he is entitled to (i) air travel to and from Bermuda under the Company’s air travel policies applicable to the most senior executives of the Company, (ii) a housing allowance of $10,000 per month, and (iii) tax reimbursement for the taxes incurred with respect to (a) the air travel benefit, (b) the housing benefit, and (c) the tax reimbursement payment. Under the terms of his employment agreement, he is entitled to five weeks of paid vacation annually, and is also eligible to participate in all normal company benefits, including the Company’s 401(k), medical, dental and life and disability insurance plans and programs in accordance with the terms of such arrangements.
Mr. Bredahl’s employment term under his amended and restated employment agreement, is for a three-year term beginning March 1, 2017, and automatically extends for an additional year on the third anniversary of such commencement date and every anniversary thereafter, unless either party gives notice of non-extension at least 90 days prior to such anniversary.

If Mr. Bredahl’s employment is terminated by the Company without cause or if Mr. Bredahl resigns for good reason,
Mr. Bredahl will be entitled to receive the following benefits: (i) an amount equal to his target annual cash bonus for the fiscal year in which the termination date occurs, payable in cash in a lump sum after the end of the calendar year in which the termination date occurs, and no later than March 15 of such subsequent calendar year, (ii) payment of 18 months’ base salary, payable over the 18-month period following the termination date, (iii) 18 months of continued participation in medical and life insurance benefits at active employee rates, (iv) Mr. Bredahl’s vested options to purchase company shares will remain exercisable until their normal expiration date, and (v) Mr. Bredahl’s performance shares will remain outstanding through the scheduled vesting dates and will vest pro rata through the termination date and/or be forfeited based solely on satisfaction of the applicable performance goals without regard to his continued service. The payment of the above shall be contingent on Mr. Bredahl executing a general release of all claims against the Company. If Mr. Bredahl’s employment is terminated due to his death or disability, Mr. Bredahl will be entitled to receive an annual bonus payment, prorated for the period of his service prior to the termination date. Following termination of his employment for any reason, Mr. Bredahl will be entitled to receive (i) all accrued and unpaid base salary and benefits and (ii) reimbursement for approved business expenses incurred prior to termination. Mr. Bredahl is subject to confidentiality and nondisparagement covenants and, during the term of his employment and for 18 months following termination of employment, to non-competition and non-solicitation covenants.

Mr. Bredahl is entitled to coverage under a Directors and Officers insurance policy during his employment and for six years following the termination of his employment. The Company and Mr. Bredahl have entered into an Indemnification Agreement pursuant to which the Company has agreed to indemnify Mr. Bredahl acting in his capacity as an officer or director in relation to any of our affairs for any loss arising or liability attaching to him by virtue of any rule of law in respect of any negligence, default, breach of duty or breach of trust of which he may be guilty in relation to the Company other than in respect of his own fraud or dishonesty.

Nicholas J. D. Campbell. We have entered into an employment agreement with Mr. Campbell dated December 13, 2013 pursuant to which he agreed to serve initially as the Senior Vice President of Underwriting of Third Point Re BDA, and with effect from April 1, 2015, the Chief Risk Officer of the Company. With effect from March 3, 2017, Mr. Campbell was promoted to Executive Vice President of Underwriting of Third Point Re BDA, and retained the role of Chief Risk Officer of the Company. The employment agreement sets Mr. Campbell’s annual base salary at $480,000. The employment agreement specifies that Mr. Campbell is eligible for an annual bonus with a threshold, target and maximum amount of, respectively, 50%, 150% and 300% of base salary, based on achievement of such individual and corporate performance goals as may be established by the Board. Mr. Campbell has consented to a target bonus percentage of 125% for 2016 and subsequent years and the removal of a stated threshold or maximum bonus. Under the terms of his employment agreement, Mr. Campbell is entitled to four weeks of paid vacation annually, and is also eligible to participate in all normal company benefits, including the Company’s pension plan, medical, dental and life and disability insurance plans and programs in accordance with the terms of such arrangements.
Mr. Campbell’s employment term was for an initial term of two years and three months, effective from December 13, 2013, and automatically extended for an additional year on March 17, 2016 and automatically extends at every anniversary thereafter, unless either party gives notice of non-extension at least 90 days prior to such anniversary.

If Mr. Campbell’s employment is terminated by the Company without cause or if Mr. Campbell resigns for good reason, Mr. Campbell will be entitled to receive: (i) an annual bonus payment, prorated for the period of his service prior to the termination date, (ii) payment of six (6) months’ base salary, payable over the six (6) month period following the termination date, and (iii) six (6) months of continued participation in medical and life insurance benefits at active employee rates. The payment of the above shall be contingent on Mr. Campbell executing a general release of all claims against the Company. If Mr. Campbell’s employment is terminated due to his death or disability, Mr. Campbell will be entitled to receive an annual bonus payment, prorated for the period of his service prior to the termination date. Following termination of his employment for any reason, Mr. Campbell will be entitled to receive (i) all accrued and unpaid base salary and benefits and (ii) reimbursement for approved business expenses incurred prior to termination. Mr. Campbell is subject to confidentiality and nondisparagement covenants and, during the term of his employment and for six (6) months following termination of employment, to non-competition and non-solicitation covenants.

Mr. Campbell is entitled to coverage under a Directors and Officers insurance policy during his employment and for six years following the termination of his employment. The Company and Mr. Campbell have entered into an Indemnification Agreement pursuant to which the Company has agreed to indemnify Mr. Campbell acting in his capacity as an officer or director in relation to any of our affairs for any loss arising or liability attaching to him by virtue of any rule of law in respect of any negligence, default, breach of duty or breach of trust of which he may be guilty in relation to the Company other than in respect of his own fraud or dishonesty.
Christopher S. Coleman. We have entered into an employment agreement with Mr. Coleman pursuant to which he has agreed to serve as our Chief Financial Officer. The employment agreement sets Mr. Coleman’s annual base salary at $420,000; his current base salary is $500,000. The employment agreement specifies that Mr. Coleman is eligible for an annual bonus with a threshold, target and maximum amount of, respectively, 50%, 150% and 300% of base salary, based on achievement of such individual and corporate performance goals as may be established by the Board. Mr. Coleman has consented to a target bonus percentage of 150% for 2016 and subsequent years and the removal of a stated threshold or maximum bonus. Under the terms of his employment agreement, Mr. Coleman is entitled to five weeks of paid vacation annually, and is also eligible to participate in all normal company benefits, including the Company’s pension plan, medical, dental and life and disability insurance plans and programs in accordance with the terms of such arrangements.
Mr. Coleman’s employment term is for a three year period effective from November 10, 2014, and it automatically extends for an additional year on the third anniversary of the employment agreement commencement date and every anniversary thereafter, unless either party gives notice of non-extension at least 90 days prior to such anniversary.
If Mr. Coleman’s employment is terminated by the Company without cause or if Mr. Coleman resigns for good reason, Mr. Coleman will be entitled to receive: (i) an annual bonus payment, prorated for the period of his service prior to the termination date, (ii) payment of 18 months’ base salary, payable over the 18 month period following the termination date, and (iii) 18 months of continued participation in medical and life insurance benefits at active employee rates. The payment of the above shall be contingent on Mr. Coleman executing a general release of all claims against the Company. If Mr. Coleman’s employment is terminated due to his death or disability, Mr. Coleman will be entitled to receive an annual bonus payment, prorated for the period of his service prior to the termination date. Following termination of his employment for any reason, Mr. Coleman will be entitled to receive: (i) all accrued and unpaid base salary and benefits and (ii) reimbursement for approved business expenses incurred prior to termination. Mr. Coleman is subject to confidentiality and nondisparagement covenants and, during the term of his employment and for 18 months following termination of employment, to non-competition and non-solicitation covenants.

Mr. Coleman is entitled to coverage under a Directors and Officers insurance policy during his employment and for six years following the termination of his employment. The Company and Mr. Coleman have entered into an Indemnification Agreement pursuant to which the Company has agreed to indemnify Mr. Coleman acting in his capacity as an officer or director in relation to any of our affairs for any loss arising or liability attaching to him by virtue of any rule of law in respect of any negligence, default, breach of duty or breach of trust of which he may be guilty in relation to the Company other than in respect of his own fraud or dishonesty.
Manoj K. Gupta. We have entered into an employment agreement with Mr. Gupta pursuant to which he serves as our Head of Investor Relations and Business Development. In 2017, we amended Mr. Gupta’s employment agreement to reflect his promotion to the additional role of Executive Vice President, Underwriting of Third Point Re USA, effective March 1, 2017. Subsequently, we amended his employment agreement to reflect his promotion to the role of President of Third Point Re USA, effective August 3, 2017. The employment agreement sets Mr. Gupta’s annual base salary at $500,000. The employment agreement specifies that Mr. Gupta is eligible for an annual bonus with a threshold, target and maximum amount of, respectively, 50%, 150% and 300% of base salary, based on achievement of such individual and corporate performance goals as may be established by the Board. Mr. Gupta has consented to a new target bonus percentage of 100% for 2016 and subsequent years.
Mr. Gupta’s employment agreement in effect through February 28, 2017 also provided that, during the term of his employment and while his principal place of employment was Bermuda, he was entitled to (i) air travel to and from Bermuda (private air travel, when traveling with the Chief Executive Officer, or business class air travel otherwise), (ii) a housing allowance of $6,500 per month, and (iii) tax reimbursement for the taxes incurred with respect to (a) the air travel benefit, (b) the housing benefit, and (c) the tax reimbursement payment. Pursuant to the 2017 amendment to his employment agreement, wherein his principal place of business is the U.S., Mr. Gupta is no longer entitled to the air travel, housing allowance or tax reimbursement benefits, effective March 1, 2017. Under the terms of his employment agreement, he is entitled to four weeks of paid vacation annually, and is also eligible to participate in all normal company benefits, including the Company’s 401(k), medical, dental and life and disability insurance plans and programs in accordance with the terms of such arrangements.
Mr. Gupta’s employment term was for an initial period of three years ending March 27, 2015, and automatically extended for an additional year on the third anniversary of the employment agreement commencement date. It automatically extends for an additional year every anniversary thereafter, unless either party gives notice of non-extension at least 90 days prior to any such anniversary.

If Mr. Gupta’s employment is terminated by the Company without cause or if Mr. Gupta resigns for good reason, Mr. Gupta will be entitled to receive: (i) an annual bonus payment, prorated for the period of his service prior to the termination date, (ii) payment of 18 months’ base salary, payable over the 18 month period following the termination date, and (iii) 18 months of continued participation in medical and life insurance benefits at active employee rates. The payment of the above shall be contingent on Mr. Gupta executing a general release of all claims against the Company. If Mr. Gupta’s employment is terminated due to his death or disability, Mr. Gupta will be entitled to receive an annual bonus payment, prorated for the period of his service prior to the termination date. Following termination of his employment for any reason, Mr. Gupta will be entitled to receive: (i) all accrued and unpaid base salary and benefits and (ii) reimbursement for approved business expenses incurred prior to termination. Mr. Gupta is subject to confidentiality and nondisparagement covenants and, during the term of his employment and for 18 months following termination of employment, to non-competition and non-solicitation covenants.

Mr. Gupta is entitled to coverage under a Directors and Officers insurance policy during his employment and for six years following the termination of his employment. The Company and Mr. Gupta have entered into an Indemnification Agreement pursuant to which the Company has agreed to indemnify Mr. Gupta acting in his capacity as an officer or director in relation to any of our affairs for any loss arising or liability attaching to him by virtue of any rule of law in respect of any negligence, default, breach of duty or breach of trust of which he may be guilty in relation to the Company other than in respect of his own fraud or dishonesty.

Daniel V. Malloy. We have entered into an employment agreement with Mr. Malloy, pursuant to which he has agreed to serve as our Executive Vice President, Underwriting. The employment agreement sets Mr. Malloy’s annual base salary at $700,000. In 2017, we amended Mr. Malloy’s employment agreement to reflect his promotions to Chief Underwriting Officer of Third Point Re BDA and subsequently to Chief Executive Officer of Third Point Re BDA. The employment agreement specifies that Mr. Malloy is eligible for an annual bonus with a threshold, target and maximum amount of, respectively, 50%, 150% and 300% of base salary, based on achievement of such individual and corporate performance goals as may be established by the Board. Mr. Malloy has consented to a target bonus percentage of 185% for 2016 and subsequent years. Mr. Malloy’s employment agreement also provides that, during the term of his employment and while his principal place of employment is Bermuda, he is entitled to (i) a housing allowance of $8,150 per month and (ii) tax reimbursement for the taxes incurred with respect to: (a) the housing benefit, and (b) the tax reimbursement payment. Under the terms of his employment agreement, he is entitled to four weeks of paid vacation annually, and is also eligible to participate in all normal company benefits, including the Company’s 401(k), medical, dental and life and disability insurance plans and programs in accordance with the terms of such arrangements.
Mr. Malloy’s employment term was for an initial period of three years ending January 23, 2015 at which time his employment agreement was amended to reflect a further three-year term beginning January 23, 2015, and which automatically extends for an additional year on the third anniversary of such commencement date and every anniversary thereafter, unless either party gives notice of non-extension at least 90 days prior to such anniversary.
If Mr. Malloy’s employment is terminated by the Company without cause or if Mr. Malloy resigns for good reason, Mr. Malloy will be entitled to receive: (i) an annual bonus payment, prorated for the period of his service prior to the termination date, (ii) payment of 18 months’ base salary, payable over the 18 month period following the termination date, and (iii) 18 months of continued participation in medical and life insurance benefits at active employee rates. The payment of the above shall be contingent on Mr. Malloy executing a general release of all claims against the Company. If Mr. Malloy’s employment is terminated due to his death or disability, Mr. Malloy will be entitled to receive an annual bonus payment, prorated for the period of his service prior to the termination date. Following termination of his employment for any reason, Mr. Malloy will be entitled to receive: (i) all accrued and unpaid base salary and benefits and (ii) reimbursement for approved business expenses incurred prior to termination. Mr. Malloy is subject to confidentiality and nondisparagement covenants and, during the term of his employment and for 18 months following termination of employment, to non-competition and non-solicitation covenants.
Mr. Malloy is entitled to coverage under and Directors and Officers insurance policy during his employment and for six years following the termination of his employment. The Company and Mr. Malloy have entered into an Indemnification Agreement pursuant to which the Company has agreed to indemnify Mr. Malloy acting in his capacity as an officer or director in relation to any of our affairs for any loss arising or liability attaching to him by virtue of any rule of law in respect of any negligence, default, breach of duty or breach of trust of which he may be guilty in relation to the Company other than in respect of his own fraud or dishonesty.
For purposes of each of our active NEO employment agreements, “Cause” is defined in the employment agreements generally as: (i) a willful failure to perform duties or negligent performance of such duties that has caused or can result in material injury to the Company, (ii) willful and serious misconduct that has caused or can result in material injury to the Company, (iii) a willful and material violation of a Company policy that has caused or can result in material injury to the Company, (iv) a willful and material breach of any obligations under the employment agreement, (v) a failure to timely comply with a lawful and reasonable direction or instruction of the Board, or (vi) a conviction of, or plea of guilty or nolo contendre to, a felony. Notice and cure provisions apply.

“Good Reason” is defined in the employment agreements generally as: (i) a substantial diminution of duties, (ii) a reduction in base salary or (iii) a material breach by the Company of the employment agreement. Notice and cure provisions apply.
John R. Berger. We previously entered into an employment agreement with Mr. Berger pursuant to which he served as our Chairman and Chief Executive Officer, a member of our Board and the Chief Executive Officer of our subsidiary, Third Point Re USA through March 1, 2017. In 2017, we entered into a Chairman Agreement with Mr. Berger pursuant to which he served as Chairman of our Board until December 22, 2017, and Chief Executive Officer of our subsidiary Third Point Re USA until December 22, 2017. Under the Chairman Agreement, Mr. Berger was entitled to an annual base salary of $850,000 and a target bonus percentage was 210% of his base salary. During the term of his employment and Chairmanship, he was entitled to: (i) private air travel to and from Bermuda, while his principal place of employment was Bermuda, a (ii) housing allowance of $10,000 per month, and (iii) tax reimbursement for the taxes incurred with respect to (a) the air travel benefit, (b) the housing benefit, and (c) the tax reimbursement payment, as well as four weeks of paid vacation annually. He was also eligible to participate in all normal company benefits in accordance with the terms of such arrangements.
Mr. Berger is entitled to coverage under a Directors and Officers insurance policy during his employment and for six years following the termination of his employment. The Company and Mr. Berger have entered into a Director and Officer Indemnification Agreement pursuant to which the Company has agreed to indemnify Mr. Berger acting in his capacity as an officer or director in relation to any of our affairs for any loss arising or liability attaching to him by virtue of any rule of law in respect of any negligence, default, breach of duty or breach of trust of which he may be guilty in relation to the Company other than in respect of his own fraud or dishonesty.
Share Incentive Plans
Each grant of share options and restricted shares to our NEOs is governed by our Share Incentive Plan or our Omnibus Incentive Plan and an option agreement or a restricted share agreement, which provide, among other things, the vesting provisions of the options and restricted shares and the option term.

Outstanding Equity Awards at Fiscal Year-End 2017

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable(1)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Shares that Have Not Vested (#)	Market Value of Shares or Units of Shares that Have Not Vested ($)(2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units, or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units, or Other Rights That Have Not Vested ($)(2)

J. Robert Bredahl	1,325,582	—	10.00	1/26/2022	24,532 (3)	359,388	—	—
	441,860	—	16.00	1/26/2022	—	—	70,176(4)	1,028,078
	441,860	—	20.00	1/26/2022	—	—	61,475 (5)	900,609

Nicholas J.D. Campbell	167,442	41,860	15.05	12/17/2023	3,066 (3)	44,919
	55,814	13,953	21.05	12/17/2023			8,772(4)	128,510
	55,814	13,953	25.05	12/17/2023			40,984 (5)	600,416

Christopher S. Coleman	167,442	41,860	10.89	4/1/2023	12,266 (3)	179,694	—	—
	55,814	13,953	16.89	4/1/2023	—	—	43,860(4)	642,549
	55,814	13,953	20.89	4/1/2023	—	—	73,770(5)	1,080,731

Manoj K. Gupta	348,837	—	10.00	4/16/2022	9,199 (3)	134,769	—	—
	116,279	—	16.00	4/16/2022	—	—	26,316 (4)	385,529
	116,279	—	20.00	4/16/2022	—	—	45,082(5)	660,451

Daniel V. Malloy	976,744	—	10.00	1/23/2022	18,399 (3)	269,544	—	—
	325,581	—	16.00	1/23/2022	—	—	52,632(4)	771,059
	325,581	—	20.00	1/23/2022	—	—	131,148(5)	1,921,318

John R. Berger	2,232,558	—	10.00	12/22/2021	30,665 (3)	449,239	—	—
	744,186	—	16.00	12/22/2021	—	—	87,720(4)	1,285,098
	744,186	—	20.00	12/22/2021	—	—	61,475(5)	900,609

(1)
The vesting of these options is subject to satisfaction of a service condition. The service condition will be on December 17, 2018 for Mr. Campbell and on April 1, 2018 for Mr. Coleman, subject to continued employment through such date.

(2)	Market value of the shares that have not vested is based on the $14.65, per share closing price of the common shares on the NYSE on December 31, 2017.

(3)	These equity awards vested on March 1, 2018 based on performance achieved as of December 31, 2017.

(4)
These performance-based equity awards are not eligible to vest until March 1, 2019. These performance-based awards generally vest based on continued employment through the vesting date (except with respect to Messrs. Berger and Bredahl) and the achievement of certain financial performance measures over a three-year period ending December 31, 2018. Performance-based restricted shares that do not vest at the end of the three-year period are forfeited. Performance-based share amounts reflected in the table above are based on achieving the target performance goals.

(5)
These performance-based equity awards are not eligible to vest until March 1, 2020. These performance-based awards generally vest based on continued employment through the vesting date (except with respect to Messrs. Berger and Bredahl) and the achievement of certain financial performance measures over a three-year period ending December 31, 2019. Performance-based restricted shares that do not vest at the end of the three-year period are forfeited. Performance-based share amounts reflected in the table above are based on achieving the target performance goals.

Option Exercises and Shares Vested

	Option Awards		Share Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)(1)	Value Realized on Vesting ($) (2)
J. Robert Bredahl	—	—	29,739	370,251
Nicholas J. D. Campbell	—	—	3,718	46,289
Christopher S. Coleman	—	—	14,870	185,132
Manoj K. Gupta	—	—	11,152	138,842
Daniel V. Malloy	—	—	22,304	277,685
John R. Berger	—	—	37,174	462,816

(1)	Amounts reflect shares issued under our Omnibus Incentive Plan in connection with the vesting of equity-based awards on March 1, 2017.
(2)
The values reflected in this column were calculated by multiplying the number of shares that vested on March 1, 2017 by the closing price of $12.45 per Company share on the NYSE on the applicable vesting date.

Potential Payments Upon Termination or Change-in-Control
The information below describes and quantifies certain compensation that would have become payable to each of Messrs. Bredahl, Campbell, Coleman, Gupta and Malloy under their respective employment agreements as if the NEO’s employment had been terminated or if a change-in-control had occurred on December 31, 2017, given the NEO’s compensation and service levels as of such date and, where applicable, based on the fair market value of our common shares on that date. For Mr. Berger, the information below describes and quantifies the actual benefits received in connection with his resignation on December 22, 2017. These benefits set forth in the table below for our NEOs are in addition to benefits available generally to salaried employees, such as distributions under our 401(k) savings plans, disability benefits and accrued vacation benefits.
Due to the number of factors that affect the nature and amount of any benefits provided upon the events discussed below, any actual amounts paid or distributed may be different. Factors that could affect these amounts include the timing during the year of any such event, our share price and the executive’s age.

Name	Termination of Employment due to Death/Disability ($)	Termination of Employment for Cause ($)	Termination of Employment Without Cause or for Good Reason ($)	Termination of Employment for Retirement at Retirement Age(1)	Change in Control ($)

J. Robert Bredahl
Cash Payments(2)	3,360,000	—	4,560,000	—	—
Acceleration of Vesting of Option Awards	—	—	—	—	—
Acceleration of Vesting of Performance-Based Restricted Share Awards(4)	—	—	—	—	1,333,672
Other Benefits(5)	—	—	75,456	—	—

Nicholas J. D. Campbell
Cash Payments (2)	1,250,000	—	1,490,000	—	—
Acceleration of Vesting of Option Awards	—	—	—	—	—
Acceleration of Vesting of Performance-Based Restricted Share Awards(4)	—	—	—	—	506,189
Other Benefits (5)	—	—	19,571	—	—

Christopher S. Coleman
Cash Payments(2)	1,575,000	—	2,325,000	—	—
Acceleration of Vesting of Option Awards(3)	157,394	—	157,394	—	157,394
Acceleration of Vesting of Performance-Based Restricted Share Awards(4)	—	—	—	—	1,148,990
Other Benefits(5)	—	—	70,028	—	—

Manoj K. Gupta
Cash Payments(2)	1,575,000	—	2,325,000	—	—
Acceleration of Vesting of Option Awards	—	—	—	—	—
Acceleration of Vesting of Performance-Based Restricted Share Awards(4)	—	—	—	—	724,706
Other Benefits(5)	—	—	50,766	—	—

Daniel V. Malloy
Cash Payments (2)	2,725,000	—	3,775,000	—	—
Acceleration of Vesting of Option Awards	—	—	—	—	—
Acceleration of Vesting of Performance-Based Restricted Share Awards(4)	—	—	—	—	1,867,244
Other Benefits (5)	—	—	71,828	—	—

(1)	None of the NEOs were eligible for retirement on December 31, 2017.

(2)
For NEOs, includes base salary continuation for the applicable severance period and prorated annual cash bonus, as applicable, as described below under “Severance Payments”. Because the assumed termination date is December 31, 2017, the full bonus amount is reflected.

(3)
Equals the excess, if any, of $14.65 the closing price of our shares on the NYSE on December 31, 2017, over the exercise price of the accelerated options. Because the assumed termination date is December 31, 2017, in the event of a termination without cause or for good reason, there is no pro-ration and the full amount of options that vest on the second vesting date after termination, if any, are accelerated. See “Accelerated Vesting of Equity Awards on Certain Terminations of Employment or a Change in Control - Options” below.

(4)
No performance-based restricted shares vest upon termination of employment as of December 31, 2017. In the event of a change in control, assumes 43% of the outstanding target number of performance shares granted in 2015, 34% of the outstanding target number of performance shares granted in 2016 and 70% of the outstanding target number of performance shares granted in 2017 would vest, based on URR performance through December 31, 2017. The number of assumed vested shares have been multiplied by $14.65, the closing price on the NYSE of our shares on December 31, 2017. See “Accelerated Vesting of Equity Awards on Certain Terminations of Employment or a Change in Control-Performance-Based Restricted Shares” below.

(5)	Reflects the cost to us of continued participation in medical and life insurance benefits over the severance period. See “Severance Payments” below.

(6)
Equals the number of accelerated restricted shares multiplied by $14.65, the closing price on the NYSE of our shares on December 31, 2017. See “Accelerated Vesting of Equity Awards on Certain Terminations of Employment or a Change in Control-Service-Based Restricted Shares” below.

Mr. Berger’s Separation Benefits
Effective March 1, 2017, Mr. Berger stepped down as our Chief Executive Officer and was appointed to serve as Chairman of our Board pursuant to the Chairman Agreement, and on August 3, 2017, Mr. Berger stepped down as Chief Executive Officer of Third Point Re USA. On December 22, 2017, Mr. Berger stepped down from our Board at the end of the term of his Chairman Agreement. In connection with his separation from service on December 22, 2017, pursuant to the Chairman Agreement, his outstanding vested options to purchase Company shares will remain exercisable until their normal expiration date. In addition, the vesting of his outstanding unvested performance shares will be based solely on satisfaction of the applicable performance goals without regard for his continued service. As of December 31, 2017, the estimated value of his unvested performance shares subject to continued vesting following his separation is $1,510,411, which is calculated as the assumed number of vested shares based on URR performance through December 31, 2017, multiplied by $14.65, the closing price on the NYSE of our shares on December 31, 2017. Mr. Berger was not entitled to cash severance in connection with his separation from employment or the Board, although he did remain eligible to participate in our 2017 bonus program.
Severance Payments
As noted above (see “Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards for Fiscal Year 2017 Table”), the employment agreements for each of our NEOs, other than Mr. Berger, provide for severance payments and benefits on specified termination events. Any such severance is subject to the NEO’s execution and nonrevocation of a release of claims against us. Each employment agreement includes definitions of “cause” and “good reason.”
Pursuant to the terms of their employment agreements as in effect on December 31, 2017 and subject to their execution of a general release of claims, if an NEO’s employment, is terminated by the Company without cause or the NEO resigns for good reason, the NEO will be entitled to receive: (i) an annual bonus payment, prorated for the period of his service prior to the termination date, (ii) payment of 18 months’ base salary, payable over the 18 month period following the termination date (and in the case of Mr. Campbell, six months, payable over the six month period following the termination date), and (iii) 18 months of continued participation in medical and life insurance benefits at active employee rates (and in the case of Mr. Campbell, six months of continued participation in medical and life insurance benefits at active employee rates). For the NEOs other than Mr. Bredahl, if the NEO’s employment is terminated due to death or disability, then the NEO will be entitled to receive an annual bonus payment, prorated for the period of his service prior to the termination date. Pursuant to his employment agreement, if Mr. Bredahl is terminated by the Company without cause or if he resigns for good reason, he will not receive a pro rated bonus. He will, however, receive an additional payment in an amount equal to his target annual cash bonus for the fiscal year in which the termination date occurs. Like other employees generally, following termination of employment for any reason, each NEO is entitled to receive: (i) all accrued and unpaid base salary and benefits, and (ii) reimbursement for approved business expenses incurred prior to termination.
Accelerated Vesting of Equity Awards on Certain Terminations of Employment or a Change-in-Control - Options
Pursuant to the terms of the active NEOs’ Option Agreements, treatment of options upon a termination of employment is as follows:
Termination due to death or disability: Options that would have become exercisable on the vesting date immediately following the date of termination (measuring achievement of the capital condition as of the date of termination) become vested on termination; all vested options are exercisable until the earlier to occur of: (i) the first anniversary of termination or (ii) the options’ normal expiration date.

Termination without cause or for good reason: Options that would have become exercisable on: (i) the vesting date immediately following the date of termination become exercisable immediately, and (ii) the options that would have become exercisable on the second vesting date following termination become exercisable on a pro rata basis, with the number of options that vest on termination determined by multiplying the total number of options scheduled to vest on the second vesting date by a ratio, the numerator of which is the number of days in the applicable vesting period that occur prior to the first anniversary of the date of termination and denominator of which is 365. Any remaining unvested options will be canceled immediately. Vested options are exercisable until the earlier to occur of: (i) the first anniversary of termination (other than for Messrs. Berger and Bredahl) or (ii) the options’ normal expiration date.
Termination for cause: All options vested as of the termination date remain exercisable for three months following the termination date or, if earlier, until the options’ normal expiration date; unvested options terminate and are canceled immediately.
Termination for any other reason: Any unvested options are canceled immediately. Vested options are exercisable until the earlier to occur of: (i) ninety (90) days following termination (except with respect to Mr. Berger), (ii) the options’ normal expiration date, or (iii) by mutual agreement.
In addition, in the event we undergo a change-in-control, each option for which the performance conditions have been satisfied as of immediately prior to the change-in-control (regardless of whether the service condition has been met) will be canceled in exchange for a payment equal to the excess, if any, of the consideration received by us for a common share in the transaction over the exercise price of the option, and all other options will be immediately canceled for no consideration.
Accelerated Vesting of Equity Awards on Certain Terminations of Employment or a Change-in-Control - Performance-Based Restricted Shares
Pursuant to the terms of the NEOs’ Performance-Based Restricted Share Award Agreements, treatment of performance-based restricted shares is as follows:
Termination due to death or disability: Performance-based restricted shares are deemed vested to the extent that the shares would have vested any time prior to the first anniversary following the date of termination, had the NEO continued service through such anniversary, subject to the achievement of the performance goals; any remaining unvested performance-based shares are forfeited and canceled at the time of termination.
Retirement: Performance-based restricted shares are deemed vested to the extent that the performance-based shares would have vested at the normal vesting date had the NEO continued his service until such date, subject to achievement of the performance goals; any remaining unvested performance-based shares are forfeited and canceled at the time of termination.
Termination for cause: All outstanding performance-based restricted shares, whether vested or unvested, are forfeited and canceled at the time of termination.
Termination for any other reason: For NEOs other than Messrs. Berger and Bredahl, all unvested performance-based restricted shares are forfeited and canceled. For Mr. Berger, in connection with his separation from service, his performance-based restricted shares will continue to vest solely on satisfaction of applicable performance goals as if his service has continued through the vesting date. For Mr. Bredahl, upon a termination without cause or by Mr. Bredahl for good reason, his performance shares will remain outstanding through the scheduled vesting dates and will vest pro rata through the termination date and/or be forfeited based solely on satisfaction of the applicable performance goals without regard to his continued service. In addition, in the event we undergo a change-in-control, then the performance-based restricted shares shall vest immediately prior to the change-in-control to the extent of the number of performance-based restricted shares that would vest based on achievement of the performance goals determined based on performance achieved through the end of the fiscal quarter ending immediately prior to the change-in-control, and any remaining unvested performance-based restricted shares shall be forfeited and canceled effective immediately prior to the change-in-control.

Performance-based restricted shares granted in 2018 are subject to double-trigger vesting. These awards will not vest or become payable upon a change-in-control unless there is a termination of employment without cause or for good reason during the period beginning 90 days prior to the change in control and ending 24 months following the change in control.

Compensation of Directors for Fiscal Year 2017
On November 6, 2013, we adopted a Director Compensation Policy, which we subsequently amended and restated on May 5, 2015 and May 3, 2017 , which provides that each independent director will receive annual compensation under their Director Services Agreements of $200,000 (or $235,000, in the case of the chairman of the Audit Committee of the Board, Mr. Parkin, and $250,000 in the case of the Chairman of the Compensation Committee, Mr. Fass), payable 50% in cash and 50% in restricted shares of the Company. The cash portion of the retainer is paid in equal, quarterly installments, and is pro-rated for partial years of Board service. Restricted share grants are made on or around the date of the annual meeting of shareholders, with the number of shares being calculated based on the fair market value of a common share of the Company on the date of grant. Restricted share grants are also pro-rated for partial years of Board service, with the grant typically being made on the date which the director begins his or her Board service. All restricted share grants are made under the Omnibus Incentive Plan and the applicable award agreements entered into between the Company and the director, including vesting and forfeiture provisions. The restricted shares vest quarterly, subject to the director’s continued Board service through each vesting date.
Our directors who are not independent (including those who are our employees) do not receive compensation for serving as members of our Board. Because we only pay compensation to independent directors, Mr. Collins, Mr. Berger and Mr. Targoff were not compensated for their services as directors and were omitted from the table below. However, all directors are reimbursed for reasonable expenses incurred in attending meetings and carrying out duties as Board and Committee members, including attendance at educational seminars and other expenses directly related to the Company’s business.

Name	Fees earned or paid in cash ($)		Restricted Share Awards (1) (2) ($)	Option Awards ($)		Total ($)
Steven E. Fass	125,000		125,000	—	(3)	250,000
Mary R. Hennessy	100,000		100,000	—	(4)	200,000
Rafe de la Gueronniere	100,000		100,000	—		200,000
Neil McConachie	5,479	(5)	—	—		5,479
Mark Parkin	117,500		117,500	—		235,000
Gary D. Walters (former Director)	34,042	(6)	—	—		34,042

(1)
The restricted shares were awarded to the independent directors on May 3, 2017 under our Omnibus Incentive Plan and vested on each of the following dates July 31, 2017, October 31, 2017, January 31, 2018 and April 30, 2018.
.

(2)
The amounts reported in this column are valued based on the aggregate grant date fair value computed in accordance with FASB ASC Topic 718, modified to exclude the effect of estimated forfeitures. The fair value was determined using the methodology and assumptions set forth in Note 16, “Share-Based Compensation,” to the Audited Consolidated Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2017, which are hereby incorporated herein by reference.

(3)
As of December 31, 2017, Mr. Fass held vested and outstanding options to purchase 25,424 shares. Of these options, 15,254 had an exercise price of $10.00, 5,085 had an exercise price of $16.00 and 5,085 had an exercise price of $20.00.

(4)
As of December 31, 2017, Ms. Hennessy held vested and outstanding options to purchase 25,424 shares. Of these options, 15,254 had an exercise price of $10.00, 5,085 had an exercise price of $16.00 and 5,085 had an exercise price of $20.00.

(5)	Reflects pro-rated fees earned for December 12, 2017 to December 31, 2017.

(6)	Reflects pro-rated fees earned for January 1, 2017 to May 3, 2017.
Compensation Risk Assessment

In fiscal year 2017, the Compensation Committee assessed our compensation policies and practices to evaluate whether they create risks that are reasonably likely to have a material adverse effect on the Company. Based on its assessment, the Compensation Committee concluded that the Company’s compensation policies and practices, in conjunction with the Company’s existing processes and controls, do not create incentives to take risks that are reasonably likely to have a material adverse effect on the Company.
CEO Pay Ratio - 9.1 to 1.0

We believe our executive compensation program must be consistent and internally equitable to motivate our employees to perform in ways that enhance shareholder value. We are committed to internal pay equity, and the Compensation Committee monitors the relationship between the pay of our executive officers and the pay of our non-executive employees. To identify our median employee we calculated an estimate of the annual total compensation for fiscal year 2017 of each of our employees employed as of December 31, 2017 in the same manner as the “Total Compensation” shown for our NEOs in the “Summary Compensation Table”, using the following elements:

•	salary received in fiscal year 2017

•	annual incentive payment received for performance in fiscal year 2017

•	grant date fair value of long term incentive awards granted in fiscal year 2017

•	Company-paid contributions to retirement plans made during fiscal year 2017

•	Company-paid personal tax preparation cost

•	Company-paid tax reimbursements during fiscal year 2017

•	Company-paid transportation and housing during fiscal year 2017
We determined the compensation of our median employee by: (i) calculating the annual total compensation described above for each of our employees, (ii) ranking the annual total compensation of all employees except for our CEO from lowest to highest (a list of 24 employees), and (iii) selecting the median employee based on the total compensation elements described above. Because we have an even number of employees, we have two median employees and have calculated the median of the annual total compensation of all employees of our company (other than our CEO) based on the average annual total compensation of the two median employees (“Median Employee”).

During 2017, we had more than one CEO. For purposes of our CEO pay ratio, we have calculated the pay ratio based solely on the annual total compensation of Mr. Bredahl, who was serving as our CEO on December 31, 2017, which is the date we have selected to identify our Median Employee.
For 2017, our last completed fiscal year:

•	the thirteenth employee’s annual total compensation was $580,335; and

•	the annual total compensation of our CEO, as reported in the Summary Compensation Table included elsewhere in this Proxy Statement, was $5,283,349.
Based on this information, for 2017 the reasonable estimated ratio of the annual total compensation of Mr. Bredahl, our CEO, to the median of the annual total compensation of all employees, calculated in a manner consistent with Item 402(u) of Regulation S-K, was 9.1 to 1.
BENEFICIAL OWNERSHIP OF THE COMPANY’S COMMON SHARES
The following table indicates information as of the date of this Proxy Statement regarding the beneficial ownership of the Company’s common shares by:

•	each person, or group of persons, who is known to beneficially own more than 5% of any class of the Company’s common shares based on information contained in Schedules 13G;

•	each of the Company’s directors;

•	each of the NEOs; and

•	all of the Company’s directors and executive officers as a group.

The amounts and percentages owned are reported on the basis of the SEC’s rules governing the determination of beneficial ownership of securities. The SEC’s rules generally attribute beneficial ownership of securities to each person who possesses, either solely or shared with others, the voting power or investment power, which includes the power to dispose of those securities. The rules also treat as issued and outstanding all shares that a person would receive upon exercise of share options or warrants held by that person that are immediately exercisable or exercisable within 60 days. These shares are deemed to be outstanding and to be beneficially owned by the person holding those options for the purpose of computing the number of shares beneficially owned and the percentage ownership of that person, but they are not treated as issued and outstanding for the purpose of computing the percentage ownership of any other person. Under these rules, one or more persons may be a deemed beneficial owner of the same securities and a person may be deemed a beneficial owner of securities to which such person has no economic interest. Unless otherwise indicated, the persons or entities identified in this table have sole voting and investment power with respect to all common shares shown as beneficially owned by them, subject to applicable community property laws.

Information with respect to beneficial ownership has been furnished below for each director, executive officer, or beneficial owner of more than 5% of the Company’s common shares (based solely on filings made under Section 13(d) and Section 13(g) of the Securities Exchange Act of 1934, as of March 2, 2018). Except as otherwise noted below, the address for each person listed on the table is c/o Third Point Reinsurance Ltd., Point House, 3 Waterloo Lane, Pembroke HM 08, Bermuda.

	Shares Beneficially Owned
Name and Address	Number of Shares	Percentage of Class(1)
5% Shareholders
KIA TP Holdings, L.P.(2)	12,312,368	11.89%
KEP TP Holdings, L.P.(2)	12,312,368	11.89%
Daniel S. Loeb(3)	9,681,451	9.35%
BlackRock, Inc.(4)	10,935,594	10.56%
Vanguard Group Inc.	8,481,125	8.19%

Directors and Named Executive Officers
John R. Berger(5)	4,612,560	4.46%
Steven E. Fass(6)	168,627	*
Rafe de la Gueronniere	37,130	*
Mary R. Hennessy(6)	62,554	*
Neil McConachie	61,854	*
Mark Parkin	43,628	*
Joshua L. Targoff	149,991	*
J. Robert Bredahl(7)	3,308,692	3.20%
Nicholas J.D. Campbell(8)	392,515	*
Christopher S. Coleman(9)	551,033	*
Manoj K. Gupta(10)	748,271	*
Daniel V. Malloy III(11)	2,157,336	2.08%
All executive officers and directors as a group (16 individuals)(12)	12,528,124	12.10%
*    Represents beneficial ownership of less than 1%.

(1)	Based on an aggregate of 103,520,817 common shares (including restricted shares) issued and outstanding as of March 2, 2018.

(2)
The aggregate number of common shares beneficially owned includes 8,466,934 common shares held of record by KIA TP Holdings, L.P. (“KIA TP”) and 1,533,066 common shares held of record by KEP TP Holdings, L.P. (“KEP TP”). KIA TP and KEP TP also own warrants to purchase 1,957,867 and 354,501 common shares, respectively. The warrants are currently fully exercisable, and will expire on December 22, 2021. Kelso GP VIII (Cayman) Ltd. (“GP VIII LTD”) is the general partner of Kelso GP VIII (Cayman), L.P. (“GP VIII LP”, and, together with GP VIII LTD and KIA TP, the “KIA Entities”). GP VIII LP is the general partner of KIA TP. KEP VI (Cayman) GP Ltd. (“KEP VI GP LTD”, and, together with KEP TP, the “KEP Entities”) is the general partner of KEP TP. The KIA Entities and the KEP Entities, due to their common control, could be deemed to beneficially own each of the other’s securities. Each of the KIA Entities and the KEP Entities disclaims such beneficial ownership and this report shall not be deemed an admission of beneficial ownership of such securities for any purpose. Each of the KIA Entities, due to their common control, could be deemed to beneficially own each other’s securities. GP VIII LTD disclaims beneficial ownership of all of the securities owned of record, or deemed beneficially owned, by each of GP VIII LP and KIA TP, except to the extent of its pecuniary interest therein, and the inclusion of these securities in this report shall not be deemed an admission of beneficial ownership of all the reported securities for any purpose. GP VIII LP disclaims beneficial ownership of all of the securities owned of record, or deemed beneficially owned, by each of GP VIII LTD and KIA TP, except, in the case of KIA TP, to the extent of its pecuniary interest therein, and the inclusion of these securities in this report shall not be deemed an admission of beneficial ownership of all the reported securities for any purpose. KIA TP disclaims beneficial ownership of all of the securities owned of record, or deemed beneficially owned, by each of GP VIII LTD and GP VIII LP, and the inclusion of these securities in this report shall not be deemed an admission of beneficial ownership of all the reported securities for any purpose. Each of the KEP Entities, due to their common control, could be deemed to beneficially own each other’s securities. KEP VI GP LTD disclaims beneficial ownership of all of the securities owned of record, or deemed beneficially owned, by KEP TP, except to the extent of its pecuniary interest therein, and the inclusion of these securities in this report shall not be deemed an admission of beneficial ownership of all the reported securities for any purpose. KEP TP disclaims beneficial ownership of all of the securities owned of record, or deemed beneficially owned, by KEP VI GP LTD, and the inclusion of these securities in this report shall not be deemed an admission of beneficial ownership of all the reported securities for any purpose. Frank T. Nickell, Thomas R. Wall, IV, George E.

Matelich, Michael B. Goldberg, David I. Wahrhaftig, Frank K. Bynum, Jr., Philip E. Berney, Frank J. Loverro, James J. Connors, II, Church M. Moore, Stanley de J. Osborne, Christopher L. Collins, A. Lynn Alexander, Howard A. Matlin, John K. Kim and Henry Mannix, III (the “Kelso Individuals”) may be deemed to share beneficial ownership of securities owned of record or beneficially owned by GP VIII LTD, GP VIII LP, KIA TP, KEP VI GP LTD, and KEP TP, by virtue of their status as directors of GP VIII LTD and KEP VI GP LTD, but disclaim beneficial ownership of such securities, and this report shall not be deemed an admission that any of the Kelso Individuals are the beneficial owner of these securities for any purpose.

(3)
Of these shares, the 2010 Loeb Family Trust owns 300,000 common shares, Third Point Advisors LLC owns 1,000,000 common shares, Third Point Opportunities Master Fund L.P. owns 1,200,000 common shares and the 2011 Loeb Family GST Trust owns 5,916,175 common shares. Mr. Loeb has sole voting and dispositive power over the shares held by the 2010 Loeb Family Trust, Third Point Advisors LLC, the 2011 Loeb Family GST Trust and Third Point Opportunities Master Fund L.P.  Mr. Loeb disclaims beneficial ownership of such common shares except to the extent of his pecuniary interest therein, if any. Mr. Loeb’s address is c/o Third Point, LLC, 390 Park Avenue, 18th Floor, New York, New York .

(4)	Amount indicated is based on a Schedule 13G filing on February 1, 2018 made by BlackRock, Inc. as of December 31, 2017.

(5)
Includes options to purchase 3,720,930 common shares and 167,838 common shares. Also includes 500,000 common shares held by JVC52, LLC which is a Delaware limited liability company. Mrs. Nathalie Berger, Mr. Berger’s wife, controls JVC52, LLC. Mr. Berger disclaims any beneficial ownership of these shares except to the extent of his pecuniary interests therein, if any. Includes 223,792 restricted shares granted under the Third Point Reinsurance Ltd. 2013 Omnibus Incentive Plan that vest based on continued employment and the achievement of certain financial performance measures over a three-year performance period. The number of shares that may be retained upon vesting will vary based on the level of achievement of the performance goals. All 223,792 restricted shares would vest if the maximum performance level is achieved (149,195 would vest at target and 0 at threshold).

(6)	Includes options to purchase 25,424 common shares.

(7)
Includes options to purchase 2,209,302 common shares and 194,270 common shares. Includes 357,620 restricted shares granted under the Third Point Reinsurance Ltd. 2013 Omnibus Incentive Plan that vest based on continued employment and the achievement of certain financial performance measures over a three-year performance period. All 357,620 restricted shares would vest if the maximum performance level is achieved (238,414 would vest at target and 0 at threshold). Also includes 547,500 of our common shares which are pledged as security; 200,000 of these common shares are held by the J. Robert Bredahl Irrevocable Insurance Trust. Mrs. Kimberly J. Bredahl, Mr. Bredahl’s wife, is the trustee of the J. Robert Bredahl Irrevocable Insurance Trust. Mr. Bredahl disclaims any beneficial ownership of these shares except to the extent of his pecuniary interest therein, if any.

(8)
Includes options to purchase 279,070 common shares and 6,784 common shares. Includes 106,661 restricted shares granted under the Third Point Reinsurance Ltd. 2013 Omnibus Incentive Plan that vest based on continued employment and the achievement of certain financial performance measures over a three-year performance period. The number of shares that may be retained upon vesting will vary based on the level of achievement of the performance goals. All 106,661 restricted shares would vest if the maximum performance level is achieved (71,108 would vest at target and 0 at threshold).

(9)
Includes options to purchase 279,070 common shares and 42,136 common shares. Includes 229,827 restricted shares granted under the Third Point Reinsurance Ltd. 2013 Omnibus Incentive Plan that vest based on continued employment and the achievement of certain financial performance measures over a three-year performance period. The number of shares that may be retained upon vesting will vary based on the level of achievement of the performance goals. All 229,827 restricted shares would vest if the maximum performance level is achieved (153,218 would vest at target and 0 at threshold). Also includes 9,000 common shares held by Mr. Coleman’s wife. Mr. Coleman disclaims beneficial ownership of the shares held by his wife,

(10)
Includes options to purchase 581,395 common shares and 17,074 common shares. Includes 149,802 restricted shares granted under the Third Point Reinsurance Ltd. 2013 Omnibus Incentive Plan that vest based on continued employment and the achievement of certain financial performance measures over a three-year performance period. The number of shares that may be retained upon vesting will vary based on the level of achievement of the performance goals. All 149,802 restricted shares would vest if the maximum performance level is achieved (99,868 would vest at target and 0 at threshold).

(11)
Includes options to purchase 1,627,906 common shares and 189,703 common shares. Includes 339,727 restricted shares granted under the Third Point Reinsurance Ltd. 2013 Omnibus Incentive Plan that vest based on continued employment and the achievement of certain financial performance measures over a three-year performance period. The number of shares that may be retained upon vesting will vary based on the level of achievement of the performance goals. All 339,727 restricted shares would vest if the maximum performance level is achieved (226,485 would vest at target and 0 at threshold). Also includes 171,304 of our common shares which are pledged as security

(12)
Consists of options to purchase 8,748,521 common shares and 3,779,603 common shares (including 1,629,991 restricted shares subject to vesting) that are held by such executive officers and directors as a group.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Policies and Procedures for Related Person Transactions

The Company has adopted a Related Person Transactions Policy pursuant to which our executive officers, directors and principal shareholders, including their immediate family members, are not permitted to enter into a related person transaction with us without the consent of our Audit Committee, another independent Committee of our Board or the full Board. Any request for us to enter into a transaction with an executive officer, director, principal shareholder or any of such persons’ immediate family members, in which the amount involved exceeds $120,000, is required to be presented to our Audit Committee for review, consideration and approval. All of our directors, executive officers and employees are required to report to our Audit Committee any such related person transaction. In approving or rejecting the proposed transaction, our Audit Committee takes into account, among other factors it deems appropriate, whether the proposed related person transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances, the extent of the related person’s interest in the transaction and, if applicable, the impact on a director’s independence. Under the policy, if we should discover related person transactions that have not been approved, our Audit Committee will be notified and will determine the appropriate action, including ratification, rescission or amendment of the transaction. A copy of our Related Person Transactions Policy is available on our website at: www.thirdpointre.com/investors/corporate-governance/governance-documents.
Related Person Transactions

The following is a description of certain relationships and transactions that existed or that we have entered into with our directors, major shareholders and certain other related persons since the beginning of 2015, as well as certain other transactions.
On December 22, 2011, we entered into an investment management agreement with Third Point LLC, Third Point Re BDA, and Third Point Advisors LLC (“TP GP”) (Third Point Re BDA and TP GP, together with any other party admitted in the future as a participant, the “Participants” and each a “Participant”) pursuant to which the parties created a joint venture (as the context requires, the “Joint Venture”) whereby Third Point LLC manages the assets of Third Point Re BDA and TP GP as well as any of our subsidiaries’ assets, if any, in accordance with the terms and subject to the conditions set forth in the investment management agreement, except as described below.
On January 28, 2015, we entered into another investment management agreement with Third Point LLC, Third Point Re USA and TP GP pursuant to which the parties created a separate managed account (as the context requires, the “Joint Venture”) whereby Third Point LLC manages the assets of Third Point Re USA and TP GP under substantially the same terms and conditions as our existing investment management agreement for Third Point Re BDA.
In June, 2016, Third Point Re, Third Point Re BDA, TPRUSA and Third Point Re USA entered into amended and restated Joint Venture and Investment Management Agreements (the “Agreements” and each an “Agreement”) with Third Point LLC and TP GP for an additional five-year term, effective on December 22, 2016, the end of the term of the previous agreements.
Term
Each Agreement has a term ending on December 22, 2021, subject to automatic renewal for additional successive three-year terms unless a party notifies the other parties in writing on or before the June 22nd prior to the end of a term that it wishes to terminate such Agreement at the end of such term.
Performance Allocation
Under each Agreement, the Joint Venture has established one or more capital accounts to which capital contributions, withdrawals, net profit and net loss will be allocated in respect of each Participant. At the end of each fiscal year, the performance allocation (equal to 20% of the net profit allocable to the capital account of each Participant) will be reallocated to the capital account of TP GP from the capital account of each other Participant, provided that a performance allocation will not be made with respect to such capital account until such capital account has recouped the amount of any unrecouped net capital loss in its loss recovery account (as described below). If a Participant withdraws all or a portion of its capital account other than at the end of a fiscal year, the performance allocation accrued and attributable to the portion withdrawn will be debited against such Participant’s capital account and credited to TP GP’s capital account at the time of withdrawal.
Under each Agreement, Third Point LLC is required to maintain a loss recovery account in respect of each Participant. Thereafter, for any fiscal year, the loss recovery account balance shall be the sum of all prior year net loss amounts allocated to the Participant and not subsequently offset by prior year net profit amounts allocated to such Participant, provided that the loss recovery account balance shall be reduced proportionately to reflect any withdrawals made by such Participant. TP GP may waive or reduce the performance allocation, in its sole discretion. Third Point LLC and TP GP may elect, at the beginning of each fiscal year, to restructure the performance allocation as a performance fee to Third Point LLC with the same terms as the performance allocation.
Management Fee
Pursuant to the amended and restated Agreements, Third Point LLC is entitled to receive a monthly payment in advance by each Participant (other than TP GP) that is equal to (i) 0.125% (1.5% annualized) of the capital account of such Participant (before accounting for any accrual of the performance allocation described in such Agreement). Pursuant to initial agreements, up to December 22, 2016, the date the initial agreements expired, Third Point LLC was entitled to receive a monthly payment in advance by each Participant (other than TP GP) that was equal to (i) 0.1667% (2.0% annualized) of the capital account of such Participant (before accounting for any accrual of the performance allocation described in such Agreement) minus (ii) the aggregate amount of Founders payments paid for such month pursuant to the Founders Agreement, in each case pro-rated for intra-month withdrawals or contributions.
Most Favored Nation
In the event that Third Point LLC agrees terms with any existing or future investor wherein the asset-based fee or performance based compensation is equal to or more favorable to such investor, Third Point Re BDA and Third Point Re USA, will have the right to receive the benefit of such terms (provided it agrees to be bound by all the terms and conditions associated with such equal or more favorable terms).
Investment Guidelines
Under each Agreement, Third Point LLC is required to adhere to the following investment guidelines:

•
Composition of Investments: At least 60% of the investment portfolio will be held in debt or equity securities (including swaps) of publicly traded companies (or their subsidiaries) and governments of the OECD high income countries, asset-backed securities, cash, cash equivalents and gold and other precious metals. Except with the prior written consent of the Investment and Finance Committee, none of the assets in the investment portfolio will be held in illiquid investments traditionally considered “venture capital” or private equity investments. In addition, no investments in third party managed funds or other investment vehicles will be made without the consent of the Investment and Finance Committee.

•
Concentration of Investments: Other than cash, cash equivalents and United States government obligations, no single investment in the investment portfolio will constitute more than 15% of the portfolio.

•
Liquidity: Assets will be invested in such fashion that Third Point Re BDA and Third Point Re USA have a reasonable expectation that it can meet any of its liabilities as they become due. We review the liquidity of the portfolio on a periodic basis.

•	Net Exposure Limits: The net position (long positions less short positions) may not exceed 1.5 times net asset value for more than 10 trading days in any 30-trading day period.
Upon written request of Third Point LLC, our senior management may, in exigent circumstances, permit a variation from these guidelines.

Termination
We may terminate either Agreement upon the death, long-term disability or retirement of Daniel S. Loeb, or the occurrence of other circumstances in which Mr. Loeb is no longer directing the investment program of Third Point LLC or actively involved in the day-to-day management of Third Point LLC.
We may withdraw as participants under the Agreements prior to the expiration of the Agreements’ term at any time following the occurrence of a “Cause Event”, which is defined as:

•	a material violation of applicable law relating to Third Point LLC’s investment related business;

•	Third Point LLC’s fraud, gross negligence, willful misconduct or reckless disregard of its obligations under the Agreement;

•
a material breach by Third Point LLC of our investment guidelines or any other material breach of the Agreement, which, in either case, if such breach is reasonably capable of being cured, is not cured within a 15-day period;

•	a conviction or, a plea of guilty or nolo contendere to a felony or a crime affecting the investment related business of Third Point LLC by certain senior officers of Third Point LLC;

•	any act of fraud, material misappropriation, material dishonesty, embezzlement, or similar conduct relating to Third Point LLC’s investment related business; or

•
a formal administrative or other legal proceeding before the SEC, the CFTC, the FINRA, or any other U.S. or non-U.S. regulatory or self-regulatory organization against Third Point LLC; or certain key personnel which would likely have a material adverse effect on us.

In addition, we may withdraw as a participant under the investment management agreements prior to the expiration of their term if the net investment performance of Third Point LLC has (a) (i) incurred a loss in two successive calendar years and (ii) underperformed the S&P 500 Index by at least 10 percentage points for such two successive calendar years, taken as a whole, or (b) (i) incurred a cumulative loss of 10% or more during any 24-month period and (ii) underperformed the S&P 500 Index by at least 15 percentage points for such 24-month period. We may not withdraw or terminate the Agreements on the basis of performance other than as provided above.
The following table sets forth management fees and performance fees incurred for the years ended December 31, 2017, 2016 and 2015:

	2017	2016	2015
	($ in thousands)
Management fees - Third Point LLC	$36,733	$7,110	$6,362
Management fees - Founders (1)	—	35,321	36,053
Performance fees - Third Point Advisors LLC (before loss carryforward)	93,978	17,276	7,061
Performance fees - loss carryforward	—	—	(6,199)
	$130,711	$59,707	$43,277
(1) KEP TP Bermuda Ltd., KIA TP Bermuda Ltd., Pine Brook LVR, L.P., P RE Opportunities Ltd. and Dowling Capital Partners I, L.P., collectively the “Founders”, received a share of the management fees in proportion to their initial investments in Third Point Re until December 22, 2016.

Founders Agreement

Each of the Lead Investors, Dowling and PROL (or in each case, one of their affiliates) entered into a founders agreement dated December 22, 2011 with Third Point Re, which was amended and restated on February 26, 2015 to add Third Point Re USA as a party (as amended and restated, the “Founders Agreement”), pursuant to which Kelso, Pine Brook, PROL and Dowling (or its applicable affiliate) are entitled to receive in the aggregate, directly from each of Third Point Re and, Third Point LLC and, following the amendment and restatement of the Founders Agreement, Third Point Re USA, an annual founders payment (payable in cash monthly in advance) equal to 1.7% of the value of such participant’s capital account (the “Founders Payment”). The portion of the Founders Payment payable to each such party is proportionate based on its (or its affiliates’) respective investment in us accruing as of the beginning of each month, (the portion of the Founders Payment received by each such party, as applicable, the “Individual Founders Payment”). The right to receive the Individual Founders Payment is not transferable by any such party (other than to its affiliates). The right to receive the Founders Payment may be forfeited in certain circumstances. The final Founders Payment was made in January 2017.
In the event that Third Point LLC or an affiliate of Third Point LLC is no longer managing the assets of Third Point Re or Third Point Re USA through the Accounts or otherwise, then for so long as Daniel S. Loeb still holds interests in Third Point Re or Third Point Re USA, Daniel S. Loeb shall have the right to participate pro-rata with the parties to the Founders Agreement in proportion to his interests in Third Point Re in any fee arrangement entered into between the parties to the Founders Agreement and any investment manager.
Registration Rights Agreement

On December 22, 2011, certain of our shareholders executed and delivered the registration rights agreement (the “Registration Rights Agreement”). Pursuant to the Registration Rights Agreement, we agreed to grant (A) each Founder at any time after the earlier of a Qualified IPO (as defined in the Registration Rights Agreement) and the third anniversary of the execution of the Registration Rights Agreement, the right to request that we effect the registration under the Securities Act of all or a portion of such Founder’s securities and (B) PROL at any time after a Qualified IPO, a one-time right to request that we effect the registration under the Securities Act of all or a portion of PROL’s securities that constitute “Registrable Securities” (as defined in the Registration Rights Agreement), in each of case (A) and (B) subject to limitations on the number and timing of demand registrations and the other restrictions and cutback provisions contained in the Registration Rights Agreement. The Founders of PROL can currently exercise their demand rights at any time.
In addition, pursuant to the Registration Rights Agreement, we have granted all shareholders of “Registrable Securities” “piggyback” rights to include securities in a registration statement filed by us with the SEC under the Securities Act, subject to the restrictions and cutback provisions and other customary limitations contained in the Registration Rights Agreement.
In connection with the registration of our equity securities under the Securities Act, the investors party to the Registration Rights Agreement agree (in the case of Pine Brook, Kelso and Daniel S. Loeb), if requested by the managing underwriter) not to effect any sale or distribution or to request registration of any securities within 7 days prior and 90 days following (unless advised by the managing underwriter that a longer period, not to exceed 180 days, is required, or for such shorter period as the managing underwriter may agree) the effective date of the registration statement relating to such registration.
Lead Investors, and PROL and Dowling Warrants
On December 22, 2011, we issued the Lead Investors, PROL and Dowling (pro rata according to the proportion that their respective contributions to our initial capitalization represent to the total share of our initial capitalization by the Lead Investors and PROL) warrants representing the right to purchase up to 4,069,768 of our common shares, exercisable at $10.00 per share (the “Warrants”). The number of our common shares that each holder of the Warrants is entitled to receive corresponds to the aggregate amount of equity we raise in certain equity issuance transactions, including our initial public offering in August 2013. After giving effect to our initial public offering, the maximum number of common shares represented by the Warrants became issuable to the Lead Investors, PROL and Dowling.
The Warrants (subject in certain cases to earlier expiration) expire on the tenth anniversary of the issuance of the Warrants. All Warrants are entitled to customary anti-dilution protections (including in respect of dividends).
Trademark License Agreements

On December 22, 2011, Third Point LLC entered into trademark license agreements (each, a “TLA”) with each of Third Point Re BDA and the Company, respectively, pursuant to which Third Point LLC licensed to each of Third Point Re BDA and the Company, on a royalty free non-exclusive basis the name “Third Point”, the trade mark “Third

Point” and the “Third Point” logo (collectively, the “Licensed Marks”) to be used in connection with their respective businesses. In addition to customary termination rights for the benefit of Third Point LLC, Third Point LLC has the right to terminate each TLA upon written notice to Third Point Re or the Company, as the case may be, in the event the Investment Management Agreements are terminated. The TLA provides that, for so long as Third Point LLC acts as the investment manager for the Account, Third Point LLC may not license the Licensed Marks to any entity, the principal business of which is reinsurance, without the prior written consent of the licensee.
On February 17, 2016, Third Point Re USA entered into a Joinder Agreement with Third Point LLC, and TPRUSA to extend the rights of the TLA to each of TPRUSA and Third Point Re USA.
Closing Letter Agreement

On December 22, 2011, Third Point LLC, Kelso, Pine Brook, TP GP and the Company entered into a letter agreement (the “Closing Letter Agreement”) setting forth certain covenants of Third Point LLC and the Company and certain indemnification arrangements as further described below.
Pursuant to the Closing Letter Agreement, Third Point LLC agreed not to manage more than a specified percentage of the assets of any offshore reinsurance company (other than Third Point Re BDA), the principal business of which is property and casualty reinsurance, without the prior written consent of each of the Lead Investors (not to be unreasonably withheld), with certain exceptions for investments by any such reinsurance company of its assets in any Managed Account.
In addition, Third Point LLC agreed that it will not raise incremental capital in its existing funds or any newly-created funds or vehicles that pursue the same investment strategy as that of Third Point Re BDA, to the extent that as a result of such incremental capital, the assets of Third Point Re BDA managed by Third Point LLC will be less than a specified percentage of the aggregate assets in Third Point Re and in such previously-described funds or vehicles to be reduced, prior to a Qualified IPO (as defined therein), pro-rata if less than $1 billion of equity capital is raised in the offering.
We have agreed that, from the date of the Closing Letter Agreement and until the Investment Management Agreements are terminated, we shall cause each of our direct and indirect subsidiaries to (i) become a participant for purposes of the Investment Management Agreements or (ii) enter with Third Point LLC into an agreement similar to the Investment Management Agreements pursuant to which Third Point LLC will act as Third Point LLC in respect of a percentage of such subsidiary’s investable assets equal to the percentage of investable assets invested by Third Point Re BDA in the Accounts.
Third Point LLC also agreed that, if at the time of an initial public offering, it was acting as the investment manager for the Accounts, it would cause its hedge funds not to be available for investment during the pendency of such offering.
Indemnification Agreements

We have agreed to indemnify and hold harmless the Founders and each of their respective affiliates, and the respective shareholders, members, managers, directors, officers, partners and employees, and agents of each Founder and/or its affiliates from and against, and shall reimburse each indemnified person for, any and all losses that at any time are imposed on, incurred by, and/or asserted against such indemnified person arising out of, relating to, and/or in connection with, the Agreement Among Members, we and/or our assets, business, and/or affairs; provided that such indemnified Person will not be entitled to indemnification for any losses to the extent it is determined by a final and binding judgment of a court of competent jurisdiction that such losses arise out of such indemnified person’s fraud, gross negligence, willful misconduct or a material breach of the Closing Letter Agreement. Any indemnification pursuant to the Closing Letter Agreement will be made only out of our assets and none of our members (including the Founders) or any other indemnified person will have any personal liability on account of such indemnification.
We have entered into agreements to indemnify our directors and executive officers. These agreements provide for indemnification of our directors and executive officers to the fullest extent permitted by applicable Bermuda law against all expenses, including attorneys’ fees, judgments, fines and settlement amounts incurred by any such person in actions or proceedings, including actions by us or in our right, arising out of such person’s services as our director or executive officer, any of our subsidiaries or any other company or enterprise to which the person provided services at our Company’s request.
Third Point Loan L.L.C. and Third Point Ventures LLC
Third Point Loan L.L.C. (“Loan LLC”) and Third Point Ventures LLC (“Ventures LLC” and, together with Loan LLC, “Nominees”) serve as nominees of the Company and other affiliated investment management clients of Third Point LLC (the “Investment Manager”) for certain investments. The Nominees have appointed the Investment Manager as its true and lawful agent and attorney. As of December 31, 2017, Loan LLC held $99.6 million (December 31, 2016 - $124.1 million) and Ventures LLC held $6.3 million (December 31, 2016 - $22.6 million) of the Company’s investments, which are included in investments in securities and derivative contracts in the consolidated balance sheets . The Company’s pro rata interest in the underlying investments registered in the name of the Nominees and the related income and expense are reflected in the consolidated balance sheets and the consolidated statements of income (loss) . The valuation policy, with respect to investments held by the nominees, is further discussed in Note 4 to the Audited Consolidated Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2017.
TP Lux Holdco LP
The Company is a limited partner in TP Lux Holdco LP (the “Cayman HoldCo”), which is an affiliate of the Investment Manager. The Cayman HoldCo was formed as a limited partnership under the laws of the Cayman Islands and invests and holds debt and equity interests in TP Lux HoldCo S.a.r.l, a Luxembourg private limited liability company (the “LuxCo”) established under the laws of the Grand-Duchy of Luxembourg, which is also an affiliate of the Investment Manager.
LuxCo’s principal objective is to act as a collective investment vehicle to purchase Euro debt and equity investments. The Company invests in the Cayman HoldCo alongside other investment funds managed by the Investment Manager. As of December 31, 2017, the Company held a 15.6% (December 31, 2016 - 13.8%) interest in the Cayman Holdco. The Company accounts for its investment in the limited partnership under the variable interest model, in which the Company is not the primary beneficiary, at NAV, as a practical expedient for fair value, in the consolidated balance sheets. The Company records changes in the fair value of this investment in the consolidated statements of income (loss) .
As of December 31, 2017, the estimated fair value of the investment in the limited partnership was $0.6 million (December 31, 2016 - $37.6 million). The Company received net distributions of $39.6 million from the Cayman HoldCo during the year ended December 31, 2017 due to the disposition of underlying investments (2016 - $35.5 million net contributions). The valuation policy with respect to this investment in a limited partnership is further described in Note 4 of the Audited Consolidated Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2017. The Company’s maximum exposure to loss as a result of its involvement with this investment is limited to the carrying value of the investment.
Third Point Hellenic Recovery US Feeder Fund, L.P.
The Company is a limited partner in Third Point Hellenic Recovery US Feeder Fund, L.P. (the “Hellenic Fund”), which is an affiliate of the Investment Manager. The Hellenic Fund was formed as a limited partnership under the laws of the Cayman Islands on April 12, 2013 and invests and holds debt and equity interests.
The Company has committed to invest $10.9 million (December 31, 2016 - $10.6 million) in the Hellenic Fund. Capital distributions of $1.5 million (2016 - $0.2 million) were made during the year ended December 31, 2017.
As of December 31, 2017, the estimated fair value of the Company’s investment in the Hellenic Fund was $4.9 million (December 31, 2016 - $5.5 million), representing a 2.9% interest (December 31, 2016 - 2.8%). The Company accounts for its investment in the limited partnership under the variable interest model, in which the Company is not the primary beneficiary, at NAV, as a practical expedient for fair value, in the consolidated balance sheets. The Company records changes in the fair value of this investment in the consolidated statements of income (loss).

The valuation policy with respect to this investment in a limited partnership is further described in Note 4 of the Audited Consolidated Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2017. The Company’s maximum exposure to loss as a result of its involvement with this investment is limited to the carrying value of the investment.
The valuation policy with respect to this investment in a limited partnership is further described in Note 4 to the Audited Consolidated Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2017. The Company’s maximum exposure to loss as a result of its involvement with this investment is limited to the carrying value of the investment.
TP DR Holdings LLC
The Company holds an equity and debt investment in TP DR Holdings LLC (“TP DR”), which is an affiliate of the Investment Manager. In December 2016, TP DR was formed as a limited liability company under the laws of the Cayman Islands to invest and own 100% equity interest in DCA Holdings Six Ltd. and its wholly owned subsidiary group. TP DR’s principal objective is to own, develop and manage properties in the Dominican Republic.
The Company invests in TP DR alongside other investment funds managed by the Investment Manager and third-party investors.  As of December 31, 2017, the Company held a 7.0% equity (December 31, 2016 - 7.2%) and 13.1% debt (December 31, 2016 - 13.7%) interest in TP DR. The Company accounts for its equity investment in TP DR under the variable interest model, in which the Company is not the primary beneficiary, at NAV, as a practical expedient for fair value, in the consolidated balance sheets. The Company records changes in the fair value of this investment in the consolidated statements of income (loss).
Cloudbreak II Cayman Ltd and TP Trading II LLC
The Company holds an equity interest in Cloudbreak II Cayman Ltd, Cloudbreak II US LLC (collectively, the “Cloudbreak entities”) and TP Trading II LLC which are affiliates of the Investment Manager.  The Company invests in the Cloudbreak entities and TP Trading II LLC alongside other investment funds managed by the Investment Manager. These entities’ are invested in a structure whose primary purpose is to purchase consumer loans for securitization and warrants from a marketplace lending platform.
As of December 31, 2017, the Cloudbreak entities held $4.6 million of the Company’s asset-backed security investments, which are included in investments in securities in the consolidated balance sheets. The Company’s pro rata interest in the underlying investments is registered in the name of Cloudbreak II US LLC and the related income and expense are reflected in the consolidated balance sheets and the consolidated statements of income (loss).
As of December 31, 2017, the Company held a 9.3% interest in TP Trading II LLC. The Company accounts for its equity investment in TP Trading II LLC under the variable interest model, in which the Company is not the primary beneficiary, at NAV, as a practical expedient for fair value, in the consolidated balance sheets. The Company records changes in the fair value of this investment in the consolidated statements of income (loss). As of December 31, 2017, the estimated fair value of the investment was $6.0 million. The valuation policy with respect to this investment is further described in Note 4 to the Audited Consolidated Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2017. The Company’s maximum exposure to loss as a result of its involvement with these investments are limited to the carrying value of the investments.

Ventures Entities

The Company holds equity interests in Venture One Holdings LLC, Venture Three Holdings LLC, Venture Four Holdings LLC and Venture Five Holdings LLC (collectively, the “Ventures entities”), which are affiliates of the Investment Manager. The Company invests in the Ventures entities alongside other investment funds managed by the Investment Manager. The primary purpose of these entities is to make investments in direct commercial real estate and real estate debt.

The Company accounts for its equity interests in the Ventures entities under the variable interest model, in which the Company is not the primary beneficiary. As of December 31, 2017, the Ventures entities held $7.5 million of the

Company’s real estate and other debt investments, which are included in investments in securities in the consolidated balance sheets. The Company records changes in the fair value of this investment in the consolidated statements of income (loss). The valuation policy with respect to this investment is further described in Note 4 to the Audited Consolidated Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2017. The Company’s maximum exposure to loss as a result of its involvement with this investment is limited to the carrying value of the investment.

CERTAIN SUBSIDIARIES - DESIGNATED COMPANY DIRECTORS

Under our Bye-law 6.1, the Boards of Directors of any of our subsidiaries that are not a corporation organized under the laws of the U.S. or any state (or limited liability company organized under the laws of the U.S. or any state that is taxable as a corporation for United States Federal income tax purposes) or that is not treated as a pass-through vehicle or disregarded entity for United States federal income tax purposes (together, the “Designated Companies”), must consist of persons who have been elected by our shareholders as designated company Directors (“Designated Company Directors”). The Board of Directors must seek authority from the Company’s shareholders for the Company’s corporate representative or proxy to vote in favor of most resolutions proposed by the Designated Company. The Board is required to cause the Company’s corporate representative or proxy to vote the Company’s shares in the Designated Company pro rata to the votes received at the general meeting of the Company, with votes for or against the directing resolution being taken, respectively, as an instruction for the Company’s corporate representative or proxy to vote the appropriate proportion of its shares for and the appropriate proportion of its shares against the resolution proposed by the Designated Company.

The persons named below have been nominated to serve as Designated Company Directors of each Designated Company specified below until the next annual general meeting of the shareholders. Unless authority to vote for a nominee is withheld, the enclosed proxy will be voted for the nominee, except that the persons designated as proxies reserve discretion to cast their votes for other persons in the unanticipated event that the nominee is unable or declines to serve.

Subsidiary	Designated Company Directors
Third Point Reinsurance Company Ltd.	Christopher S. Coleman Daniel V. Malloy Janice R. Weidenborner
Third Point Re Marketing (UK) Limited	J. Robert Bredahl Clare Himmer Christopher S. Coleman
Third Point Re (UK) Holdings Ltd.	Christopher S. Coleman J. Robert Bredahl
Clare Himmer, 47. Ms. Himmer is the Marketing Director of Third Point Re Marketing (UK) Limited and has served in this position since June 2013. Prior to joining Third Point Re Marketing (UK) Limited in June 2013 Ms. Himmer was the Senior Vice President - International Treaty Reinsurance at Allied World Assurance Company, Ltd., from 2003 to 2011. Prior to joining Allied World Assurance Company, Ltd., Ms. Himmer was Senior Underwriter, Casualty and Miscellaneous Business at Hanover Re., Head Officer, Germany: UK & Ireland Non-Marine Treaty Department from 1999 - 2003 and Underwriter, Casualty and Miscellaneous Business at Hanover Re., Head Officer, Germany: UK & Ireland Non-Marine Treaty Department from 1995 -1999. Prior to joining Hannover Re, Ms. Himmer was Assistant Underwriter and Marketing Officer at Munich Re, London, UK.
The biographical information for each of J. Robert Bredahl, Christopher S. Coleman, Daniel V. Malloy and Janice R. Weidenborner is included under the heading “Executive Officers” of this Proxy Statement.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

TO ELECT THREE CLASS II DIRECTORS AND ONE CLASS I DIRECTOR TO OUR BOARD OF DIRECTORS TO HOLD OFFICE UNTIL THE ANNUAL GENERAL MEETING OF SHAREHOLDERS TO BE HELD IN 2021 AND 2020, RESPECTIVELY, OR UNTIL THEIR RESPECTIVE OFFICE SHALL OTHERWISE BE VACATED PURSUANT TO OUR BYE-LAWS
Messrs. Bredahl, Targoff and Parkin have been nominated for election as Class II directors and Ms. Hayes has been nominated for election as a Class I director to serve until the annual general meeting of shareholders to be held in 2021 and 2020, respectively, or until their respective offices shall otherwise be vacated pursuant to our Bye-laws. The proxy will be voted in accordance with the directions thereon or, if no directions are indicated, the proxy will be voted for the election of the three director nominees named above. The Board has proposed and recommended that each nominee be elected to hold office as described above.

If any nominee shall, prior to the Annual General Meeting, become unavailable for election as a director the persons named in the accompanying proxy will vote in their discretion for such nominee, if any, as may be recommended by the Board, or the Board may reduce the number of directors to eliminate the vacancy.

At the Annual General Meeting two or more persons present in person throughout the meeting and representing in person or by proxy in excess of 50% of the total issued voting shares in the Company throughout the meeting shall form a quorum for the transaction of business, provided, however that no shareholder may participate in any general meeting during which that shareholder (or, if any shareholder is an entity, its representative) is physically present in the United States. If a quorum is not present, the Annual General Meeting may be adjourned from time to time until a quorum is obtained. Each director will be elected by a plurality of the votes cast in the election of directors at the Annual General Meeting, either in person or represented by properly authorized proxy. This means that the three nominees who receive the largest number of “FOR” votes cast will be elected as directors. For further information, see the answers to the questions “What is the quorum requirement for the Annual General Meeting?” and “What is the voting requirement to approve each of the proposals?”.

Nominees

The age, business experience and directorships in other companies of the three nominees for election are set forth herein under the heading “Information Regarding the Nominees for Election to the Board of Directors”

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR”
THE ELECTION OF EACH OF THE NOMINEES TO THE BOARD OF DIRECTORS.

PROPOSAL NO.2
APPROVAL TO AMEND AND RESTATE THE BYE-LAWS OF THE COMPANY
On February 28, 2017, the Board of Directors approved the amendment and restatement of the Company’s Bye-laws, subject to shareholder approval pursuant to Bye-law 6.1 of the Company’s Bye-laws. Set out below is a description of the Bye-laws amendments included in this proposal, together with reasons for the amendments. This is not a comprehensive description of each and every proposed change. Shareholders should review Appendix A to inform themselves as to the full text of the amended and restated Bye-laws.
1.     Updating the Number of Directors on the Board (Proposed Revised Bye-law 41)
It is proposed that the Bye-law provision relating to the number of Directors on the Board be amended to decrease the minimum number of Directors on the Board from the current level of seven (7) to five (5) and to set a maximum number of Directors, up to eleven Directors.
Currently, the provision relating to Board size requires the Board to have not less than seven (7) Directors (or such number in excess as the Board may from time to time determine). Due to the decision of Gary Walters to not stand for re-election at the 2017 Annual General Meeting and the resignation of William L. Spiegel on September 1, 2016, there are currently seven members of the Company’s Board of Directors. Therefore, a minimum number of seven (7) Directors on the Board as the existing Company Bye-laws require, is larger than is necessary. The Board recommends, for purposes of flexibility, the reduction of the minimum number of Directors on the Board from seven (7) to five (5) and to include up to a maximum number of eleven (11) Directors.
2.    General Amendments to Update the Bye-laws (Proposed Revised Bye-law 42.2)
The proposed amendments to Bye-law 42.2 are for readability and comprehension, there are no substantive changes proposed.
Bye-law 42.2 requires that the Directors in each class serve a three year term, with only one class facing election each year. Further, under the proposed amendments, language has been inserted clarifying that any Director of any class elected to fill a vacancy will hold such office only for a term that coincides with the remaining term of the Director of that class who vacated such office, but that any such vacancy will not shorten the term of any Director then in office. Such class Director will hold office until the Annual General Meeting for the year in which his term expires, subject to his office being vacated, further to Bye-law 45.1.
The proposed amendments do not change the manner in which each class Director is appointed and his or her term.

3.	Permitting the Board of Directors to fill vacancies on the Board as a result of an increase in the size of the Board (Proposed Revised Bye-law 45.2)
It is proposed that Bye-law 45.2 be amended to give the Board of Directors the power to fill vacancies on the Board as a result of any increase in the size of the Board. This will allow the Board to elect a class Director to fill a vacant class seat (created by any increase in the number of Directors on the Board), without the need to wait for the expiry of such class of Director’s three year term. The existing Bye-laws only permit such seat to be filled by the shareholders at the annual general meeting in the year in which such class of Director is facing election.

The foregoing summary of the proposed amendments to the Company’s existing Bye-laws are qualified in their entirety by reference to the full text of the amended and restated Bye-laws of the Company, a copy of which is attached hereto as Appendix A. To illustrate the proposed amendments, additions to the text of the amended and restated Bye-laws contained in Appendix A hereto are indicated by underlining, and deletions of the text are indicated by strike-outs.
In accordance with the Company’s Bye-laws, our Board requests your vote on the following resolution at the Annual General Meeting which requires a simple majority vote as described in the Company’s existing Bye-laws:
RESOLVED that the amended and restated Bye-laws set forth in Appendix A to this Proxy Statement be and are hereby approved and adopted as the Bye-laws of the Company in substitution for and to the exclusion of all the existing Bye-laws thereof.
Our Board has approved the amended and restated Bye-laws of the Company set forth in Appendix A to this Proxy Statement, subject to and conditional upon shareholder approval at the Annual General Meeting, If approved, the amended and restated Bye-laws set forth in Appendix A to this Proxy Statement will become effective immediately following the Annual General Meeting.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE AMENDED AND RESTATED BYE-LAWS SET FORTH IN APPENDIX A TO THIS PROXY STATEMENT.

PROPOSAL NO. 3
ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION
To approve, by a non-binding advisory vote, the executive compensation payable to the Company’s NEOs as disclosed in this Proxy Statement.
As a result of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), and in accordance with Section 14A of the Securities Exchange Act of 1934, the Company’s shareholders are entitled to approve, on an advisory basis, the compensation of our NEOs. This non-binding advisory vote, commonly known as a “Say on Pay” vote, gives our shareholders the opportunity to express their views on our NEOs’ compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our NEOs and the philosophy, policies and practices described in this Proxy Statement.
As described in detail under “Compensation Discussion and Analysis,” our compensation programs are designed to attract, motivate and retain executives of outstanding ability to meet and exceed the demands of our business, focus management on optimizing shareholder value and fostering an ownership culture, create appropriate rewards for outstanding performance and penalties for under-performance, and provide competitive rewards that foster collaboration by rewarding executives for their contribution to our overall performance and financial success while determining and allocating incentives based on our performance. We believe our compensation program is effective, appropriate and strongly aligned with the long-term interest of our shareholders and that the total compensation package provided to our NEOs are reasonable and not excessive.
For these reasons, the Board is asking shareholders to vote “FOR” the following resolution:
“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to the rules of the United States Securities and Exchange Commission, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, is hereby approved.”
As an advisory vote, this Proposal No. 5 is not binding on the Board or the Compensation Committee (or any other committee of the Board), will not overrule any decisions made by the Board or the Compensation Committee (or any other committee of the Board), and will not require the Board or the Compensation Committee (or any other committee of the Board) to take any specific action. The outcome of this vote does not create or imply any change to the fiduciary duties of Third Point Reinsurance Ltd. or its Board of Directors or any of its committees (or any individual member thereof), or create or imply any additional fiduciary duties. Although the vote is non-binding, the Board and the Compensation Committee value the opinions of our shareholders, and will carefully consider the outcome of the vote when making future compensation decisions for our NEOs.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”
THE APPROVAL OF THE EXECUTIVE COMPENSATION PAYABLE TO THE COMPANY’S NAMED EXECUTIVE OFFICERS AS DISCLOSED IN THIS PROXY STATEMENT.

PROPOSAL NO. 4

ELECTION OF DESIGNATED COMPANY DIRECTORS OF SUBSIDIARIES
TO ELECT CERTAIN INDIVIDUALS AS DESIGNATED COMPANY DIRECTORS OF CERTAIN OF OUR NON-U.S. SUBSIDIARIES, AS REQUIRED BY OUR BYE-LAWS.
The following individuals have been nominated for election as Designated Company Directors (as defined in this Proxy Statement) of the non-U.S. Subsidiaries noted below:
Third Point Reinsurance Company Ltd.
Christopher S. Coleman, Daniel V. Malloy, and Janice R. Weidenborner
Third Point Re Marketing (UK) Limited
J. Robert Bredahl, Clare L. Himmer, and Christopher S. Coleman
Third Point Re (UK) Holdings Ltd.
J. Robert Bredahl and Christopher S. Coleman
Each Designated Company Director will hold office for a one-year term that will expire at the annual general meeting to be held in 2019 or, alternatively, when their respective successors have been duly elected. The proxy will be voted in accordance with the directions thereon or, if no directions are indicated, the proxy will be voted for the election of the Designated Company Director nominees named above.
If any nominee shall, prior to the annual general meeting, become unavailable for election as a Designated Company Director, the persons named in the accompanying proxy will vote in their discretion for such nominee, if any, as may be recommended by the Board.
The presence, in person or by proxy, of the holders of 50% of the total issued voting common shares of the Company is required for a quorum for the election of the Designated Company Directors at the Annual General Meeting. If a quorum is not present, the Annual General Meeting may be adjourned from time to time until a quorum is obtained. Election of the Designated Company Directors at the Annual General Meeting will be decided by a simple-majority of votes cast.
Nominees

The age, business experience and directorships in other companies of the nominees for election as Designated Company Directors are set forth in the Proxy Statement under the heading “Certain Subsidiaries - Designated Company Directors”.
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF THE DESIGNATED COMPANY DIRECTORS.

PROPOSAL NO. 5
APPOINTMENT OF INDEPENDENT AUDITOR
TO APPOINT ERNST & YOUNG LTD., AN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, AS THE COMPANY’S INDEPENDENT AUDITOR TO SERVE UNTIL THE ANNUAL GENERAL MEETING TO BE HELD IN 2019, AND TO AUTHORIZE OUR BOARD OF DIRECTORS, ACTING BY THE AUDIT COMMITTEE, TO DETERMINE THE INDEPENDENT AUDITOR’S REMUNERATION.
The Board proposes and recommends that the shareholders appoint the firm of Ernst & Young Ltd., an independent registered public accounting firm, as our independent auditor to serve until the Annual General Meeting to be held in 2019. Ernst & Young Ltd. has served as our independent auditor from the inception of Third Point Reinsurance Ltd. in December 2011 to present. A representative of Ernst & Young Ltd. will attend the Annual General Meeting and will have an opportunity to make a statement, if he or she desires to do so, and to respond to appropriate questions. Shareholders at the Annual General Meeting will also be asked to vote to authorize our Board of Directors, acting by the Audit Committee, to determine the independent auditor’s remuneration.
The presence, in person or by proxy, of the holders of 50% of the total issued voting common shares of the Company is required for a quorum for the appointment of Ernst & Young Ltd. at the Annual General Meeting. If a quorum is not present, the Annual General Meeting may be adjourned from time to time until a quorum is obtained. The appointment of Ernst & Young Ltd. at the Annual General Meeting will be decided by a simple-majority of votes cast.
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE APPOINTMENT OF ERNST & YOUNG LTD., AN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, AS THE COMPANY’S INDEPENDENT AUDITOR TO SERVE UNTIL THE ANNUAL GENERAL MEETING TO BE HELD IN 2019, AND TO AUTHORIZE THE COMPANY’S BOARD OF DIRECTORS, ACTING BY THE AUDIT COMMITTEE, TO DETERMINE THE INDEPENDENT AUDITOR’S REMUNERATION.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for annual general meeting materials with respect to two or more shareholders sharing the same address by delivering a single set of annual general meeting materials or Notice of Internet Availability of Proxy Materials to those shareholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for shareholders and cost savings for companies.
This year, a number of brokers with account holders who are Third Point Reinsurance Ltd. shareholders will be “householding” the Company’s proxy materials. A single set of annual general meeting materials will be delivered to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate set of annual general meeting materials, please notify your broker or Third Point Reinsurance Ltd. Direct your written request to Company Secretary, Third Point Reinsurance Ltd., Point House, 3 Waterloo Lane, Pembroke HM 08, Bermuda and your telephonic request to +1 (441) 542-3300. Shareholders who currently receive multiple copies of the annual general meeting materials at their addresses and would like to request “householding” of their communications should contact their brokers.
OTHER MATTERS

Neither the Board of Directors nor management intend to bring before the Annual General Meeting any business other than the matters referred to in the Notice of Annual General Meeting of Shareholders and this Proxy Statement. If any other business should come properly before the Annual General Meeting, or any adjournment thereof, the proxy holders will vote on such matters at their discretion.
REQUIREMENTS, INCLUDING DEADLINES, FOR SUBMISSION OF PROXY PROPOSALS,
NOMINATION OF DIRECTORS AND OTHER BUSINESS OF SHAREHOLDERS

In order to submit shareholder proposals for the 2019 annual general meeting of shareholders for inclusion in the Company’s proxy statement pursuant to SEC Rule 14a-8, materials must be received by the Company Secretary at the Company’s principal office at that time, currently at Point House, 3 Waterloo Lane, Pembroke HM 08, Bermuda, no later than November 27, 2018.
The proposals must comply with all of the requirements of SEC Rule 14a-8. Proposals should be addressed to: Company Secretary, Third Point Reinsurance Ltd., Point House, 3 Waterloo Lane, Pembroke HM 08, Bermuda. As the rules of the SEC make clear, simply submitting a proposal does not guarantee its inclusion.
The Company’s Bye-laws establish an advance notice procedure for shareholders to make nominations of candidates for election as directors or to bring other business before an annual general meeting of shareholders. The Bye-laws provide that any shareholder wishing to nominate persons for election as directors at, or bring other business before, an annual general meeting must deliver to the Company’s Secretary a written notice of the shareholder’s intention to do so. To be timely, the shareholder’s notice must be delivered to or mailed and received by us not less than 90 days nor more than 120 days before the anniversary date of the preceding annual general meeting, except that if the annual general meeting is set for a date that is not within 30 days before or after such anniversary date, the Company must receive the notice no earlier than 120 days prior to an annual general meeting and no later than 70 days prior to the date of such annual general meeting or the tenth day following the date on which public announcement of the annual general meeting was made. As a result, any notice given by or on behalf of a shareholder pursuant to these provisions of the Company’s Bye-laws (and not pursuant to Securities Exchange Act of 1934 Rule 14a-8) must be received no earlier than January 3, 2019 and no later than February 2, 2019. All director nominations and shareholder proposals must comply with the requirements of the Company’s Bye-laws, a copy of which can be obtained at no cost from the Company Secretary.

Other than the seven proposals described in this Proxy Statement, the Company does not expect any matters to be presented for a vote at the Annual General Meeting. If you grant a proxy, the persons named as proxy holders on the Proxy Card will have the discretion to vote your shares on any additional matters properly presented for a vote at the Annual General Meeting. If for any unforeseen reason, any one or more of the Company’s nominees are not available as a candidate for director, the persons named as proxy holders will vote your proxy for such other candidate or candidates as may be nominated by the Board of Directors.
The Chairman of the meeting may refuse to allow the transaction of any business not presented beforehand, or to acknowledge the nomination of any person(s) not made in compliance with the foregoing procedures.

APPENDIX A

AMENDED AND RESTATED BYE-LAWS
OF
THIRD POINT REINSURANCE LTD.

INTERPRETATION

1.	Definitions

1.1	In these Bye-laws, the following words and expressions shall, where not inconsistent with the context, have the following meanings, respectively:

9.5% Shareholder
a U.S. Person that (a) owns (within the meaning of Section 958(a) of the Code) any shares and (b) owns, is deemed to own, or constructively owns Controlled Shares which confer votes in excess of 9.5% of the votes conferred by all of the issued and outstanding shares;

Act	the Companies Act 1981 as amended from time to time;

Affiliate	with respect to any Person, any other Person directly or indirectly controlling, controlled by or under common control with such Person.

Alternate Director	an alternate director appointed in accordance with these Bye-laws;

Auditor	includes an individual or partnership;

Board
the board of directors appointed or elected pursuant to these Bye-laws and acting by resolution in accordance with the Act and these Bye-laws or the directors present at a meeting of directors at which there is a quorum;

Book Value
as of any date of determination, the fully diluted tangible book value per share of the Company, as reflected on the then most recent quarterly consolidated balance sheet of the Company and its consolidated subsidiaries, prepared in accordance with U.S. generally accepted accounting principles; provided that the Board shall have the authority to determine Book Value with reference to a then more recent balance sheet of the Company prepared in accordance with U.S. generally accepted accounting principles;

Code	The Internal Revenue Code of 1986, as amended, of the United States of America;

Company	Third Point Reinsurance Ltd., the company for which these Bye-laws are approved and confirmed;

Company Sale	the sale of all or substantially all of the issued and outstanding Shares of the Company and/or TP Re.

Controlled Group	with respect to any person, all shares directly owned by such person and all shares directly owned by each other Member any of whose shares are included in the Controlled Shares of such person;

Controlled Shares
in reference to any person, all shares that such person is deemed to own directly, indirectly (within the meaning of Section 958(a) of the Code) or, in the case of any U.S. Person, constructively (within the meaning of Section 958(b) of the Code);

Daily Share Price
with respect to the shares of the Company as of any Trading Day, the closing price of the shares of the Company on the New York Stock Exchange (or such other principal stock exchange or automated quotation system on which the shares of the Company are then traded) on such Trading Day;

Director	a director of the Company and shall include an Alternate Director;

Disinterested Board Members	Directors, other than Daniel S. Loeb or any other Director affiliated with or employed by the Sponsor or its Affiliates;

Effective Date
the first date on which Kelso (as defined in Bye-law 7.1) and their affiliates, Pine Brook (as defined in Bye-law 7.1) and their affiliates, and Daniel S. Loeb and his affiliates (collectively, “Daniel S. Loeb”), taken together, no longer beneficially own more than 35% of the voting power of the Company;

Fair Market Value
with respect to a repurchase of any shares of the Company in accordance with these Bye-laws, (i) if such shares are listed on a securities exchange (or quoted in a securities quotation system), the average closing sale price of such shares on such exchange (or in such quotation system), or, if such shares are listed on (or quoted in) more than one exchange (or quotation system), the average closing sale price of the shares on the principal securities exchange (or quotation system) on which such shares are then traded, or, if such shares are not then listed on a securities exchange (or quotation system) but are traded in the over-the-counter market, the average of the latest bid and asked quotations for such shares in such market, in each case for the last five trading days immediately preceding the day on which notice of the repurchase of such shares is sent pursuant to these Bye-laws or (ii) if no such closing sales prices or quotations are available because such shares are not publicly traded or otherwise, the fair value of such shares as determined by one independent nationally recognised investment banking firm chosen by the Board and reasonably satisfactory to the Member whose shares are to be so repurchased by the Company, provided, that the calculation of the Fair Market Value of the shares made by such appointed investment banking firm (i) shall not include any discount relating to the absence of a public trading market for, or any transfer restrictions on, such shares, and (ii) such calculation shall be final and the fees and expenses stemming from such calculation shall be borne by the Company or its assignee, as the case may be;

Initial Public Offering
the first registered public offering of any class of common shares of the Company or TP Re under the United States securities laws or any amalgamation, scheme of arrangement or consolidation as a result of which the Members receive, as the consideration in such amalgamation, scheme of arrangement or consolidation, equity securities of a class that (i) has been registered as part of a public offering under the United States securities laws and (ii) is publicly traded on the New York Stock Exchange (or such other principal stock exchange or automated quotation system on which the shares of the Company or TP Re are then traded);

Investment Manager	the Person appointed to manage the assets of TP Re pursuant to an investment management agreement;
Joint Venture and Investment    the Joint Venture and Investment Management Agreement    Management Agreement by and among TP     Re, the Company, Sponsor and Third Point     Advisors LLC, dated as of December 22,     2011

Member
a person registered in the Register of Members as the holder of shares in the Company and, when two or more persons are so registered as joint holders of shares, means the person whose name stands first in the Register of Members as one of such joint holders or all of such persons, as the context so requires;

Notice	written notice as further provided in these Bye-laws unless otherwise specifically stated;

Officer	any person appointed by the Board to hold an office in the Company;

Person
any individual, corporation, association, partnership, limited liability company, joint venture, joint stock or other company, business trust, trust, organization, governmental authority or other entity of any kind;

Qualified Initial Public Offering
(i) a registered public offering or registered public offerings on a national securities exchange of any class of common shares of the Company or TP Re under the United States securities laws, or (ii) any amalgamation, scheme of arrangement or consolidation as a result of which the Members receive, as the consideration in such amalgamation, scheme of arrangement or consolidation, equity securities of a class that (a) has been registered as part of a public offering under the United States securities laws and (b) is publicly traded on a national securities exchange, in either of case (i) or (ii), immediately following which the Company and TP Re together shall have received no less than U.S. $150,000,000;

Register of Directors and Officers	the register of directors and officers referred to in these Bye-laws;

Register of Members	the register of members referred to in these Bye-laws;

Regulatory Authority
any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative functions of or pertaining to government, any securities exchange and any self-regulatory organization;

Resident Representative	any person appointed to act as resident representative and includes any deputy or assistant resident representative;

Secretary
the person appointed to perform any or all of the duties of secretary of the Company and includes any deputy or assistant secretary and any person appointed by the Board to perform any of the duties of the Secretary;

Shares
shall be deemed to include the authorized shares of the Company, and other common shares of the Company and any options, warrants or securities exercisable for, or convertible or redeemable into, common shares of the Company;

Sponsor	Third Point LLC;

Subsidiary
with respect to any Person, means a company, more than fifty percent (50%) (or, in the case of a wholly owned subsidiary, one hundred percent (100%)) of the outstanding voting shares of which are owned, directly or indirectly, by such Person or by one or more other Subsidiaries of such Person, or any such Person and one or more other Subsidiaries;

TP Re	Third Point Reinsurance Company Ltd.;

Trading Day
any day on which the New York Stock Exchange (or such other principal stock exchange or automated quotation system on which the shares of the Company are then traded) is open for trading in securities listed thereon;

Treasury Share	a share of the Company that was or is treated as having been acquired and held by the Company and has been held continuously by the Company since it was so acquired and has not been cancelled;

United States	the United States of America and its dependent territories or any part thereof;

U.S. Person	a “United States person” as defined in Section 957(c) of the Code; and

1.2	In these Bye-laws, where not inconsistent with the context:

(a)	words denoting the plural number include the singular number and vice versa;

(b)	words denoting the masculine gender include the feminine and neuter genders;

(c)	words importing persons include companies, associations or bodies of persons whether corporate or not;

(d)	the words:

(i)	"may" shall be construed as permissive; and

(ii)	"shall" shall be construed as imperative; and

(e)	a reference to statutory provision shall be deemed to include any amendment or re-enactment thereof;

(f)	the word “corporation” means a corporation whether or not a company within the meaning of the Act;

(g)	unless otherwise provided herein, words or expressions defined in the Act shall bear the same meaning in these Bye-laws.

1.3
In these Bye-laws expressions referring to writing or its cognates shall, unless the contrary intention appears, include facsimile, printing, lithography, photography, electronic mail and other modes of representing words in visible form.

1.4	Headings used in these Bye-laws are for convenience only and are not to be used or relied upon in the construction hereof.
SHARES

2.	Power to Issue Shares

2.1
Subject to these Bye-laws and to any resolution of the Members to the contrary, and without prejudice to any special rights previously conferred on the holders of any existing shares or class of shares, the Board shall have the power to issue any unissued shares on such terms and conditions as it may determine and any shares or class of shares may be issued with such preferred, deferred or other special rights or such restrictions, whether in regard to dividend, voting, return of capital, or otherwise as the Company may by resolution of the Members prescribe.

2.2
Subject to the Act, any preference shares may be issued or converted into shares that (at a determinable date or at the option of the Company or the holder) are liable to be redeemed on such terms and in such manner as may be determined by the Board (before the issue or conversion).

3.	Power and Obligation of the Company to Purchase its Shares

3.1	The Company may purchase its own shares for cancellation or acquire them as Treasury Shares in accordance with the Act on such terms as the Board shall think fit.

3.2	The Board may exercise all the powers of the Company to purchase or acquire all or any part of its own shares in accordance with the Act.

3.3
If at any time following the first anniversary of an Initial Public Offering, the average of the Daily Share Price for each Trading Day in the then most recent 12 month period is 90% or less of the Book Value, then the

Company shall make an offer to repurchase a number of shares of the Company that, when combined with all prior repurchases pursuant to this Bye-Law 3.3, does not exceed 15% of the sum of (a) the number of shares of the Company outstanding after such repurchase and (b) the aggregate number of shares repurchased, provided that the majority of the Disinterested Board Members may, in its sole discretion, determine not to offer to make such a repurchase. Any offer to repurchase the Repurchase Offer Shares pursuant to Bye-law 3.3 shall be for a price per share determined by the Board, but in no event greater than Book Value.

3.4
No repurchase offer pursuant to Bye-law 3.3 shall be required if such repurchase does not comply with the Act or would result in (i) an adverse ratings action against the Company or TP Re by A.M. Best & Company, or (ii) any adverse action against the Company or TP Re by any Regulatory Authority.

3.5
Subject to the Act, if the Board in its sole discretion determines that ownership of shares of the Company by any Person may result in adverse tax consequences or materially adverse legal or regulatory treatment to the Company, any Subsidiary of the Company or any other Person (including if such consequence arises as a result of any U.S. Person owning Controlled Shares of 9.5% or more of the value of the Company or the voting shares of the Company after giving effect to any adjustment to voting power required by Bye-law 5), the Company will have the option, but not the obligation, to purchase all or part of the shares of the Company held by such Person to the extent the Board, in the reasonable exercise of its discretion, determines it is necessary to avoid or cure such adverse consequences) for immediately available funds in an amount equal to the Fair Market Value of such shares on the business day immediately prior to the date the Company sends the Repurchase Notice referred to below (the “Repurchase Price”); provided, that the Board will use reasonable efforts to exercise this option equally among similarly situated Persons (to the extent possible under the circumstances). In the event that the Company determines to purchase any such shares, the Company will be entitled to assign its purchase right to a third party or parties, including one or more of the other Persons, with the consent of such assignee. Each Person shall be bound by the determination by the Company to purchase or assign its right to purchase such Person’s shares and, if so required by the Company, shall sell the number of shares of the Company that the Company requires it to sell.

3.6
In the event that the Company or its assignee(s) determines to purchase any such shares, the Company shall provide each Member concerned with written notice of such determination (a “Repurchase Notice”) at least seven (7) calendar days prior to such purchase or such shorter period as each such Member may authorise, specifying the date on which any such shares are to be purchased and the Repurchase Price. The Company may revoke the Repurchase Notice at any time before it (or its assignee(s)) pays for the shares. Neither the Company nor its assignee(s) shall be obligated to give general notice to any Person of any intention to purchase or the conclusion of any purchase of shares of the Company. The closing of any such purchase of shares of the Company shall be no less than seven (7) calendar days after receipt of the Repurchase Notice by the Member, unless such Member agrees to a shorter period, and payment of the Repurchase Price by the Company or its assignee(s) shall be by wire transfer or certified check.

3.7
If the Company purchases any shares pursuant to Bye-laws 3.5 and 3.6, it shall do so only in a manner that the Board believes would not result, upon consummation of such transaction, in any U.S. Person owning Controlled Shares of 9.5% or more of the value of the Company or the voting shares of the Company (after giving effect to any adjustment to voting power required by Bye-law 5). Notwithstanding the foregoing, the Board, in its sole discretion and by unanimous consent of all of the Directors then in office, may waive the provisions of Bye-laws 3.5 and 3.6.

4.	Rights Attaching to Shares

4.1	At the date these Bye-laws are adopted, the share capital of the Company is divided into two classes: (i) common shares (the “Common Shares”) and (ii) preference shares (the “Preference Shares”).

4.2	The holders of the Common Shares shall, subject to these Bye-laws (including, without limitation, the rights attaching to Preference Shares):

(a)	be entitled to one vote per share;

(b)	be entitled to such dividends as the Board may from time to time declare;

(c)
in the event of a winding-up or dissolution of the Company, whether voluntary or involuntary or for the purpose of a reorganisation or otherwise or upon any distribution of capital, be entitled to the surplus assets of the Company; and

(d)	generally be entitled to enjoy all of the rights attaching to shares.

4.3
The Board is authorised to provide for the issuance of the Preference Shares in one or more series, and to establish from time to time the number of shares to be included in each such series, and to establish from time to time the number of shares to be included in each series, and to fix the terms, including designation, powers, preferences, rights, qualifications, limitations and restrictions of the shares of each such series (and, for the avoidance of doubt, such matters and the issuance of such Preference Shares shall not be deemed to vary the rights attached to the Common Shares or, subject to the terms of any other series of Preference Shares, to vary the rights attached to any other series of Preference Shares). The authority of the Board with respect to each series shall include, but not be limited to, determination of the following:

(a)	the number of shares constituting that series and the distinctive designation of that series;

(b)
the dividend rate on the shares of that series, whether dividends shall be cumulative and, if so, from which date or dates, and the relative rights of priority, if any, of the payment of dividends on shares of that series;

(c)	whether the series shall have voting rights, in addition to the voting rights provided by law and, if so, the terms of such voting rights;

(d)
whether the series shall have conversion or exchange privileges (including, without limitation, conversion into Common Shares) and, if so, the terms and conditions of such conversion or exchange, including provision for adjustment of the conversion or exchange rate in such events as the Board shall determine;

(e)
whether or not the shares of that series shall be redeemable or repurchaseable and, if so, the terms and conditions of such redemption or repurchase, including the manner of selecting shares for redemption or repurchase if less than all shares are to be redeemed or repurchased, the date or dates upon or after which they shall be redeemable or repurchaseable, and the amount per share payable in case of redemption or repurchase, which amount may vary under different conditions and at different redemption or repurchase dates;

(f)	whether that series shall have a sinking fund for the redemption or repurchase of shares of that series and, if so, the terms and amount of such sinking fund;

(g)
the right of the shares of that series to the benefit of conditions and restrictions upon the creation of indebtedness of the Company or any Subsidiary, upon the issue of any additional shares (including additional shares of such series or any other series) and upon the payment of dividends or the making of other distributions on, and the purchase, redemption or other acquisition by the Company or any Subsidiary of any issued shares of the Company;

(h)
the rights of the shares of that series in the event of voluntary or involuntary liquidation, dissolution or winding up of the Company, and the relative rights of priority, if any, of payment in respect of shares of that series; and

(i)	any other relative participating, optional or other special rights, qualifications, limitations or restrictions of that series.

4.4
Any Preference Shares of any series which have been redeemed (whether through the operation of a sinking fund or otherwise) or which, if convertible or exchangeable, have been converted into or exchanged for shares of any other class or classes shall have the status of authorised and unissued Preference Shares of the same series and may be reissued as a part of the series of which they were originally a part or may be reclassified and reissued as part of a new series of Preference Shares to be created by resolution or resolutions of the Board or as part of any other series of Preference Shares, all subject to the conditions and the restrictions on issuance set forth in the resolution or resolutions adopted by the Board providing for the issue of any series of Preference Shares.

4.5
At the discretion of the Board, whether or not in connection with the issuance and sale of any shares or other securities of the Company, the Company may issue securities, contracts, warrants or other instruments evidencing any shares, option rights, securities having conversion or option rights, or obligations on such terms, conditions and other provisions as are fixed by the Board including, without limiting the generality of this authority, conditions that preclude or limit any person or persons owning or offering to acquire a specified number or percentage of the issued Common Shares, other shares, option rights, securities having conversion or option rights, or obligations of the Company or transferee of the person or persons from exercising, converting, transferring or receiving the shares, option rights, securities having conversion or option rights, or obligations.

4.6
All the rights attaching to a Treasury Share shall be suspended and shall not be exercised by the Company while it holds such Treasury Share and, except where required by the Act, all Treasury Shares shall be excluded from the calculation of any percentage or fraction of the share capital, or shares, of the Company.

5.	Adjustment to Voting Power

5.1
If the votes conferred by the Controlled Shares of any Person would otherwise cause such Person or any other Person to be treated as a 9.5% Shareholder with respect to any matter (including, without limitation, election of directors), the votes with respect to such matter conferred by the shares of such Person’s Controlled Group are hereby reduced (and shall be automatically reduced in the future) by whatever amount is necessary so that, after any such reduction, the votes conferred by the Controlled Shares of such Person shall not result in such Person or any other Person being treated as a 9.5% Shareholder with respect to the vote on such matter.

5.2	The reduction in votes pursuant to the preceding Bye-law shall be determined as follows:

(a)
Beginning with the Controlled Group of the Person whose Controlled Shares have the largest number of votes and continuing, as required, with the Controlled Group of each Person whose Controlled Shares successively have a smaller number of votes (after giving effect to prior reductions), the reduction in votes conferred by the shares of a Controlled Group shall be effected proportionately among all the shares of such Controlled Group in accordance with the relative voting power of such shares. Generally, the Board will effectuate the reduction of votes in the manner and order described in the preceding sentence. If varying the order in which votes are reduced would result in a more equitable allocation of the reduction of votes as determined by the Board, the Board shall have the discretion to vary the order in which votes are reduced.

(b)
If there is a Person whose activities have been determined by the Board to have caused the application of subparagraph (a), after all required reductions in votes conferred on shares of Controlled Groups are effected pursuant to subparagraph (a), (i) the amount of any reduction in the votes of the shares of each Controlled Group effected by application of subparagraph (a) above shall be reallocated within such Controlled Group and conferred on the shares held directly by the Person whose actions have been determined by the Board to have caused the application of such subparagraph and (ii) the voting power of the shares held by each other Person holding shares in such Controlled Group shall be increased by such Person’s proportionate share of such reduction, in each case, to the extent that so doing does not cause any Person to be treated as a 9.5% Shareholder.

5.3
The Board shall implement the foregoing in the manner set forth in this Bye-law 5. In addition to any other provision of this Bye-law 5, any shares shall not carry rights to vote or shall have reduced voting rights to the extent that the Board reasonably determines, by the affirmative vote of a majority of the Directors, that it is reasonably necessary that such shares should not carry the right to vote or shall have reduced voting rights in order to avoid adverse tax consequences or materially adverse legal or regulatory treatment to the Company, any Subsidiary of the Company or any Person or its Affiliates; provided that the Board will use reasonable efforts to ensure equal treatment to similarly situated Persons to the extent possible under the circumstances and; provided further that the Board shall reallocate the amount of any reduction in vote in the manner described in Bye-law 5.2(b).

5.4
The Board shall have the authority to request from any Member such information as the Board may reasonably request for the purpose of determining whether any Member’s voting rights are to be adjusted. If any Member fails to respond to such a request, or submits incomplete or inaccurate information in response to such a request, the Board may in its sole discretion determine that such Member’s shares shall carry no voting rights, in which case such shares shall not carry any voting rights until otherwise determined by the Board in its absolute discretion.

Any Member shall give notice to the Company within ten days following the date that such Member acquires actual knowledge that it or, to the extent practicable, any Person who is a deemed or constructive owner of such Member’s Controlled Shares, is the actual, deemed or constructive owner of Controlled Shares of 9.5% or more of the Company.
The determination by the Board, taking into account any written advice of outside legal counsel which the Board determines to obtain, as to any adjustments to voting power of any share made pursuant to this Bye-law 5 shall be final and binding on all Persons.

6.	Certain Subsidiaries

6.1
Notwithstanding any other provision of these Bye-laws to the contrary, if the Company is required or entitled to vote at a general meeting of any subsidiary of the Company that is not a corporation organized under the laws of the United States or any state (or limited liability company organized under the laws of the United States or any state that is taxable as a corporation for United States Federal income tax purposes) or that is not treated as a pass-through vehicle or disregarded entity for United States federal income tax purposes (unless such disregarded entity owns, directly or indirectly, any subsidiary organized under the laws of a jurisdiction outside the United States that is treated as a corporation for United States federal income tax purposes) (together, the “Designated Companies”), the Board shall refer the subject matter of the vote (other than the removal and remuneration of auditors, the approval of financial statements and reports thereon, and the remuneration of

Directors) to the Members of the Company on a poll (subject to Bye-law 5) and seek authority from the Members for the Company's corporate representative or proxy to vote in favour of the resolution proposed by the Designated Company. The Board shall cause the Company's corporate representative or proxy to vote the Company's shares in the Designated Company pro rata to the votes received at the general meeting of the Company, with votes for or against the directing resolution being taken, respectively, as an instruction for the Company's corporate representative or proxy to vote the appropriate proportion of its shares for and the appropriate proportion of its shares against the resolution proposed by the Designated Company. The Board shall have authority to resolve any ambiguity.

6.2
The Board in its discretion shall require that the Bye-laws or Articles of Association or similar organizational documents of each Designated Company shall contain provisions substantially similar to this Bye-law 6. The Company shall enter into agreements, as and when determined by the Board, with each such Designated Company, only if and to the extent reasonably necessary and permitted under applicable law, to effectuate or implement this Bye-law 6.

7.	Special Actions

7.1
Notwithstanding anything to the contrary in these Bye-laws, the Company shall not and shall cause TP Re not to subject to Bye-Law 7.2 without the prior and express written consent of each of Daniel S. Loeb, KEP TP Holdings, L.P. and KIA TP Holdings, L.P. (collectively, “Kelso”) and Pine Brook LVR, L.P. (“Pine Brook” and together with Kelso (the “Lead Investors”) and together with Daniel S. Loeb, the “Founders”) enter into any transaction with any (i) Affiliate of the Company, (ii) Member and/or director, officer, employee, and/or Affiliate of any Member, and/or (iii) director, officer, employee, and/or Affiliate of any of the foregoing.

7.2
Notwithstanding anything to the contrary in these Bye-Laws, the consent right of each Founder set forth in Bye-Law 7.1 shall survive an Initial Public Offering until such time as such Founder holds shares representing less than 25% of the shares held by such Founder on December 22, 2011.

8.	Calls on Shares

8.1
The Board may make such calls as it thinks fit upon the Members in respect of any moneys (whether in respect of nominal value or premium) unpaid on the shares allotted to or held by such Members (and not made payable at fixed times by the terms and conditions of issue) and, if a call is not paid on or before the day appointed for payment thereof, the Member may at the discretion of the Board be liable to pay the Company interest on the amount of such call at such rate as the Board may determine, from the date when such call was payable up to the actual date of payment. The Board may differentiate between the holders as to the amount of calls to be paid and the times of payment of such calls.

8.2
Any amount which, by the terms of allotment of a share, becomes payable upon issue or at any fixed date, whether on account of the nominal value of the share or by way of premium, shall for the purposes of these Bye-laws be deemed to be an amount on which a call has been duly made and payable on the date on which, by the terms of issue, the same becomes payable, and in case of non-payment all the relevant provisions of these Bye-laws as to payment of interest, costs and expenses, forfeiture or otherwise shall apply as if such amount had become payable by virtue of a duly made and notified call.

8.3	The joint holders of a share shall be jointly and severally liable to pay all calls and any interest, costs and expenses in respect thereof.

8.4	The Company may accept from any Member the whole or a part of the amount remaining unpaid on any shares held by him, although no part of that amount has been called up or become payable.

9.	Forfeiture of Shares

9.1
If any Member fails to pay, on the day appointed for payment thereof, any call pursuant to Bye-law 8 in respect of any share allotted to or held by such Member, the Board may, at any time thereafter during such time as the call remains unpaid, direct the Secretary to forward such Member a notice in writing in the form, or as near thereto as circumstances admit, of the following:

Notice of Liability to Forfeiture for Non-Payment of Call
Third Point Reinsurance Ltd. (the "Company")
You have failed to pay the call of [amount of call] made on the [date], in respect of the [number] share(s) [number in figures] standing in your name in the Register of Members of the Company, on the [date], the day appointed for payment of such call. You are hereby notified that unless you pay such call together with interest thereon at the rate of [●] per annum computed from the said [date] at the registered office of the Company the share(s) will be liable to be forfeited.
Dated this [date]

[Signature of Secretary] By Order of the Board

9.2
If the requirements of such notice are not complied with, any such share may at any time thereafter before the payment of such call and the interest due in respect thereof be forfeited by a resolution of the Board to that effect, and such share shall thereupon become the property of the Company and may be disposed of as the Board shall determine. Without limiting the generality of the foregoing, the disposal may take place by sale, repurchase, redemption or any other method of disposal permitted by and consistent with these Bye-laws and the Act.

9.3
A Member whose share or shares have been so forfeited shall, notwithstanding such forfeiture, be liable to pay to the Company all calls owing on such share or shares at the time of the forfeiture, together with all interest due thereon and any costs and expenses incurred by the Company in connection therewith.

9.4
The Board may accept the surrender of any shares which it is in a position to forfeit on such terms and conditions as may be agreed. Subject to those terms and conditions, a surrendered share shall be treated as if it had been forfeited.

10.	Share Certificates

10.1
Every Member shall be entitled to a certificate under the common seal (or a facsimile thereof) of the Company or bearing the signature (or a facsimile thereof) of a Director or the Secretary or a person expressly authorised to sign specifying the number and, where appropriate, the class of shares held by such Member and whether the same are fully paid up and, if not, specifying the amount paid on such shares. The Board may by resolution determine, either generally or in a particular case, that any or all signatures on certificates may be printed thereon or affixed by mechanical means.

10.2	The Company shall be under no obligation to complete and deliver a share certificate unless specifically called upon to do so by the person to whom the shares have been allotted.

10.3
If any share certificate shall be proved to the satisfaction of the Board to have been worn out, lost, mislaid, or destroyed the Board may cause a new certificate to be issued and request an indemnity for the lost certificate if it sees fit.

10.4	Notwithstanding any provisions of these Bye-laws:

(a)
the Board shall, subject always to the Act and any other applicable laws and regulations and the facilities and requirements of any relevant system concerned, have power to implement any arrangements it may, in its absolute discretion, think fit in relation to the evidencing of title to and transfer of uncertificated shares and to the extent such arrangements are so implemented, no provision of these Bye-laws shall apply or have effect to the extent that it is in any respect inconsistent with the holding or transfer of shares in uncertificated form; and

(b)
unless otherwise determined by the Board and as permitted by the Act and any other applicable laws and regulations including applicable rules of the New York Stock Exchange, no person shall be entitled to receive a certificate in respect of any share for so long as the title to that share is evidenced otherwise than by a certificate and for so long as transfers of that share may be made otherwise than by a written instrument.

11.	Fractional Shares
The Company may issue its shares in fractional denominations and deal with such fractions to the same extent as its whole shares and shares in fractional denominations shall have in proportion to the respective fractions represented thereby all of the rights of whole shares including (but without limiting the generality of the foregoing) the right to vote, to receive dividends and distributions and to participate in a winding-up.
REGISTRATION OF SHARES

12.	Register of Members

12.1	The Board shall cause to be kept in one or more books a Register of Members and shall enter therein the particulars required by the Act.

12.2
The Register of Members shall be open to inspection without charge at the registered office of the Company on every business day, subject to such reasonable restrictions as the Board may impose, so that not less than two hours in each business day be allowed for inspection. The Register of Members may, after notice has been given in accordance with the Act, be closed for any time or times not exceeding in the whole thirty days in each year.

13.	Registered Holder Absolute Owner
The Company shall be entitled to treat the registered holder of any share as the absolute owner thereof and accordingly shall not be bound to recognise any equitable claim or other claim to, or interest in, such share on the part of any other person.

14.	Transfer of Registered Shares

14.1	An instrument of transfer shall be in writing in the form of the following, or as near thereto as circumstances admit, or in such other form as the Board may accept:
Transfer of a Share or Shares
Third Point Reinsurance Ltd. (the "Company")

FOR VALUE RECEIVED……………….. [amount], I, [name of transferor] hereby sell, assign and transfer unto [transferee] of [address], [number] shares of the Company.
DATED this [date]
Signed by:            In the presence of:
____________________    __________________
Transferor            Witness

Signed by:            In the presence of:
____________________    ________________
Transferee            Witness

14.2
Such instrument of transfer shall be signed by (or in the case of a party that is a corporation, on behalf of) the transferor and transferee, provided that, in the case of a fully paid share, the Board may accept the instrument signed by or on behalf of the transferor alone. The transferor shall be deemed to remain the holder of such share until the same has been registered as having been transferred to the transferee in the Register of Members.

14.3
The Board may refuse to recognise any instrument of transfer unless it is accompanied by the certificate in respect of the shares to which it relates and by such other evidence as the Board may reasonably require showing the right of the transferor to make the transfer.

14.4
The joint holders of any share may transfer such share to one or more of such joint holders, and the surviving holder or holders of any share previously held by them jointly with a deceased Member may transfer any such share to the executors or administrators of such deceased Member.

14.5
The Board may in its absolute discretion and without assigning any reason therefore refuse to register the transfer of a share which is not fully paid up. The Board shall refuse to register a transfer unless all applicable consents, authorisations and permissions of any governmental body or agency in Bermuda have been obtained. If the Board refuses to register a transfer of any share the Secretary shall, within three months after the date on which the transfer was lodged with the Company, send to the transferor and transferee notice of the refusal.

14.6	Shares may be transferred without a written instrument if transferred by an appointed agent or otherwise in accordance with the Act.

15.	Transmission of Registered Shares

15.1
In the case of the death of a Member, the survivor or survivors where the deceased Member was a joint holder, and the legal personal representatives of the deceased Member where the deceased Member was a sole holder, shall be the only persons recognised by the Company as having any title to the deceased Member's interest in the shares. Nothing herein contained shall release the estate of a deceased joint holder from any liability in respect of any share which had been jointly held by such deceased Member with other persons. Subject to the Act, for the purpose of this Bye-law, legal personal representative means the executor or administrator of a deceased Member or such other person as the Board may, in its absolute discretion, decide as being properly authorised to deal with the shares of a deceased Member.

15.2
Any person becoming entitled to a share in consequence of the death or bankruptcy of any Member may be registered as a Member upon such evidence as the Board may deem sufficient or may elect to nominate some person to be registered as a transferee of such share, and in such case the person becoming entitled shall execute in favour of such nominee an instrument of transfer in writing in the form, or as near thereto as circumstances admit, of the following:
Transfer by a Person Becoming Entitled on Death/Bankruptcy of a Member
Third Point Reinsurance Ltd. (the "Company")
I/We, having become entitled in consequence of the [death/bankruptcy] of [name and address of deceased/bankrupt Member] to [number] share(s) standing in the Register of Members of the Company in the name of the said [name of deceased/bankrupt Member] instead of being registered myself/ourselves, elect to have [name of transferee] (the "Transferee") registered as a transferee of such share(s) and I/we do hereby accordingly transfer the said share(s) to the Transferee to hold the same unto the Transferee, his or her executors, administrators and assigns, subject to the conditions on which the same were held at the time of the execution hereof; and the Transferee does hereby agree to take the said share(s) subject to the same conditions.
DATED this [date]
Signed by:            In the presence of:
____________________    __________________
Transferor            Witness

Signed by:            In the presence of:
____________________    ________________
Transferee            Witness

15.3
On the presentation of the foregoing materials to the Board, accompanied by such evidence as the Board may require to prove the title of the transferor, the transferee shall be registered as a Member. Notwithstanding the foregoing, the Board shall, in any case, have the same right to decline or suspend registration as it would have had in the case of a transfer of the share by that Member before such Member's death or bankruptcy, as the case may be.

15.4
Where two or more persons are registered as joint holders of a share or shares, then in the event of the death of any joint holder or holders the remaining joint holder or holders shall be absolutely entitled to such share or shares and the Company shall recognise no claim in respect of the estate of any joint holder except in the case of the last survivor of such joint holders.

ALTERATION OF SHARE CAPITAL

16.	Power to Alter Capital

16.1
The Company may if authorised by resolution of the Members increase, divide, consolidate, subdivide, change the currency denomination of, diminish or otherwise alter or reduce its share capital in any manner permitted by the Act.

16.2	Where, on any alteration or reduction of share capital, fractions of shares or some other difficulty would arise, the Board may deal with or resolve the same in such manner as it thinks fit.

17.	Variation of Rights Attaching to Shares
If, at any time, the share capital is divided into different classes of shares, the rights attached to any class (unless otherwise provided by the terms of issue of the shares of that class) may, whether or not the Company is being wound-up, be varied with the consent in writing of the holders of three-fourths of the issued shares of that class or with the sanction of a resolution passed by a majority of the votes cast at a separate general meeting of the holders of the shares of the class at which meeting the necessary quorum shall be two persons at least holding or representing by proxy one-third of the issued shares of the class. The rights conferred upon the holders of the shares of any class or series issued with preferred or other rights shall not, unless otherwise expressly provided by the terms of issue of the shares of that class or series, be deemed to be varied by the creation or issue of further shares ranking pari passu therewith.
DIVIDENDS AND CAPITALISATION

18.	Dividends

18.1
The Board may, subject to these Bye-laws and in accordance with the Act, declare a dividend to be paid to the Members, in proportion to the number of shares held by them, and such dividend may be paid in cash or wholly or partly in specie in which case the Board may fix the value for distribution in specie of any assets. No unpaid dividend shall bear interest as against the Company.

18.2	The Board may fix any date as the record date for determining the Members entitled to receive any dividend.

18.3	The Company may pay dividends in proportion to the amount paid up on each share where a larger amount is paid up on some shares than on others.

18.4
The Board may declare and make such other distributions (in cash or in specie) to the Members as may be lawfully made out of the assets of the Company. No unpaid distribution shall bear interest as against the Company.

19.	Power to Set Aside Profits
The Board may, before declaring a dividend, set aside out of the surplus or profits of the Company, such amount as it thinks proper as a reserve to be used to meet contingencies or for equalising dividends or for any other purpose.

20.	Method of Payment

20.1
Any dividend, interest, or other moneys payable in cash in respect of the shares may be paid by cheque or draft sent through the post directed to the Member at such Member's address in the Register of Members, or to such person and to such address as the holder may in writing direct.

20.2
In the case of joint holders of shares, any dividend, interest or other moneys payable in cash in respect of shares may be paid by cheque or draft sent through the post directed to the address of the holder first named in the Register of Members, or to such person and to such address as the joint holders may in writing direct. If two or more persons are registered as joint holders of any shares any one can give an effectual receipt for any dividend paid in respect of such shares.

20.3	The Board may deduct from the dividends or distributions payable to any Member all moneys due from such Member to the Company on account of calls or otherwise.

20.4
The Company shall be entitled to cease sending dividend cheques and warrants by post or otherwise to a Member if those instruments have been returned undelivered to, or left uncashed by, that Member on at least two consecutive occasions or, following one such occasion, reasonable enquiries have failed to establish the

Member’s new address. The entitlement conferred on the Company by this Bye-law in respect of any Member shall cease if the Member claims a dividend or cashes a dividend cheque or warrant.

21.	Capitalisation

21.1
The Board may capitalise any amount for the time being standing to the credit of any of the Company's share premium or other reserve accounts or to the credit of the profit and loss account or otherwise available for distribution by applying such amount in paying up unissued shares to be allotted as fully paid bonus shares pro rata (except in connection with the conversion of shares of one class to shares of another class) to the Members.

21.2
The Board may capitalise any amount for the time being standing to the credit of a reserve account or amounts otherwise available for dividend or distribution by applying such amounts in paying up in full, partly or nil paid shares of those Members who would have been entitled to such amounts if they were distributed by way of dividend or distribution.

MEETINGS OF MEMBERS

22.	Annual General Meetings
Notwithstanding the provisions of the Act entitling the Members of the Company to elect to dispense with the holding of an annual general meeting, an annual general meeting shall be held in each year (other than the year of incorporation) at such time and place, which shall not be in the United States, as the Chairman (if any) or any two Directors or any Director and the Secretary or the Board shall appoint.

23.	Special General Meetings
The Chairman (if any) or any two Directors or any Director and the Secretary or the Board may convene a special general meeting which shall not be in the United States whenever in their judgment such a meeting is necessary.

24.	Requisitioned General Meetings
The Board shall, on the requisition of Members holding at the date of the deposit of the requisition not less than one-tenth of such of the paid-up share capital of the Company as at the date of the deposit carries the right to vote at general meetings, forthwith proceed to convene a special general meeting and the provisions of the Act shall apply.

25.	Notice

25.1
At least 21 days' notice of an annual general meeting shall be given to each Member entitled to attend and vote thereat, stating the date, place and time which shall not be in the United States at which the meeting is to be held, that the election of Directors will take place thereat, and as far as practicable, the other business to be conducted at the meeting.

25.2
At least 21 days' notice of a special general meeting shall be given to each Member entitled to attend and vote thereat, stating the date, time, place which shall not be in the United States and the general nature of the business to be considered at the meeting.

25.3	The Board may fix any date as the record date for determining the Members entitled to receive notice of and to vote at any general meeting.

25.4
A general meeting shall, notwithstanding that it is called on shorter notice than that specified in these Bye-laws, be deemed to have been properly called if it is so agreed by (i) all the Members entitled to attend and vote thereat in the case of an annual general meeting; and (ii) by a majority in number of the Members having the right to attend and vote at the meeting, being a majority together holding not less than 95% in nominal value of the shares giving a right to attend and vote thereat in the case of a special general meeting.

25.5
The accidental omission to give notice of a general meeting to, or the non-receipt of a notice of a general meeting by, any person entitled to receive notice shall not invalidate the proceedings at that meeting.

26.	Giving Notice and Access

26.1	A notice may be given by the Company to a Member:

(a)	by delivering it to such Member in person, in which case the notice shall be deemed to have been served upon such delivery; or

(b)
by sending it by letter mail or courier to such Member's address in the Register of Members, in which case the notice shall be deemed to have been served seven days after the date on which it is deposited, with postage prepaid, in the mail; or

(c)
by sending it by courier to such Member’s address in the Register of Members, in which case the notice shall be deemed to have been served two days after the date on which it is deposited, with courier fees paid, with the courier service; or

(d)
by transmitting it by electronic means (including facsimile and electronic mail, but not telephone) in accordance with such directions as may be given by such Member to the Company for such purpose in which case the notice shall be deemed to have been served at the time that it would in the ordinary course be transmitted; or

(e)
by delivering it in accordance with the provisions of the Act pertaining to delivery of electronic records by publication on a website, in which case the notice shall be deemed to have been served at the time when the requirements of the Act in that regard have been met.

26.2
Any notice required to be given to a Member shall, with respect to any shares held jointly by two or more persons, be given to whichever of such persons is named first in the Register of Members and notice so given shall be sufficient notice to all the holders of such shares.

26.3
In proving service under paragraphs 26.1 (b), (c) and (d), it shall be sufficient to prove that the notice was properly addressed and prepaid, if posted or sent by courier, and the time when it was posted, deposited with the courier, or transmitted by electronic means.

27.	Notice of Nominations and Member Business

27.1	Annual General Meetings

(a)
Nominations of persons for election to the Board or the proposal of other business to be transacted by the Members may be made at an annual general meeting only (A) pursuant to the Company’s notice of meeting (or any supplement thereto), (B) by or at the direction of the Board or (C) subject to any applicable law, by Members of record at the time of giving of notice as provided for in this Bye-law 27.1 and who comply with the notice procedures set forth in this Bye-law 27.1;

(b)
For nominations or other business to be properly brought before an annual general meeting by a Member pursuant to clause (C) of Bye-law 27.1(a), the Member must have given timely notice thereof in writing to the Secretary and any such proposed business must constitute a proper matter for Member action. To be timely, a Member’s notice shall be delivered to or mailed and received by the Secretary at the registered office of the Company not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual general meeting; provided, that in the event that the date of the annual general meeting is advanced more than 30 days prior to such anniversary date or delayed more than 30 days after such anniversary date then to be timely such notice must be received at the registered office of the Company no earlier than 120 days prior to such annual general meeting and no later than the later of 70 days prior to the date of the general meeting or the 10th day following the day on which public announcement of the date of the general meeting was first made by the Company. In no event shall the public announcement of an adjournment or postponement of an annual general meeting commence a new time period (or extend any time period) for the giving of a Member’s notice as described above. For purposes of Bye-laws 27.1(b) and 27.2, “public announcement” shall mean disclosure in a press release reported by the Dow Jones News Service, the Associated Press, PR Newswire, Businesswire, Bloomberg or any comparable news service in the United States or in a document publicly filed by the Company with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Securities Exchange Act of 1934;

(c)
A Member’s notice to the Secretary shall set forth (A) as to each person whom the Member proposes to nominate for election or reelection as a director all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Section 14(a) of the Securities Exchange Act of 1934 (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected), (B) as to any other business that the Member proposes to bring before the general meeting, a brief description of the business desired to be brought before the general meeting, the text of the proposal or business, the reasons for conducting such business at the general meeting and any material interest in such business of such Member and the beneficial owner, if any, on whose behalf the proposal is made, and (C) as to the Member giving the notice and the beneficial owner, if any, on whose behalf the proposal is made:

(i)	the name and address of such Member (as they appear in the Register of Members) and any such beneficial owner;

(ii)	the class or series and number of shares of the Company which are held of record or are beneficially owned by such Member and by any such beneficial owner;

(iii)
a description of any agreement, arrangement or understanding between or among such Member and any such beneficial owner, any of their respective affiliates or associates, and any other person or persons (including their names) in connection with the proposal of such nomination or other business;

(iv)
a description of any agreement, arrangement or understanding (including, regardless of the form of settlement, any derivative, long or short positions, profit interests, forwards, futures, swaps, options, warrants, convertible securities, share appreciation or similar rights, hedging transactions and borrowed or loaned shares) that has been entered into by or on behalf of, or any other agreement, arrangement or understanding that has been made, the effect or intent of which is to create or mitigate loss to, manage risk or benefit of share price changes for, or increase or decrease the voting power of, such Member or any such beneficial owner or any such nominee with respect to the Company’s securities (a “Derivative Instrument”);

(v)
to the extent not disclosed pursuant to clause (iv) above, the principal amount of any indebtedness of the Company or any of its subsidiaries beneficially owned by such Member or by any such beneficial owner, together with the title of the instrument under which such indebtedness was issued and a description of any Derivative Instrument entered into by or on behalf of such Member or such beneficial owner relating to the value or payment of any indebtedness of the Company or any such Subsidiary;

(vi)
a representation that the Member is a holder of record of shares of the Company entitled to vote at such general meeting and intends to appear in person or by proxy at the general meeting to bring such nomination or other business before the general meeting; and

(vii)
a representation as to whether such Member or any such beneficial owner intends or is part of a group that intends to (i) deliver a proxy statement and/or form of proxy to holders of at least the percentage of the voting power of the Company’s outstanding shares required to approve or adopt the proposal or to elect each such nominee and/or (ii) otherwise to solicit proxies from Members in support of such proposal or nomination;

(d)
If requested by the Company, the information required under clauses (ii), (iii), (iv) and (v) of Bye-law 27.1(c) shall be supplemented by such Member and any such beneficial owner not later than 10 days after the record date for notice of the general meeting to disclose such information as of such record date;

(e)
Notwithstanding anything to the contrary, the notice requirements set forth herein with respect to the proposal of any business pursuant to this Bye-law 27.1 other than a nomination shall be deemed satisfied by a Member if such Member has submitted a proposal to the Company in compliance with Rule 14a-8 promulgated under the Securities and Exchange Act of 1934 and such Member’s proposal has been included in a proxy statement that has been prepared by the Company to solicit proxies for the general meeting.

27.2	Special General Meetings

(a)
Only such business shall be conducted at a special general meeting as shall have been brought before the general meeting in accordance with the Company’s notice of meeting pursuant to Bye-laws 25 and 26.

(b)
Nominations of persons for election to the Board at a special general meeting may be made (i) by or at the direction of the Board or (ii) provided that the Board has determined that Members may nominate persons for election to the Board at such general meeting, by any Member of the Company who is a Member of record at the time of giving of notice provided for in this Bye-law 27.2(b), who shall be entitled to vote at the general meeting and who complies with the notice procedures set forth in this Bye-law 27.

(c)
For nominations to be properly brought before a special general meeting by a Member pursuant to this Bye-law 27.2(b)(ii), the Member must have given timely notice thereof in writing to the Secretary. To be timely, a Member’s notice shall be delivered to or mailed and received at the registered office of the Company (A) not earlier than 120 days prior to the date of the special general meeting nor (B) later than the later of 90 days prior to the date of the special general meeting or the 10th day following the day on which public announcement of the date of the special general meeting was first made.

(d)	A Member’s notice to the Secretary, including any notice of requisition pursuant to Bye-law 24, shall comply with the notice requirements of Bye-law 27.1(c) and (d).

27.3	General

(a)
At the request of the Board, any person nominated by the Board for election as a director shall furnish to the Secretary the information that is required to be set forth in a Member’s notice of nomination pursuant to Bye-law 27.1(c).

(b)	No person shall be eligible to be nominated by a Member to serve as a director of the Company unless nominated in accordance with the procedures set forth in this Bye-law 27.

(c)
The chairman of the general meeting shall, if the facts warrant, determine and declare to the general meeting that a nomination was not made in accordance with the procedures prescribed by these Bye-laws or that business was not properly brought before the general meeting, and if he should so determine and declare, the defective nomination shall be disregarded or such business shall not be transacted, as the case may be.

(d)
Notwithstanding the foregoing provisions of this Bye-law 27, unless otherwise required by the Act, if the Member (or a qualified representative of the Member) does not appear at the annual or special general meeting to present a nomination or other proposed business, such nomination shall be disregarded or such proposed business shall not be transacted, as the case may be, notwithstanding that proxies in respect of such vote may have been received by the Company. For purposes of this Bye-law 27.3, to be considered a qualified representative of the Member, a person must be a duly authorized officer, manager or partner of such Member or must be authorized by a writing executed by such Member or an electronic transmission delivered by such Member to act for such Member as proxy at the general meeting and such person must produce such writing or electronic transmission, or a reliable reproduction of the writing or electronic transmission, at the general meeting.

27.4
Without limiting the foregoing provisions of this Bye-law 27, a Member shall also comply with all applicable requirements of the Securities Exchange Act of 1934 and the rules and regulations thereunder with respect to the matters set forth in this Bye-law 27; provided, that any references in these Bye-laws to the Securities Exchange Act of 1934 or the rules and regulations promulgated thereunder are not intended to and shall not limit any requirements applicable to nominations or proposals as to any other business to be considered pursuant to this Bye-law, and compliance with Bye-law 27.1 or 27.2 shall be the exclusive means for a Member to make nominations or submit other business (other than as provided in Bye-law 27.1(e)).

28.	Postponement or Cancellation of General Meeting
The Secretary may, and on instruction of the Chairman or president the Secretary shall, postpone or cancel any general meeting called in accordance with these Bye-laws (other than a meeting requisitioned under these Bye-laws) provided that notice of postponement or cancellation is given to the Members before the time for such meeting. Fresh notice of the date, time and place for the postponed or cancelled meeting shall be given to each Member in accordance with these Bye-laws.

29.	Electronic Participation and Security in Meetings

29.1
Members may participate in any general meeting by such telephonic, electronic or other communication facilities or means as permit all persons participating in the meeting to communicate with each other simultaneously and instantaneously, and participation in such a meeting shall constitute presence in person at such meeting.

29.2
The Board may, and at any general meeting, the Chairman of such meeting may, make any arrangement and impose any requirement or restriction it or he considers appropriate to ensure the security of the general meeting including, without limitation, requirements for evidence of identity to be produced by those attending the meeting, the searching of their personal property and the restriction of items that may be taken into the meeting place. The Board and, at any general meeting, the chairman of such meeting are entitled to refuse entry to a person who refuses to comply with any such arrangements, requirements or restrictions.

30.	Quorum at General Meetings

30.1
At any general meeting two or more persons present in person throughout the meeting and representing in person or by proxy in excess of 50% of the total issued voting shares in the Company throughout the meeting shall form a quorum for the transaction of business, provided, however that no Member may participate in any general meeting during which that Member (or, if any Member is an entity, its representative) is physically present in the United States.

30.2
If within half an hour from the time appointed for the meeting a quorum is not present, then, in the case of a meeting convened on a requisition, the meeting shall be deemed cancelled and, in any other case, the meeting shall stand adjourned to the same day one week later, at the same time and place (which shall not be in the United States) or to such other day, time or place (which shall not be in the United States) as the Secretary may determine. Unless the meeting is adjourned to a specific date, time and place (which shall not be in the United States) announced at the meeting being adjourned, fresh notice of the resumption of the meeting shall be given to each Member entitled to attend and vote thereat in accordance with these Bye-laws.

31.	Chairman to Preside at General Meetings
Unless otherwise agreed by a majority of those attending and entitled to vote thereat, the Chairman, if there be one, shall act as chairman of the meeting at all general meetings at which such person is present. In their absence a chairman of the meeting shall be appointed or elected by those present at the meeting and entitled to vote.

32.	Voting on Resolutions

32.1
Subject to the Act and these Bye-laws, any question proposed for the consideration of the Members at any general meeting shall be decided by the affirmative votes of a majority of the votes cast in accordance with these Bye-laws and in the case of an equality of votes the resolution shall fail.

32.2	No Member shall be entitled to vote at a general meeting unless such Member has paid all the calls on all shares held by such Member.

32.3
At any general meeting a resolution put to the vote of the meeting shall, in the first instance, be voted upon by a show of hands and, subject to any rights or restrictions for the time being lawfully attached to any class of shares and subject to these Bye-laws, every Member present in person and every person holding a valid proxy at such meeting shall be entitled to one vote and shall cast such vote by raising his hand.

32.4
In the event that a Member participates in a general meeting by telephone, electronic or other communication facilities or means, the chairman of the meeting shall direct the manner in which such Member may cast his vote on a show of hands.

32.5
At any general meeting if an amendment is proposed to any resolution under consideration and the chairman of the meeting rules on whether or not the proposed amendment is out of order, the proceedings on the substantive resolution shall not be invalidated by any error in such ruling.

32.6
At any general meeting a declaration by the chairman of the meeting that a question proposed for consideration has, on a show of hands, been carried, or carried unanimously, or by a particular majority, or lost, and an entry to that effect in a book containing the minutes of the proceedings of the Company shall, subject to these Bye-laws, be conclusive evidence of that fact.

33.	Power to Demand a Vote on a Poll

33.1	Notwithstanding the foregoing, a poll may be demanded by any of the following persons:

(a)	the chairman of such meeting; or

(b)	at least three Members present in person or represented by proxy; or

(c)
any Member or Members present in person or represented by proxy and holding between them not less than one-tenth of the total voting rights of all the Members having the right to vote at such meeting; or

(d)
any Member or Members present in person or represented by proxy holding shares in the Company conferring the right to vote at such meeting, being shares on which an aggregate sum has been paid up equal to not less than one-tenth of the total amount paid up on all such shares conferring such right.

33.2
Where a poll is demanded, subject to any rights or restrictions for the time being lawfully attached to any class of shares, every person present at such meeting shall have one vote for each share of which such person is the holder or for which such person holds a proxy and such vote shall be counted by ballot as described herein, or in the case of a general meeting at which one or more Members are present by telephone, electronic or other communication facilities or means, in such manner as the chairman of the meeting may direct and the result of such poll shall be deemed to be the resolution of the meeting at which the poll was demanded and shall replace any previous resolution upon the same matter which has been the subject of a show of hands. A person entitled to more than one vote need not use all his votes or cast all the votes he uses in the same way.

33.3
A poll demanded for the purpose of electing a chairman of the meeting or on a question of adjournment shall be taken forthwith. A poll demanded on any other question shall be taken at such time and in such manner during such meeting as the chairman (or acting chairman) of the meeting may direct. Any business other than that upon which a poll has been demanded may be conducted pending the taking of the poll.

33.4
Where a vote is taken by poll, each person physically present and entitled to vote shall be furnished with a ballot paper on which such person shall record his vote in such manner as shall be determined at the meeting having regard to the nature of the question on which the vote is taken, and each ballot paper shall be signed or initialled or otherwise marked so as to identify the voter and the registered holder in the case of a proxy. Each person present by telephone, electronic or other communication facilities or means shall cast his vote in such manner as the chairman of the meeting shall direct. At the conclusion of the poll, the ballot papers and votes cast in accordance with such directions shall be examined and counted by a committee of not less than two Members or proxy holders appointed by the chairman of the meeting for the purpose and the result of the poll shall be declared by the chairman of the meeting.

34.	Voting by Joint Holders of Shares
In the case of joint holders, the vote of the senior who tenders a vote (whether in person or by proxy) shall be accepted to the exclusion of the votes of the other joint holders, and for this purpose seniority shall be determined by the order in which the names stand in the Register of Members.

35.	Instrument of Proxy

35.1	An instrument appointing a proxy shall be in writing in substantially the following form or such other form as the chairman of the meeting shall accept:

Proxy
Third Point Reinsurance Ltd. (the "Company")
I/We, [insert names here], being a Member of the Company with [number] shares, HEREBY APPOINT [name] of [address] or failing him, [name] of [address] to be my/our proxy to vote for me/us at the meeting of the Members to be held on the [date] and at any adjournment thereof. [Any restrictions on voting to be inserted here.]
Signed this [date]
Member(s)

35.2
The instrument appointing a proxy must be received by the Company at the registered office or at such other place or in such manner as is specified in the notice convening the meeting or in any instrument of proxy sent out by the Company in relation to the meeting at which the person named in the instrument appointing a proxy proposes to vote, and an instrument appointing a proxy which is not received in the manner so prescribed shall be invalid.

35.3	A Member who is the holder of two or more shares may appoint more than one proxy to represent him and vote on his behalf in respect of different shares.

35.4	Subject to Bye-law 34.5, the decision of the chairman of any general meeting as to the validity of any appointment of a proxy shall be final.

35.5
Any Member may irrevocably appoint a proxy and in such case: (i) such appointment shall be irrevocable in accordance with the terms of the instrument of appointment; (ii) the Company shall be given notice of the appointment, such notice to include the name, address, telephone number and electronic mail address of the proxy, and the Company shall give to such proxy notice of all meetings of shareholders of the Company; (iii) such proxy shall be the only person entitled to vote the relevant Shares at any meeting at which such proxy is present; and (iv) the Company shall be obliged to recognise the proxy until such time as such proxy shall notify the Company in writing that the appointment of such proxy is no longer in force.

36.	Representation of Corporate Member

36.1
A corporation which is a Member may, by written instrument, authorise such person or persons as it thinks fit to act as its representative at any meeting and any person so authorised shall be entitled to exercise the same powers on behalf of the corporation which such person represents as that corporation could exercise if it were an individual Member, and that Member shall be deemed to be present in person at any such meeting attended by its authorised representative or representatives.

36.2
Notwithstanding the foregoing, the chairman of the meeting may accept such assurances as he thinks fit as to the right of any person to attend and vote at general meetings on behalf of a corporation which is a Member.

37.	Adjournment of General Meeting

37.1
The chairman of a general meeting at which quorum is present may, with the consent of the Members holding a majority of the voting rights of those Members present in person or by proxy (and shall if so directed by Members holding a majority of the voting rights of those Members present in person or by proxy) adjourn the meeting.

37.2	The chairman of a general meeting may may adjourn a meeting to another time and place without the consent or direction of the Members if it appears to him that:

(a)	it is likely to be impractical to hold or continue that meeting because of the number of Members wishing to attend who are not present; or

(b)	The unruly conduct of persons attending the meeting prevents, or is likely to prevent, the orderly continuation of the business of the meeting; or

(c)	An adjournment is otherwise necessary so that the business of the meeting may be properly conducted.

37.3
Unless the meeting is adjourned to a specific date, place and time announced at the meeting being adjourned, fresh notice of the date, place and time for the resumption of the adjourned meeting shall be given to each Member entitled to attend and vote thereat in accordance with these Bye-laws.

38.	Written Resolutions

38.1
Subject to these Bye-laws, anything which may be done by resolution of the Company in general meeting or by resolution of a meeting of any class of the Members may be done without a meeting by written resolution signed by or, in the case of a Member that is a corporation whether or not a company within the meaning of the Act, on behalf of all the Members who at the date of the resolution would be entitled to attend the meeting and vote on the resolution.

38.2
Notice of a written resolution shall be given, and a copy of the resolution shall be circulated, to all Members who would be entitled to attend a meeting and vote thereon. The accidental omission to give notice to, or the non-receipt of a notice by, any Member does not invalidate the passing of a resolution.

38.3
A written resolution is passed when it is signed by, or in the case of a Member that is a corporation, on behalf of, the Members who at the date that the notice is given represent such majority of votes as would be required if the resolution was voted on at a meeting of Members at which all Members entitled to attend and vote thereat were present and voting.

38.4	A resolution in writing may be signed in any number of counterparts.

38.5
A resolution in writing made in accordance with this Bye-law is as valid as if it had been passed by the Company in general meeting or by a meeting of the relevant class of Members, as the case may be, and any reference in any Bye-law to a meeting at which a resolution is passed or to Members voting in favour of a resolution shall be construed accordingly.

38.6	A resolution in writing made in accordance with this Bye-law shall constitute minutes for the purposes of the Act.

38.7	This Bye-law shall not apply to:

(a)	(a) a resolution passed to remove an Auditor from office before the expiration of his term of office; or

(b)	(b) a resolution passed for the purpose of removing a Director before the expiration of his term of office.

38.8
For the purposes of this Bye-law, the effective date of the resolution is the date when the resolution is signed by, or in the case of a Member that is a corporation, on behalf of, the last Member whose signature results in the necessary voting majority being achieved and any reference in any Bye-law to the date of passing of a resolution is, in relation to a resolution made in accordance with this Bye-law, a reference to such date.

38.9	This Bye-law 38 shall no longer apply or have effect from and after the Effective Date, and, from and after the Effective Date, no resolution of the Company may be adopted by written resolution.

39.	Directors Attendance at General Meetings
The Directors shall be entitled to receive notice of, attend and be heard at any general meeting.
DIRECTORS AND OFFICERS

40.	Election of Directors

40.1	Only persons who are proposed or nominated in accordance with Bye-law 27 shall be eligible for election as Directors.

40.2
Where persons are validly proposed for re-election or election as a Director, the persons receiving the most votes (up to the number of Directors to be elected) shall be elected as Directors, and an absolute majority of the votes cast shall not be a prerequisite to the election of such Directors.

40.3
For so long as a Lead Investor holds Shares representing at least 25% of the total number of Shares held by such Lead Investor on December 22, 2011, such Lead Investor shall have the right to appoint one Class III director to the Board of Directors of the Company at each annual general meeting at which the term of such Lead Investor’s appointee expires.

40.4	At any general meeting the Members may authorise the Board to fill any vacancy in their number left unfilled at a general meeting.

41.	Number of Directors
~~The Board shall consist of not less than~~ seven ~~Directors or such number in excess thereof as the Board may from time to time determine.~~ The Board shall consist of such number of Directors, not fewer than five Directors, as the Board may from time to time determine in its sole discretion, up to a maximum of eleven Directors.

42.	Term of Office of Directors

42.1
The Directors shall be classified with respect to the time for which they severally hold office, into three classes, as nearly equal in number as possible, one class (“Class I”) whose initial term expires at the 2014 annual general meeting of the Members will be elected for a three year term, another class (“Class II”) whose initial term expires at the 2015 annual general meeting of the Members will be elected for a three year term, and another class (“Class III”) whose initial term expires at the 2016 annual general meeting of the Members will be elected for a three year term, with each class to hold office until its successors are elected and qualified.

42.2
At each succeeding annual general meeting ~~of the Members, the~~, successors ~~of~~to the class of ~~d~~Directors whose term expires at ~~such~~that annual general meeting shall be elected ~~to hold office for a term expiring at the annual meeting of Members held in (i) with respect to the Class I directors, the third year following the year of their appointment, (ii) with respect to the Class II directors, the third year following the year of their appointment and (iii) with respect to the Class III directors, the third year following the year of their appointment~~for a three year term. If the number of Directors is changed, any increase or decrease shall be apportioned among the classes so as to maintain the number of Directors in each class as nearly equal as possible, and any Director of any class elected to fill a vacancy shall hold office for a term that shall coincide with the remaining term of the other Directors of that class, but in no case shall a decrease in the number of Directors shorten the term of any Director then in office. A Director shall hold office until the annual general meeting for the year in which his term expires, subject to his office being vacated pursuant to Bye-law 45.1.

43.	Alternate Directors; Board Observers

43.1	At any general meeting, the Members may elect a person or persons to act as a Director in the alternative to any one or more Directors or may authorise the Board to appoint such Alternate Directors.

43.2
Unless the Members otherwise resolve, any Director may appoint a person or persons to act as a Director in the alternative to himself by notice deposited with the Secretary. Any person so elected or appointed shall have all the rights and powers of the Director or Directors for whom such person is elected or appointed in the alternative provided that such person shall not be counted more than once in determining whether or not a quorum is present.

43.3
An Alternate Director shall be entitled to receive notice of all Board meetings and to attend and vote at any such meeting at which a Director for whom such Alternate Director was appointed in the alternative is not personally present and generally to perform at such meeting all the functions of such Director for whom such Alternate Director was appointed.

43.4
An Alternate Director shall cease to be such if the Director for whom he was appointed to act as a Director in the alternative ceases for any reason to be a Director, but he may be re-appointed by the Board as an alternate to the person appointed to fill the vacancy in accordance with these Bye-laws.

43.5
The Company shall permit one representative of each of Daniel S. Loeb, Kelso, Pine Brook and P RE Opportunities Ltd. (“PROL”) (but only for so long as Daniel S. Loeb, Kelso, Pine Brook or PROL, as applicable, hold Shares) to attend all meetings of the Board of Directors as observers, and shall provide such person with such notice and other information with respect to such meetings as are delivered to the directors of the Company. Notwithstanding the foregoing, the Company (i) may condition the right of any such person to attend meetings of the Board of Directors and receive notice and other information with respect to such meetings on the execution of a confidentiality agreement reasonably satisfactory to the Company, and (ii) may prevent such person from attending a meeting of the Board of Directors (or portion thereof) or receiving certain information with respect thereto if the Company believes, after consultation with counsel, that it is necessary to do so to ensure preservation of the attorney-client privilege.

44.	Removal of Directors

44.1
From the date of the adoption of these Bye-laws until the Effective Date, subject to any provision to the contrary in these Bye-laws, the Members holding a majority of the voting shares of the Company may, at any special general meeting convened and held in accordance with these Bye-laws, by the affirmative vote of all such Members, remove a Director, provided that the notice of any such meeting convened for the purpose of removing a Director shall contain a statement of the intention so to do and be served on such Director not less than 14 days before the meeting and at such meeting the Director shall be entitled to be heard on the motion for such Director's removal.

44.2
From the Effective Date, subject to any provision to the contrary in these Bye-laws, the Members holding a majority of the voting shares of the Company may, at any special general meeting convened and held in accordance with these Bye-laws, by the affirmative vote of all such Members, remove a Director only with cause, provided that the notice of any such meeting convened for the purpose of removing a Director shall contain a statement of the intention so to do and be served on such Director not less than 14 days before the meeting and at such meeting the Director shall be entitled to be heard on the motion for such Director's removal.

44.3
If a Director is removed from the Board under this Bye-law the Members may fill the vacancy at the meeting at which such Director is removed. In the absence of such election or appointment, the Board may fill the vacancy.

44.4
For the purposes of this Bye-law, “cause” shall mean a conviction for a criminal offence involving dishonesty or engaging in conduct which brings the Director or the Company into disrepute and which results in material financial detriment to the Company.

45.	Vacancy in the Office of Director

45.1	The office of Director shall be vacated if the Director:

(a)	is removed from office pursuant to these Bye-laws or is prohibited from being a Director by law;

(b)	is or becomes bankrupt, or makes any arrangement or composition with his creditors generally;

(c)	is or becomes of unsound mind or dies; or

(d)	resigns his office by notice to the Company.

45.2
The Members in general meeting or the Board shall have the power to appoint any person as a Director to fill a vacancy on the Board occurring as a result of the death, disability, disqualification or resignation of any Director or as a result of an increase in the size of the Board and to appoint an Alternate Director to any Director so appointed, provided that in the event the vacancy to be filled is for a Lead Investor’s appointee and such Lead Investor meets the qualifications set forth in Bye-Law 40.3 for its entitlement to appoint a Director, then such Lead Investor shall appoint the Director to fill such vacancy.

46.	Remuneration of Directors
The remuneration (if any) of the Directors shall be determined by the Board of Directors or a committee thereof and shall be deemed to accrue from day to day. The Directors and any board observers appointed pursuant to Bye-law 43.5 will also be paid all travel, hotel and other expenses properly incurred by them in attending and returning from the Board meetings, any committee appointed by the Board, general meetings, or in connection with the business of the Company or their duties as Directors generally.

47.	Defect in Appointment
All acts done in good faith by the Board, any Director, a member of a committee appointed by the Board, any person to whom the Board may have delegated any of its powers, or any person acting as a Director shall, notwithstanding that it be afterwards discovered that there was some defect in the appointment of any Director or person acting as aforesaid, or that he was, or any of them were, disqualified, be as valid as if every such person had been duly appointed and was qualified to be a Director or act in the relevant capacity.

48.	Directors to Manage Business
The business of the Company shall be managed and conducted by the Board. In managing the business of the Company, the Board may exercise all such powers of the Company as are not, by the Act or by these Bye-laws, required to be exercised by the Company in general meeting.

49.	Powers of the Board of Directors
The Board may:

(a)	appoint, suspend, or remove any manager, secretary, clerk, agent or employee of the Company and may fix their remuneration and determine their duties;

(b)
exercise all the powers of the Company to borrow money and to mortgage or charge or otherwise grant a security interest in its undertaking, property and uncalled capital, or any part thereof, and may issue debentures, debenture stock and other securities whether outright or as security for any debt, liability or obligation of the Company or any third party;

(c)
appoint one or more Directors to the office of managing director or chief executive office of the Company, who shall, subject to the control of the Board, supervise and administer all of the general business and affairs of the Company;

(d)
appoint a person to act as manager of the Company's day-to-day business and may entrust to and confer upon such manager such powers and duties as it deems appropriate for the transaction or conduct of such business;

(e)
by power of attorney, appoint any company, firm, person or body of persons, whether nominated directly or indirectly by the Board, to be an attorney of the Company for such purposes and with such powers, authorities and discretions (not exceeding those vested in or exercisable by the Board) and for such period and subject to such conditions as it may think fit and any such power of attorney may contain such provisions for the protection and convenience of persons dealing with any such attorney as the Board may think fit and may also authorise any such attorney to sub-delegate all or any of the powers, authorities and discretions so vested in the attorney;

(f)	procure that the Company pays all expenses incurred in promoting and incorporating the Company;

(g)
delegate any of its powers (including the power to sub-delegate) to a committee of one or more persons appointed by the Board which may consist partly or entirely of non-Directors, provided that every such committee shall conform to such directions as the Board shall impose on them and provided further that the meetings and proceedings of any such committee shall be governed by the provisions of these Bye-laws regulating the meetings and proceedings of the Board, so far as the same are applicable and are not superseded by directions imposed by the Board;

(h)	delegate any of its powers (including the power to sub-delegate) to any person on such terms and in such manner as the Board may see fit;

(i)	present any petition and make any application in connection with the liquidation or reorganisation of the Company;

(j)	in connection with the issue of any share, pay such commission and brokerage as may be permitted by law; and

(k)
authorise any company, firm, person or body of persons to act on behalf of the Company for any specific purpose and in connection therewith to execute any deed, agreement, document or instrument on behalf of the Company.

50.	[Intentionally Omitted]

51.	Register of Directors and Officers
The Board shall cause to be kept in one or more books at the registered office of the Company a Register of Directors and Officers and shall enter therein the particulars required by the Act.

52.	Appointment of Officers
The Board may appoint such Officers (who may or may not be Directors) as the Board may determine for such terms as the Board deems fit.

53.	Appointment of Secretary
The Secretary shall be appointed by the Board from time to time for such term as the Board deems fit.

54.	Duties of Officers
The Officers shall have such powers and perform such duties in the management, business and affairs of the Company as may be delegated to them by the Board from time to time.

55.	Remuneration of Officers
The Officers shall receive such remuneration as the Board or a committee thereof may determine.

56.	Conflicts of Interest

56.1
Any Director, or any Director's firm, partner or any company with whom any Director is associated, may act in any capacity for, be employed by or render services to the Company on such terms, including with respect to remuneration, as may be agreed between the parties. Nothing herein contained shall authorise a Director or Director's firm, partner or company to act as Auditor to the Company.

56.2
A Director who is directly or indirectly interested in a contract or proposed contract or arrangement with the Company shall declare the nature of such interest as required by the Act and such Director shall be required to recuse himself from any board meeting at which such contract or arrangement is to be considered.

56.3
Following a declaration being made pursuant to this Bye-law, a Director shall not vote in respect of any contract or proposed contract or arrangement in which such Director is interested, shall not be counted in the quorum for such meeting and shall be required to recuse himself from any discussion, provided that such restrictions shall not apply to the investment management agreement, dated December 22, 2011, by and between the Company, TP Re or any of their respective affiliates (including, without limitation, the Joint Venture and Investment Management Agreement but except as expressly set forth in such Joint Venture and Investment Management Agreement), and the Sponsor, or any of its affiliates, or any amendment, modifications or waivers thereof or any successor agreement thereto. For the avoidance of doubt, no Director shall be considered "interested" with respect to any transactions in which all the Members participate or are offered to participate.

57.	Indemnification and Exculpation of Directors and Officers

57.1
The Directors, Resident Representative, Secretary and other Officers (such term to include any person appointed to any committee by the Board) for the time being acting in relation to any of the affairs of the Company or any Subsidiary thereof and the liquidator or trustees (if any) for the time being acting in relation to any of the affairs of the Company or any Subsidiary thereof and every one of them, and their heirs, executors and administrators, shall be indemnified and secured harmless out of the assets of the Company from and against all actions, costs, charges, losses, damages and expenses which they or any of them, their heirs, executors or administrators, shall or may incur or sustain by or by reason of any act done, concurred in or omitted in or about the execution of their duty, or supposed duty, or in their respective offices or trusts, and none of them shall be answerable for the acts, receipts, neglects or defaults of the others of them or for joining in any receipts for the sake of conformity, or for any bankers or other persons with whom any moneys or effects belonging to the Company shall or may be lodged or deposited for safe custody, or for insufficiency or deficiency of any security upon which any moneys of or belonging to the Company shall be placed out on or invested, or for any other loss, misfortune or damage which may happen in the execution of their respective offices or trusts, or in relation thereto, PROVIDED THAT this indemnity shall not extend to any matter in respect of any fraud, gross negligence or wilful misconduct which may attach to any of the said persons. Each Member agrees to waive any claim or right of action such Member might have, whether individually or by or in the right of the Company, against any Director or Officer on account of any action taken by such Director or Officer, or the failure of such Director or Officer to take any action in the performance of his duties with or for the Company or any Subsidiary thereof, PROVIDED THAT such waiver shall not extend to any matter in respect of any fraud, gross negligence or wilful misconduct which may attach to such Director or Officer.

57.2
The Company may purchase and maintain insurance for the benefit of any Director or Officer against any liability incurred by him under the Act in his capacity as a Director or Officer or indemnifying such Director or Officer in respect of any loss arising or liability attaching to him by virtue of any rule of law in respect of any negligence, default, breach of duty or breach of trust of which the Director or Officer may be guilty in relation to the Company or any Subsidiary thereof.

57.3
The Company may advance moneys to a Director or Officer for the costs, charges and expenses incurred by the Director or Officer in defending any civil or criminal proceedings against him, on condition that the Director or Officer shall repay the advance if any allegation of fraud or dishonesty is proved against him.

MEETINGS OF THE BOARD OF DIRECTORS

58.	Board Meetings
The Board may meet for the transaction of business, adjourn and otherwise regulate its meetings as it sees fit provided, however, that no Director may participate in any meeting of the Board or committee thereof while physically present in the United States. A resolution put to the vote at a Board meeting shall be carried by the affirmative votes of a majority of the votes cast and in the case of an equality of votes the resolution shall fail.

59.	Notice of Board Meetings
A Director may, and the Secretary on the requisition of a Director shall, at any time summon a Board meeting or a meeting of a committee of the Board. Notice of a Board meeting shall be deemed to be duly given to a Director if it is given to such Director verbally (including in person or by telephone) or otherwise communicated or sent to such Director by post, electronic means or other mode of representing words in a visible form at such Director's last known address or in accordance with any other instructions given by such Director to the Company for this purpose at least 48 hours prior to such Board meeting, unless each Director attends or gives his prior written consent to the meeting being held on such shorter notice.

60.	Electronic Participation in Meetings
Directors may participate in any meeting by such telephonic, electronic or other communication facilities or means as permit all persons participating in the meeting to communicate with each other simultaneously and instantaneously, and participation in such a meeting shall constitute presence in person at such meeting provided, however, that no Director may participate in any meeting of the Board or a committee thereof while physically present in the United States.

61.	Quorum at Board Meetings
The quorum necessary for the transaction of business at a Board meeting shall be a majority of the Directors then in office.

62.	Board to Continue in the Event of Vacancy
The Board may act notwithstanding any vacancy in its number but, if and so long as its number is reduced below the number fixed by these Bye-laws as the quorum necessary for the transaction of business at Board meetings, the continuing Directors or Director may act for the purpose of (i) summoning a general meeting; or (ii) preserving the assets of the Company.

63.	Chairman to Preside
Unless otherwise agreed by a majority of the Directors attending, the Chairman, if there be one, shall act as chairman at all Board meetings at which such person is present. In his absence a chairman shall be appointed or elected by the Directors present at the meeting.

64.	Written Resolutions
A resolution signed by all the Directors, which may be in counterparts, shall be as valid as if it had been passed at a Board meeting or the applicable committee thereof, duly called and constituted, such resolution to be effective on the date on which the last Director signs the resolution, provided that no such resolution shall be valid unless the last signature of a Director is affixed outside the United States (but, notwithstanding Bye-laws 58 and 60 hereof, a Director who is not the last Director to sign may sign a resolution in writing even though he is in the United States). Such resolution shall be deemed to be adopted as an act of the Board or the applicable committee thereof, at the place where, and at the time when, the last signature of a Director is affixed thereto. For the purposes of this Bye-law only, "the Directors" shall not include an Alternate Director.

65.	Validity of Prior Acts of the Board
No regulation or alteration to these Bye-laws made by the Company in general meeting shall invalidate any prior act of the Board which would have been valid if that regulation or alteration had not been made.
CORPORATE RECORDS

66.	Minutes
The Board shall cause minutes to be duly entered in books provided for the purpose:

(a)	of all elections and appointments of Officers;

(b)	of the names of the Directors present at each Board meeting and of any committee appointed by the Board; and

(c)	of all resolutions and proceedings of general meetings of the Members, Board meetings, meetings of managers and meetings of committees appointed by the Board.

67.	Place Where Corporate Records Kept
Minutes prepared in accordance with the Act and these Bye-laws shall be kept by the Secretary at the registered office of the Company.

68.	Form and Use of Seal

68.1	The Company may adopt a seal in such form as the Board may determine. The Board may adopt one or more duplicate seals for use in or outside Bermuda.

68.2
A seal may, but need not, be affixed to any deed, instrument or document, and if the seal is to be affixed thereto, it shall be attested by the signature of (i) any Director, or (ii) any Officer, or (iii) the Secretary, or (iv) any person authorised by the Board for that purpose.

68.3	A Resident Representative may, but need not, affix the seal of the Company to certify the authenticity of any copies of documents.
ACCOUNTS

69.	Records of Account

69.1	The Board shall cause to be kept proper records of account with respect to all transactions of the Company and in particular with respect to:

(a)	all amounts of money received and expended by the Company and the matters in respect of which the receipt and expenditure relates;

(b)	all sales and purchases of goods by the Company; and

(c)	all assets and liabilities of the Company.

69.2
Such records of account shall be kept at the registered office of the Company, or subject to the Act, at such other place as the Board thinks fit and shall be available for inspection by the Directors during normal business hours.

69.3	Such records of account shall be retained for a minimum period of five years from the date on which they are prepared.

70.	Financial Year End
The financial year end of the Company may be determined by resolution of the Board and failing such resolution shall be 31st December in each year.
AUDITS

71.	Annual Audit
Subject to any rights to waive laying of accounts or appointment of an Auditor pursuant to the Act, the accounts of the Company shall be audited at least once in every year.

72.	Appointment of Auditor

72.1
Subject to the Act, at the annual general meeting or at a subsequent special general meeting in each year, an independent representative of the Members shall be appointed by them as Auditor of the accounts of the Company.

72.2	The Auditor may be a Member but no Director, Officer or employee of the Company shall, during his continuance in office, be eligible to act as an Auditor of the Company.

73.	Remuneration of Auditor

73.1	The remuneration of an Auditor appointed by the Members shall be fixed by the Company in general meeting or in such manner as the Members may determine.

73.2	The remuneration of an Auditor appointed by the Board to fill a casual vacancy in accordance with these Bye-laws shall be fixed by the Board.

74.	Duties of Auditor

74.1
The financial statements provided for by these Bye-laws shall be audited by the Auditor in accordance with generally accepted auditing standards. The Auditor shall make a written report thereon in accordance with generally accepted auditing standards.

74.2
The generally accepted auditing standards referred to in this Bye-law may be those of a country or jurisdiction other than Bermuda or such other generally accepted auditing standards as may be provided for in the Act. If so, the financial statements and the report of the Auditor shall identify the generally accepted auditing standards used.

75.	Access to Records
The Auditor shall at all reasonable times have access to all books kept by the Company and to all accounts and vouchers relating thereto, and the Auditor may call on the Directors or Officers for any information in their possession relating to the books or affairs of the Company.

76.	Financial Statements

76.1
Subject to any rights to waive laying of accounts pursuant to the Act, financial statements, as required by the Act, shall be laid before the Members in a general meeting annually. A resolution in writing made in accordance with Bye-law 37 receiving, accepting, adopting, approving or otherwise acknowledging financial statements shall be deemed to be the laying of such statements before the Members in general meeting.

77.	Distribution of Auditor’s Report
The report of the Auditor shall be submitted to the Members in general meeting.

78.	Vacancy in the Office of Auditor
The Board may fill any casual vacancy in the office of the auditor.
BUSINESS COMBINATIONS

79.	Business Combinations

79.1
Any Business Combination with any Interested Shareholder within a period of three years following the time of the transaction in which the person became an Interested Shareholder must be approved by the Board and authorised at an annual or special general meeting, by the affirmative vote of at least 66.67% of the issued and outstanding voting shares of the Company that are not owned by the Interested Shareholder, unless:

(a)
prior to the time that the person became an Interested Shareholder, the Board approved either the Business Combination or the transaction which resulted in the person becoming an Interested Shareholder; or

(b)
upon consummation of the transaction which resulted in the person becoming an Interested Shareholder, the Interested Shareholder owned at least 85% of the number of issued and outstanding voting shares of the Company at the time the transaction commenced, excluding for the purposes of determining the number of shares issued and outstanding those shares owned (i) by persons who are directors and also officers and (ii) employee share plans in which employee participants do not have the right to determine whether shares held subject to the plan will be tendered in a tender or exchange offer.

79.2	The restrictions contained in this Bye-law 79 shall not apply if:

(a)
a Member becomes an Interested Shareholder inadvertently and (i) as soon as practicable divests itself of ownership of sufficient shares so that the Member ceases to be an Interested Shareholder; and (ii) would not, at any time within the three-year period immediately prior to a Business Combination between the Company and such Member, have been an Interested Shareholder but for the inadvertent acquisition of ownership; or

(b)
the Business Combination is proposed prior to the consummation or abandonment of, and subsequent to the earlier of the public announcement or the notice required hereunder of, a proposed transaction which (i) constitutes one of the transactions described in the following sentence; (ii) is with or by a person who either was not an Interested Shareholder during the previous three years or who became an Interested Shareholder with the approval of the Board; and (iii) is approved or not opposed by a majority of the members of the Board then in office who were Directors prior to any person becoming an Interested Shareholder during the previous three years or were recommended for election or elected to succeed such Directors by resolution of the Board approved by a majority of such Directors. The proposed transactions referred to in the preceding sentence are limited to:

(i)	a merger, amalgamation or consolidation of the Company (except an amalgamation in respect of which, pursuant to the Act, no vote of the shareholders of the Company is required);

(ii)
a sale, lease, exchange, mortgage, pledge, transfer or other disposition (in one transaction or a series of transactions), whether as part of a dissolution or otherwise, of assets of the Company or of any entity directly or indirectly wholly-owned or majority-owned by the Company (other than to the Company or any entity directly or indirectly wholly-owned by the Company) having an aggregate market value equal to 50% or more of either the aggregate market value of all of the assets of the Company determined on a consolidated basis or the aggregate market value of all the issued and outstanding shares of the Company; or

(iii)	a proposed tender or exchange offer for 50% or more of the issued and outstanding voting shares of the Company.

(c)	For the purposes of this Bye-law 79.2 only, the term:

(i)	"affiliate" means a person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, another person;

(ii)
“associate," when used to indicate a relationship with any person, means: (i) any company, partnership, unincorporated association or other entity of which such person is a director, officer or partner or is, directly or indirectly, the owner of 20% or more of any class of voting shares; (ii) any trust or other estate in which such person has at least a 20% beneficial interest or as to which such person serves as trustee or in a similar fiduciary capacity; and (iii) any relative or spouse of such person, or any relative of such spouse, who has the same residence as such person;

(iii)	"Business Combination," when used in reference to the Company and any Interested Shareholder of the Company, means:

(a)
any merger, amalgamation or consolidation of the Company or any entity directly or indirectly wholly-owned or majority-owned by the Company, wherever incorporated, with (A) the Interested Shareholder or any of its affiliates, or (B) with any other company, partnership, unincorporated association or other entity if the merger, amalgamation or consolidation is caused by the Interested Shareholder;

(b)
any sale, lease, exchange, mortgage, pledge, transfer or other disposition (in one transaction or a series of transactions), except proportionately as a shareholder of the Company, to or with the Interested Shareholder, whether as part of a dissolution or otherwise, of assets of the Company or of any entity directly or indirectly wholly-owned or majority-owned by the Company which assets have an aggregate market value equal to 10% or more of either the aggregate market value of all the assets of the Company determined on a consolidated basis or the aggregate market value of all the issued and outstanding shares of the Company;

(c)
any transaction which results in the issuance or transfer by the Company or by any entity directly or indirectly wholly-owned or majority-owned by the Company of any shares of the Company, or any share of such entity, to the Interested Shareholder, except: (A) pursuant to the exercise, exchange or conversion of securities exercisable for, exchangeable for or convertible into shares of the Company, or shares of any such entity, which securities were issued and outstanding prior to the time that the Interested Shareholder became such; (B) pursuant to a dividend or distribution paid or made, or the exercise, exchange or conversion of securities exercisable for, exchangeable for or convertible into shares of the Company, or shares of any such entity, which security is distributed, pro rata to all holders of a class or series of shares subsequent to the time the Interested Shareholder became such; (C) pursuant to an exchange offer by the Company to purchase shares made on the same terms to all holders of such shares; or (D) any issuance or transfer of shares by the Company; provided however, that in no case under items (B)-(D) of this subparagraph shall there be an increase in the Interested Shareholder's proportionate share of the any class or series of shares;

(d)
any transaction involving the Company or any entity directly or indirectly wholly-owned or majority-owned by the Company which has the effect, directly or indirectly, of increasing the proportionate share of any class or series of shares, or securities convertible into any class or series of shares of the Company, or shares of any such entity, or securities convertible into such shares, which is owned by the Interested Shareholder, except as a result of immaterial changes due to fractional share adjustments or as a result of any repurchase or redemption of any shares not caused, directly or indirectly, by the Interested Shareholder; or

(e)
any receipt by the Interested Shareholder of the benefit, directly or indirectly (except proportionately as a shareholder of the Company), of any loans, advances, guarantees, pledges or other financial benefits (other than those expressly permitted in subparagraphs (a)-(d) of this paragraph) provided by or through the Company or any entity directly or indirectly wholly-owned or majority-owned by the Company;

(iv)
“control”, including the terms "controlling," "controlled by" and "under common control with," means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of voting shares, by contract or otherwise. A person who is the owner of 20% or more of the issued and outstanding voting shares of any company, partnership, unincorporated association or other entity shall be presumed to have control of such entity, in the absence of proof by a preponderance of the evidence to the contrary; provided that notwithstanding the foregoing, such presumption of control shall not apply where such person holds voting shares, in good faith and not for the purpose of circumventing this provision, as an agent, bank, broker, nominee, custodian or trustee for one or more owners who do not individually or as a group have control of such entity;

(v)
"Interested Shareholder" means any person (other than the Company and any entity directly or indirectly wholly-owned or majority-owned by the Company) that (i) is the owner of 15% or more of the issued and outstanding voting shares of the Company, (ii) is an affiliate or associate of the Company and was the owner of 15% or more of the issued and outstanding voting shares of the Company at any time within the three-year period immediately prior to the date on which it is sought to be determined whether such person is an Interested Shareholder or (iii) is an affiliate or associate of any person listed in (i) or (ii) above; provided, however, that the term "Interested Shareholder" shall not include any person whose ownership of shares in excess of the 15% limitation set forth herein is the result of action taken solely by the Company unless such person referred to in this proviso acquires additional voting shares of the Company otherwise than as a result of further corporate action not caused, directly or indirectly, by such person. For the purpose of determining whether a person is an Interested Shareholder, the voting shares of the Company deemed to be issued and outstanding shall include voting shares deemed to be owned by the person through application of paragraph (viii) below, but shall not include any other unissued shares which may be issuable pursuant to any agreement, arrangement or understanding, or upon exercise of conversion rights, warrants or options, or otherwise;

(vi)	"person" means any individual, company, partnership, unincorporated association or other entity;

(vii)
"voting shares" means, with respect to any company, shares of any class or series entitled to vote generally in the election of directors and, with respect to any entity that is not a company, any equity interest entitled to vote generally in the election of the governing body of such entity;

(viii)	"owner," including the terms "own" and "owned," when used with respect to any shares, means a person that individually or with or through any of its affiliates or associates:

(a)	beneficially owns such shares, directly or indirectly; or

(b)
has (A) the right to acquire such shares (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding, or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise; provided, however, that a person shall not be deemed the owner of shares tendered pursuant to a tender or exchange offer made by such person or any of such person's affiliates or associates until such tendered shares are accepted for purchase or exchange; or (B) the right to vote such shares pursuant to any agreement, arrangement or understanding; provided, however, that a person shall not be deemed the owner of any shares because of such person's right to vote such shares if the agreement, arrangement or understanding to vote such shares arises solely from a revocable proxy or consent given in response to a proxy or consent solicitation made to 10 or more persons; or

(c)
has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting (except voting pursuant to a revocable proxy or consent as described in item (B) of subparagraph (b) of this paragraph), or disposing of such shares with any other person that beneficially owns, or whose affiliates or associates beneficially own, directly or indirectly, such shares.

79.3
In respect of any Business Combination to which the restrictions contained in Bye-law 79.1 do not apply but which the Act requires to be approved by the Members, the necessary general meeting quorum and Members’ approval shall be as set out in Bye-laws 30 and 32 respectively.

79.4
The Board shall ensure that the bye-laws or other constitutional documents of each entity wholly-owned or majority-owned by the Company shall contain any provisions necessary to ensure that the intent of Bye-law 79.1, as it relates to the actions of such entities, is achieved.

VOLUNTARY WINDING-UP AND DISSOLUTION

80.	Winding-Up
If the Company shall be wound up the liquidator may, with the sanction of a resolution of the Members, divide amongst the Members in specie or in kind the whole or any part of the assets of the Company (whether they shall consist of property of the same kind or not) and may, for such purpose, set such value as he deems fair upon any property to be divided as aforesaid and may determine how such division shall be carried out as between the Members or different classes of Members. The liquidator may, with the like sanction, vest the whole or any part of such assets in the trustees upon such trusts for the benefit of the Members as the liquidator shall think fit, but so that no Member shall be compelled to accept any shares or other securities or assets whereon there is any liability.
CHANGES TO CONSTITUTION

81.	Changes to Bye-laws

81.1
No Bye-law may be rescinded, altered or amended and no new Bye-law may be made save in accordance with the Act and until the same has been approved by a resolution of the Board and by a resolution of the Members. In addition, no amendment to these Bye-laws which would have a material adverse effect on the rights of Kelso, Pine Brook or Daniel S. Loeb may be made without such party’s consent but only for so long as such party holds a number of Shares equal to at least 25% of the total number of Shares held by such party on December 22, 2011.

81.2
Bye-laws 32, 40, 42.1, 44 and 81 may not be rescinded, altered or amended and no new Bye-law may be made which would have the effect of rescinding, altering or amending the provisions of such Bye-laws, until the same has been approved by a resolution of the Board including the affirmative vote of not less than 66.67% of the Directors then in office and by a resolution of the Members including the affirmative vote of not less than 66.67% of the votes attaching to all shares in issue.